UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05601

SEI Institutional International Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-676-1000

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

Item 1.	Reports to Stockholders.

September 30, 2019

ANNUAL REPORT

SEI Institutional International Trust

International Equity Fund

Emerging Markets Equity Fund

International Fixed Income Fund

Emerging Markets Debt Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

September 30, 2019 (Unaudited)

To Our Shareholders:

After an extended period of historical calm and steady gains, volatility returned to financial markets at the start of the fiscal year ending September 30, 2019, with a selloff toward the end of 2018 that sent most global indexes into or near bear market territory; an early-2019 rebound subsequently saw the S&P 500 Index deliver its best first-quarter performance in 20 years. Trade war fears, ongoing Brexit discussions and the U.S. yield curve all weighed on investor expectations throughout the reporting period.

The pace of interest-rate increases by the Federal Reserve (“Fed”) mostly followed the market’s projections. Long-term rates fell by a greater magnitude than short-term rates after the Federal Reserve raised rates at the start of the reporting period but then cut twice over the final quarter; the yield curve flattened to a post-recession low and even inverted at multiple maturities.

The European Central Bank ended its bond-buying program at the end of 2018 but made assurances that it would reinvest maturing securities for some time to help keep rates low. Christine Lagarde resigned as president of the International Monetary Fund after being named to succeed Mario Draghi as European Central Bank (“ECB”) President at the end of October 2019. Lagarde is expected to maintain her predecessor’s dovish policies.

The Japanese yen, typically viewed as a safe-haven asset in “risk-off” environments, finished the period higher against the U.S. dollar while the Bank of Japan (“BOJ”) held monetary policy stable. Driven by trade-related tensions, the Chinese yuan slid to an 11-year low against the U.S. dollar during the fiscal period. While China’s currency strengthened earlier in the fiscal year as U.S.-China trade negotiations appeared to be reaching a favorable conclusion, its value weakened again following a breakdown in talks at the beginning of May.

Oil prices began the reporting period near a four-year high, supported by geopolitical tensions and news that Saudi Arabia and Russia would extend an agreement to curb output. However, growing concerns over falling demand and increasing global supply, along with a broad selloff in risk assets, helped drive a correction during the last three months of 2018 that sent the commodity down over 40% from its earlier highs. While support at the start of the New Year saw a 50% recovery from its lows, oil closed the fiscal year down almost 30%.

Geopolitical events

U.S. elections in November 2018 produced a partial shift in power away from Republicans and toward Democrats in Congress and statehouses across the country. The new balance of authority in Congress could substantially limit the ability of President Donald Trump and Republicans to pass meaningful legislation; it also enhances the investigatory powers available to Democrats, thereby adding to political risk for the Trump administration.

The partial shutdown of the U.S. government in December lasted over a month due to an impasse between Congress and President Trump’s administration about whether to fund a multi-billion dollar wall on the U.S.-Mexico border championed by the president. The Trump administration received a measure of resolution in March, when the special counsel investigating the 2016 election could not conclude that the president committed criminal obstruction of justice, although neither did it exonerate him. However, as the fiscal year came to an end, the political war between Trump and congressional Democrats escalated to an official impeachment inquiry following a whistleblower complaint alleging that Mr. Trump asked Ukrainian President Volodymyr Zelensky to investigate political rival Joe Biden.

The North American Free Trade Agreement’s successor came into focus just before the start of the period—first when the U.S. and Mexico came to an agreement in August 2018, and then when the U.S. and Canada finally ironed out their differences in September. Now called the United States-Mexico-Canada Agreement, the revised deal is expected to strengthen its predecessor’s provisions and improve labor standards. The U.S. is projected to offer Canada and Mexico relief from automobile-related trade barriers as a result of the new agreement, although aluminum and steel tariffs will remain.

U.S.-China trade negotiations came to a halt on August 1, 2019 with President Trump’s announcement of new tariffs (10% on $300 billion of Chinese goods) and China’s subsequent promise of retaliation, provoking a disconcerting depreciation in the yuan’s exchange rate with the U.S. dollar. Both sides applied new and higher tariffs beginning September 1. The U.S. imposed a 15% tariff on $112 billion worth of Chinese goods, while China resumed 25% tariffs on American cars and added 5%-to-10% tariffs on $75 billion worth of other American goods. As a new round of

SEI Institutional International Trust / Annual Report / September 30, 2019	1

LETTER TO SHAREHOLDERS (Continued)

September 30, 2019 (Unaudited)

negotiations materialized for October, the U.S. delayed a tariff measure scheduled for October 1 (an increase from 25% to 30% on $250 billion worth of Chinese goods).

U.K. Prime Minister Theresa May announced on May 24 her intention to resign following a poor showing for Conservatives in European Parliamentary elections. May’s inability to establish sufficient support for her Brexit deal or a viable alternative had become an impasse, and her recent overtures for a second referendum alienated a large subset of her party’s leadership. Prime Minister Boris Johnson faced sharp resistance from the outset of his tenure: Conservative members of Parliament defected to support a vote eliminating the prospect of a no-deal departure from the EU on October 31, and the U.K. Supreme Court reversed the Prime Minister’s attempt to suspend Parliament.

Elsewhere, after months of demonstrations, protesters in Hong Kong saw some success when a proposed law that would have allowed for extradition to mainland China was withdrawn. Protests continued, however, amid a reported increase in China’s police presence and undercover activity.

Economic performance

U.S. economic growth slowed to 2.2% in the fourth quarter of 2018, a drop from 3.4% in the previous quarter, primarily due to a softer environment for business investment that was only modestly affected by the partial government shutdown. Still, U.S. GDP for the 2018 calendar year finished at 2.9%, equaling growth in 2015 as the best in 10 years. The government shutdown that continued through most of January likely detracted some in 2019; however, growth rebounded to 3.1% in the first quarter, driven by increases in inventories and trade. GDP growth measured just 2.0% in the second quarter; robust consumer spending countered a decline in exports and inventory builds, allowing the 10-year expansion to continue despite decelerating global activity.

The U.S. labor market remained robust throughout the fiscal year: the unemployment rate fell, finishing the period near a 50-year low at 3.5%; the labor-force participation rate ended at 63.2%, slightly higher from a year earlier. Average hourly earnings gained 2.9% over the year, although a modest increase in price pressures weighed on real personal income growth. The historically strong labor market and improving wage growth helped boost the debt profile of the U.S. consumer. The Fed’s dovish pivot in the final quarter of the reporting period involved an early conclusion to its balance-sheet reduction program, which was initially scheduled to end in September. These accommodative actions came amid below-target inflation and uncertainty about trade developments.

In September, the ECB cut its benchmark interest rate for the first time since 2016, to a historic low, and announced it would restart quantitative easing. Broad economic growth in the eurozone slowed to its weakest pace in six years at the end of the second quarter of 2019, as slumping exports in Germany and a stagnating Italian economy hampered expansion; the slowdown strengthens the case for continued accommodative policy by the ECB for some time.

The Bank of England held its official bank rate unchanged during the reporting period after raising by 0.25% just before the start of the fiscal year. Committee guidance later in the period noted a bias toward higher rates in the future depending on the Brexit outcome, in contrast to the looser monetary policy shifts of the Fed and ECB. The U.K. economy grew 1.3% year-on-year through the second quarter of 2019, its weakest level since the beginning of 2018.

Japanese GDP grew 1.4% year-on-year at the end of the second quarter of 2019; the BOJ maintained monetary stimulus in an attempt to counter slowing growth and weak productivity gains. Meanwhile, GDP in China expanded by just 6.2% year-on-year in the second quarter of 2019, its weakest pace in 28 years, as a lack of consumer confidence due to the U.S. trade war continued to put pressure on economic growth.

Market developments

The U.S. equity market suffered a significant decline early in the fiscal year ending September 30, 2019, as concerns about rising interest rates, trade issues, and softening global economic growth weighed on investor sentiment. During this time, the highly-cyclical energy sector experienced a notable selloff, while the consumer staples and utilities sectors, in particular, outperformed and helped mitigate some damage in the falling market. However, January marked the best start for equities in thirty years; the recovery rally continued until a slight retreat in May, but touched a record high in July before the end of the fiscal year. The utilities, real estate and consumer staples sectors were top performers over the entire period, while energy, health care and industrials lagged.

2	SEI Institutional International Trust / Annual Report / September 30, 2019

Small-cap stocks (Russell 2000 Index) failed to keep up with large caps (Russell 1000 Index) in the U.S. during the fiscal year. Large caps finished up 3.87%, easily outpacing small caps, which lost 8.89%.

Brexit concerns continued to overshadow the outlook for business in the U.K.; while the FTSE UK Series All-Share Index gained 10.70% in U.S. dollar terms, the index rose just 2.68% in sterling. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, rose 1.38% in U.S. dollar terms; U.S. markets did better, as the S&P 500 Index returned 4.25%. Despite continued accommodative monetary policy from the ECB, European equities lagged, as fears over trade wars and policy uncertainty grew. The MSCI Europe Index (Net) finished down 0.75% in U.S. dollar terms but 5.74% higher in euros; the euro finished up 6.18% versus the U.S. dollar for the period.

Emerging markets failed to keep pace over the full 12 months. The MSCI Emerging Markets Index (Net) finished the reporting period down 2.02% in U.S. dollar terms, after a selloff over the final three months erased its to-date gains for the fiscal year. Asian markets ended the period lower as trade-related concerns drove regional market weakness.

Led by the dovish tone of global central banks and lukewarm economic data in the U.S. and Europe, global government bonds outperformed global high-yield bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve, as short-term yields fell less than long-term yields. In early December, the spread between 2-year and 10-year Treasury bonds compressed to 11 basis points, its narrowest point in more than 12 years. At the same time, the spread between 2-year and 5-year Treasurys inverted, as did the spread between 3-year and 5-year Treasurys. Notably, the 3-month and 10-year rates inverted for the first time in about 12 years in March, a signal of impending recession to some market watchers. While the differential turned back positive in April, it reverted again in May and stayed negative through the end of the period. The Federal Open Market Committee increased the federal-funds rate in mid-December—the first hike of the reporting period but fourth of the calendar year and ninth during the tightening cycle—while softening its projections for future rate increases. The hike failed to sustain an impact on higher short-term yields, while subdued inflation and long-term economic growth expectations pressured the long end of the curve. In July, the central bank cut rates for the first time in 11 years and did so again in September. Yields for 10-year U.S. government bonds declined and ended the period 137 basis points lower at 1.68%, while 2-year yields rose to almost 3% early in the fiscal year but finished the period down 118 basis points at 1.63%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (“TIPS”), were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) slid 6.57%, primarily due to oil market headwinds, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) moved 5.75% higher.

The high-yield market, as measured by the ICE BofAML US High Yield Constrained Index, climbed 6.30%, while global fixed income did slightly better, with the Bloomberg Barclays Global Aggregate Index up 7.60% in U.S. dollar terms during the reporting period.

U.S. investment-grade corporate debt performed well, as the Bloomberg Barclays US Corporate Investment Grade Index returned 13.00%. U.S. asset-backed and mortgage-backed securities also managed gains during the fiscal year, benefiting from favorable supply-and-demand dynamics and continued improvement in collateral.

Emerging-market debt delivered strong performance. The JP Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, climbed 10.13% higher in U.S. dollar terms. The JP Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), gained 11.57%, after starting 2019 down for the reporting period to date.

Our view

We have leaned toward an optimistic view on equities and other risk-oriented assets for the past 10 years. When markets corrected sharply in price—as several U.S. equity indexes did in 2011, 2015 and late last year—we viewed the pullbacks as buying opportunities. We believe that staying invested has been a sound overall strategy. Today, while we still doubt that a true bear market is on the immediate horizon, we are surprised by the resilience of the stock-market averages during the third quarter in the face of numerous economic and political uncertainties, both in the U.S. and globally.

The U.S. economy remains in reasonably good shape and appears to be in little danger of contracting any time soon. Granted, the manufacturing and agricultural sectors are being stressed by the trade war with China. But we think

SEI Institutional International Trust / Annual Report / September 30, 2019	3

LETTER TO SHAREHOLDERS (Concluded)

September 30, 2019 (Unaudited)

there is a limit to how far this deterioration in economic activity will go. Few economists would dispute that the U.S. consumer sector is in great shape.

Traders in the federal-funds futures market expect more rate cuts on the heels of the FOMC’s July and September cuts. The central bank is also no longer letting its securities portfolio contract now that it halted quantitative easing. If the economy were to weaken in a serious way, it could ramp up its purchases of Treasurys again.

Looking at the U.S. stock market, the forward-earnings trend has flattened in recent quarters. Periods of flat-to-down earnings over several quarters occurred in the 2014-to-2015 period, and in 2011, 2007 and 1998, each coinciding with flat-to-declining stock prices, increased volatility and moderate-to-severe market corrections.

Growth and momentum styles continued to outperform quality and value for much of the third quarter. However, September saw a sharp reversal in this trend for the first time since the beginning of 2018 as value outperformed. It’s hard to say whether this reversal will be sustained, although SEI’s equity managers have been positioned for such an eventuality.

A trade truce between China and the U.S. would be a relief, but it would be only one piece of a larger mosaic that must first come together. Getting the world back on a faster growth track will depend on an economic rebound in the domestic economies of China and Europe.

Our expectation of an economic revival in China rests on the assumption that all the fiscal and monetary-policy measures put in place over the past year will overcome the major challenge posed by the trade war. The latest tranches of import duties are aimed at Chinese goods like apparel and toys, which usually have thin profit margins, are labor-intensive, and can be more easily produced in other low-wage nations than higher-tech products. We therefore believe that Chinese President Xi Jinping has an incentive to get a deal done with President Trump. The last thing Xi needs is a sharp rise in unemployment and corporate bankruptcies as profit margins get eviscerated.

China’s currency has weakened further in recent months, reaching an 11-year low against the U.S. dollar in September 2019 that amounted to a cumulative decline of 12% since April 2018—thereby offsetting a little more than half of the imposed or announced tariff increases. The Chinese government is reluctant to encourage additional currency depreciation, fearing that capital could flee the country. Rather, there is evidence that it is getting more aggressive when it comes to pulling the monetary and fiscal levers.

Slowing growth in China, the U.S. and the eurozone does not bode well for other economies. On a positive note, many developing countries have been able to cut interest rates in recent months. Meanwhile, capital-market conditions in emerging countries still appear benign. Spreads on U.S. dollar-denominated debt remain in the middle of their range for the past eight years.

Despite all its economic and political problems, European-wide equity markets have done rather well this year in local-currency terms. The MSCI Europe ex UK Index (Net) climbed 21.1% year to date, actually matching that of the MSCI USA Index (Net). The MSCI United Kingdom Index (Net) was the laggard, gaining only 13.8%—still something of an achievement considering the messy political situation in the U.K.

How does one explain the rather robust performance of European equities? It can largely be attributed to the lack of an alternative option. For example, now that Germany’s sovereign yield curve is negative all the way up to 30 years (just one year after yields were positive beyond six years), its investors have no hope of building wealth in less risky fixed-income assets and are therefore forced into equities and other risk-oriented investments. Investors globally face similar challenges, even if not quite to the same extent.

While Germany’s overall economy is not clearly in a recession, its manufacturing sector almost certainly is—the 6.4% decline in industrial production from the peak in November 2017 through July 2019 was worse than Italy’s 2.5% contraction over the same period. Considering that manufacturing represents almost 23% of the country’s GDP (much higher than the average for developed countries), it is easy to understand why the country is in a funk.

We will find out soon whether a no-deal exit from the EU actually takes place or is delayed (for a third time) beyond the October 31st deadline. The political carnage caused by Brexit is already breath-taking. The Conservatives lost their working majority in the Parliament following the expulsion of 21 members of Parliament from the party in the aftermath of a vote to wrest away Brexit negotiations from the government.

4	SEI Institutional International Trust / Annual Report / September 30, 2019

The battle between the Prime Minister and the Parliament already led to a constitutional crisis when the U.K. Supreme Court declared Johnson’s move to suspend Parliament as invalid. If he defies the will of Parliament and takes the U.K. out of the EU without a trade agreement, that crisis will deepen. More likely, there will be an additional delay, with a new Brexit deadline. That would allow for a general election and, hopefully, a new mandate from the electorate. But the political landscape in Great Britain is in flux. The outcome of the next election could be an unstable coalition.

Despite the rather solid financial position of U.K. households, both consumer and business confidence are nearing levels consistent with recession. Confidence measures in the eurozone, while off the highs of 2017, have not fallen to the same degree.

Japan is also focused on home-grown uncertainty: The consumption tax hike effective October 1st. And despite a tight labor market with an almost record-high number of available jobs per applicant, the decline in earnings growth from last year is surprisingly steep. Regardless of all their efforts, Prime Minister Shinzo Abe’s government and the Bank of Japan have been unable to spur a lasting reflation of the economy.

Like Germany, Japan has been hurt by the slowing growth of China and the general malaise affecting Asia as a whole. To make matters worse, Japan’s political relationship with South Korea has frayed badly in recent months. Both countries have expanded economic sanctions, including tit-for-tat tariff duties and consumer boycotts. Even more worrisome is the breakdown in direct military intelligence sharing at a time when China is pushing its weight around in the East and South China Seas.

In all, Japan’s outlook appears to be one of stasis. In the meantime, investors will likely continue to view the country as a safe haven owing to its low volatility. We believe the yen will remain well-bid under this scenario.

In view of the uncertainties facing investors presently, the prediction game is arguably even more challenging than usual. Accordingly, as always, we believe in a diversified approach to investing. Although maintaining exposure to equities and other risk-oriented assets can at times feel uncomfortable, it is our view that investors with long time horizons should avoid timing the market or making outsized sector or regional bets. We think it is best not to assume, for example, that the S&P 500 Index and growth stocks will always be the only games in town. The recent volatility and sharp style rotations in the past quarter should serve as reminders that trends do not last forever.

Sincerely,

William T. Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management, SEI

SEI Institutional International Trust / Annual Report / September 30, 2019	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

International Equity Fund

I. Objective

The International Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2019: Acadian Asset Management LLC, Blackcrane Capital, LLC, Causeway Capital Management LLC, INTECH Investment Management LLC, Lazard Asset Management LLC, Neuberger Berman Investment Advisers LLC, NWQ Investment Management Company, LLC and WCM Investment Management.

During the period, Lazard Asset Management LLC was added to the Fund.

III. Return vs. Benchmark

For the year ended September 30, 2019, the Fund’s Class F shares underperformed the MSCI EAFE Index (Net) (the “Index”), returning -4.63% versus the Index return of -1.34%.

IV. Fund Attribution

As noted in the shareholder letter, developed equities fell sharply at the start of the fiscal year on fears of slowing global growth before recovering in the first quarter of 2019. In addition to political tensions in the EU and U.K., the U.S.-China trade war weighed on sentiment throughout the summer of 2019, leading to choppy performance for the rest of the period.

Pacific ex-Japan was the best-performing region in the Index, as Australia was largely immune to the politics that roiled Europe and the U.K. A surprise victory by prime minster candidate Scott Morrison was seen as a positive for the markets and helped boost equity performance for the region. Europe was the next-best performing region as negative market sentiment amid slowing growth concerns led to strong outperformance by defensive sectors. During the fiscal year, manufacturing in Germany weakened as global trade slowed, while yellow vest protests and other populist themes dominated news headlines. In response to lackluster economic data, the European Central Bank announced a fresh set of monetary policies designed to boost the region with lower rates and more asset purchases. The reporting period saw the postponement of the Brexit deadline in the U.K., along with failed efforts by Teresa May to push through her Brexit deal, leading to Boris Johnson becoming Prime Minister and subsequently roiling markets with his hard Brexit push. Although the U.K. Parliament passed a law preventing Johnson from pursuing such actions, there was extensive volatility in the British pound as markets digested ongoing news. Japan was the worst-performing region during the period. An export-dominated country, Japan took the brunt of the damage from slowing global growth, as the U.S.-China trade war intensified with fresh rounds of tariffs exchanged.

Weakened by slowing global growth, which took a toll on crude oil demand, energy was the worst-performing sector, and the Fund’s slight overweight detracted. The Fund’s underweight to defensive sectors—utilities and consumer staples—also detracted as investors sought to shield themselves from deteriorating economic conditions and volatile market prices, and those sectors outperformed. The Fund was also challenged by selection within the financials sectors, which dealt with persistent headwinds from falling and negative rates in the U.K., Europe and Japan. Materials lagged on similar economic concerns, and the Fund’s overweight contributed. The Fund’s overweight to the information technology sector contributed, as companies with strong but less cyclical growth prospects fared well. From a regional perspective, an overweight to the Pacific ex-Japan region, especially in South Korea, detracted as the region faced headwinds driven by the global economic slowdown and trade war disputes.

Manager performance was mixed during the period. Blackcrane was the largest detractor due to weak selection in energy and industrials. Quantitative equity manager INTECH also detracted as its exposure to momentum and selection in the consumer staples and health care sectors struggled. Both managers faced headwinds to momentum, which was buffeted by continued rotation in market leadership throughout the period. Acadian, another quantitative equity manager, underperformed as its exposure to both momentum and value stocks was a headwind. Value was the biggest style headwind during the period as investors shied away from the cyclicality in such sectors. NWQ and Causeway both underperformed due to weak selection affected by the headwind to value. Causeway had weak selection in communication services and consumer staples, while NWQ underperformed in financials and consumer staples.

Stability growth manager WCM contributed to Fund performance with favorable security selection in the

6	SEI Institutional International Trust / Annual Report / September 30, 2019

information technology and financials sectors; the manager was supported by a market tailwind for defensive stocks with strong profitability and growth prospects. Neuberger Berman also outperformed and benefited from the stability growth tailwind that supported the manager’s investment style.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Equity Fund, Class F	-4.63%	5.11%	2.89%	4.49%	3.43%
International Equity Fund, Class I	-4.90%	4.85%	2.63%	4.21%	3.17%
International Equity Fund, Class Y	-4.43%	5.38%	3.13%	4.60%	3.46%
MSCI EAFE Index (Net)	-1.34%	6.48%	3.27%	4.90%	4.87%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class F, Class I and Class Y, versus the MSCI EAFE Index (Net)

[1]

For the year ended September 30, 2019. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning December 20, 1989. Class I shares were offered beginning January 4, 2002. The performance of Class I shares prior to January 4, 2002 is calculated using the performance of Class F shares adjusted for the higher expenses of the Class I shares. Returns for Class I shares are substantially similar to those of Class F shares and differ only to the extent that Class I shares have higher total annual fund operating expenses than Class F shares. Class Y shares were offered beginning December 31, 2014. Class Y shares performance for the period prior to December 31, 2014 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2019	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Emerging Market Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisors as of September 30, 2019: JO Hambro Capital Management Limited, KBI Global Investors (North America) Ltd., Lazard Asset Management LLC, Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (Macquarie), Neuberger Berman Investment Advisers LLC, Qtron Investments LLC and RWC Asset Advisors (US) LLC.

During the period, Qtron Investments LLC was added to the Fund, while PanAgora Asset Management Inc. was removed from the Fund.

III. Return vs. Benchmark

For the year ended September 30, 2019, the Fund’s Class F shares underperformed the MSCI Emerging Markets Index (Gross) (the “Index”), returning -1.64% versus the Index return of -1.63%.

IV. Fund Attribution

As noted in the shareholder letter, emerging markets were slightly negative during the fiscal year and underperformed both the U.S. and developed markets. The Chinese economy continued to slow gradually, weakened by the effects of the ongoing U.S. trade war and the Chinese government’s deleveraging program. Throughout the year, Chinese regulators attempted to boost growth by adjusting policies to spur more borrowing and growth among consumers and small businesses. The Indian economy also slowed as a result of declining global economic activity and weaker consumer confidence and public finances. As expected, Prime Minister Modi won reelection in May. Elsewhere in Asia, Korea slowed as flagging exports from deteriorating global activity affected growth. Korea was also caught in a trade dispute with Japan that arose out of historical tensions, with each side imposing economic penalties on the other. Latin America was not immune to the slowdown in growth either, although progress in Brazil’s critical pension reform bill helped support equity prices in the country. Argentina, which was added into the MSCI Emerging Markets Index over the summer, collapsed after a surprise defeat to incumbent president Macri in early election polls caught markets by surprise and caused equities to plummet. In the Europe, Middle East and Africa region, Russia and Greece posted positive returns, while South Africa continued to deal with general economic weakness. During the fiscal year, emerging-market central banks took the opportunity to cut rates after easing by the U.S. Federal Reserve and the European Central Bank.

The Fund’s overweight exposure to defensive sectors, notably real estate, utilities and consumer staples, was the largest contributor to Fund performance, as investors sought to shield themselves from deteriorating economic conditions and volatile market prices; positive selection in the financials and consumer discretionary sectors also benefited. Overweights to health care and materials detracted. From a regional perspective, the Fund’s most prominent contributors were in Greece and Russia, where strong security selection within banks contributed, and in India, which benefited from good selection within the energy sector.

Lazard contributed to relative Fund performance and benefited from positive selection in the financials and consumer discretionary sectors. Neuberger Berman outperformed through strong security selection in the information technology and financials sectors, as well as a tailwind to stability growth stocks. Macquarie also posted strong results due to security selection in the consumer discretionary sector, particularly within internet retailing stocks and the Indian energy sector. RWC showed negative absolute performance but outperformed the Fund benchmark; the manager contributed with strong selection results in semiconductor companies and Greek and Russian banks.

JO Hambro detracted, as the manager’s momentum-driven stock selection—especially in the financials and industrials sectors—was negatively impacted by style headwinds; continued rotation among market leadership was a drag on performance. KBI underperformed as its dividend-yield approach failed to keep up with market returns. Quantitative equity manager Qtron, which was added in December, detracted from Fund performance, with weak results in the industrials and communication services sectors. Before its termination in December, PanAgora detracted due to poor security selection within the consumer staples, materials, energy and industrials sectors.

8	SEI Institutional International Trust / Annual Report / September 30, 2019

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Equity Fund, Class F	-1.64%	4.51%	1.76%	2.27%	4.17%
Emerging Markets Equity Fund, Class Y	-1.44%	4.78%	2.02%	2.40%	4.22%
MSCI Emerging Markets Index (Gross)	-1.63%	6.37%	2.71%	3.73%	5.96%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class F and Class Y, versus the MSCI Emerging Markets Index (Gross)

[1]

For the year ended September 30, 2019. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning January 17, 1995. Class Y shares were offered beginning December 31, 2014. Class Y shares performance for the period prior to December 31, 2014 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2019	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

International Fixed Income Fund

I. Objective

The International Fixed Income Fund (the “Fund”) seeks capital appreciation and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2019: AllianceBernstein L.P., Colchester Global Investors Limited and Wellington Management Company LLP.

No manager changes were made during the Fund’s fiscal year.

III. Return vs. Benchmark

For the year ended September 30, 2019, the Fund’s Class F shares underperformed the Bloomberg Barclays Global Aggregate ex-USD Index, Hedged (the “Index”), returning 9.28% versus the Index return of 10.84%.

IV. Fund Attribution

Fixed-income markets registered strong performance over the fiscal year. As noted in the shareholder letter, this was fueled by a powerful rally in global bond yields against a backdrop of slowing economic data and more dovish central bank policy, led by the Federal Reserve.

All developed sovereign markets delivered strong returns, with Italy and the U.K. being the standout performers. The former benefited from the dual tailwind of falling global yields and significant spread tightening versus Germany.

Despite the strong bid for duration-sensitive assets, credit sectors also remained resilient, as spreads recovered well from a difficult fourth quarter of 2018. Spread products continued to benefit from the search for yield in a market environment that included approximately $17 trillion of negative-yielding sovereign debt by the end of the reporting period. Spread products are securities with a yield advantage over Treasurys due to investor demand for compensation for risk.

The disinflationary pulse was also evident in emerging markets, where below-trend growth enabled a number of central banks to cut interest rates. However, local-currency returns on an unhedged basis were pared as the U.S. dollar continued to grind higher.

The Fund underperformed its benchmark during the reporting period. Primary detractors were its underweight duration positions in core Europe and the U.K. Duration overweights in Brazil, New Zealand and Mexico helped to recover some performance. The Fund also suffered from off-index exposure to inflation-linked bonds in Brazil and Japan, which underperformed duration-matched nominal bonds as global inflation expectations moderated over the period. Active currency positions yielded mixed results. Overweights to the Norwegian krone (“NOK”), Colombian peso (“COP”), Swedish krona (“SEK”), British pound (“GBP”), Polish zloty (“PLN”), Chilean peso (“CLP”), Mexican peso (“MXN”) and Brazilian real (“BRL”), along with a short in Thai baht (“THB”), all detracted, although some of this underperformance was offset by an overweight to the Japanese yen (“JPY”) and short positions in the Hungarian forint and New Zealand dollar. Currency hedges via euro/U.S. dollar forwards were also profitable. Lastly, the off-index exposure to higher-yielding U.S. corporate bonds was additive.

Colchester underperformed due to an underweight to hard-currency markets, including the U.K., core Europe and Japan, off-index exposure to Brazilian inflation-linked bonds, overweights to NOK, COP, SEK, GBP, MXN, PLN and CLP and a short position in THB.

AllianceBernstein underperformed during the period. The underperformance was largely driven by duration underweights in the core markets (UK, core Europe, Japan, Switzerland and Canada), out-of-index exposure to U.S. Treasury inflation-protected securities and Japanese government bonds, and an overweight to BRL.

Wellington outperformed during the period, courtesy of overweight duration positions in the U.S., U.K., Australia and New Zealand, and an overweight to JPY.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Fixed Income Fund, Class F	9.28%	3.12%	3.72%	3.98%	4.36%
International Fixed Income Fund, Class Y	9.54%	3.39%	3.93%	4.08%	4.39%
Bloomberg Barclays Global Aggregate ex-USD Index, Hedged	10.84%	4.12%	4.64%	4.44%	5.09%

10	SEI Institutional International Trust / Annual Report / September 30, 2019

Comparison of Change in the Value of a $100,000 Investment in the International Fixed Income Fund, Class F versus the Bloomberg Barclays Global Aggregate ex-USD Index, Hedged

[1]

For the year ended September 30, 2019. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning September 1, 1993. Class Y shares were offered beginning October 30, 2015. Class Y shares performance for the period prior to October 30, 2015 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2019	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2019: Colchester Global Investors Limited, Investec Asset Management Ltd., Marathon Asset Management, L.P., Neuberger Berman Investment Advisers LLC and Stone Harbor Investment Partners LP.

During the period, Colchester Global Investors Limited and Marathon Asset Management, L.P. were added to the Fund.

III. Return vs. Benchmark

For the year ended September 30, 2019, the Fund’s Class F shares underperformed a hybrid of 50% JP Morgan EMBI Global Diversified Index and 50% JP Morgan GBI-EM Global Diversified Index (together, “the Index”), returning 8.51% versus the Index return of 10.91%.

IV. Fund Attribution

Although spreads on the hard-currency component of the Fund’s Index only widened 2 basis points (bps)—from 335 bps to 337 bps—during the fiscal year, they were as wide as 423 bps in January and as tight as 319 bps in July (one basis point is equivalent to 0.01%). Nominal yields on the local-currency component of the Index tightened from about 6.60% to 5.21%.

Several macro themes affected markets over the reporting period, namely the shift in the U.S. Federal Reserve’s (Fed) policy from tightening to easing rates, the Trump administration’s protectionist stance, the U.S. trade war with China and continued uncertainty regarding the U.K.’s exit from the European Union. As noted in the shareholder letter, the U.S. Fed hiked rates 25 bps toward the end of December 2018, the ninth rate increase since December 2015, to bring the Fed’s policy rate to a range of 2.25-2.50%. The end of this three-year hiking cycle coincided with fears of a global slowdown caused by ongoing trade wars, particularly between the U.S. and China; global assets sold off toward the end of 2018. This selloff reversed in the beginning of 2019 as U.S. bonds rallied. Hard-currency (HC) emerging-market bonds lagged the U.S. rally, causing HC spreads to widen to 423 bps in early January. This lag was short-lived, however, and by the end of the month, spreads had tightened to 358 bps. Spreads remained range bound for the rest of the period. Hoping to stave off a U.S. recession caused by fears over a global economic slowdown, trade war rhetoric and Brexit uncertainty, the Fed cut 25 bps in both July and September. The Fed’s rate cuts presented the opportunity for other central banks around the globe to also cut their benchmark rates. In all, 17 emerging-market central banks cut rates at least one time in the third quarter of 2019, most citing global growth fears or a slowdown in domestic inflation as the reason for the cuts. Local-currency (LC) emerging-market yields sat at 6.06% at the end of May 2019; by the end of September, they were 5.21%.

An overweight position to Argentina was the most significant detractor over the fiscal year. A surprise result in the country’s primary election in August created serious doubts about incumbent Mauricio Macri’s ability to win a second term as president. Although the primary is designed to trim the field of presidential candidates ahead of the actual general election in October, the results showed Macri polling so poorly that a victory for opposition candidate Alberto Fernandez seemed all but assured. This revelation sent Argentinian assets into freefall; expectations that Macri will be voted out of office leave little chance that the fiscal reforms he has been backing will ever be fully implemented, casting serious doubt that the country will be able to meet future debt obligations or negotiate further deals with the International Monetary Fund. Alberto Fernandez is running with Cristina Fernandez de Kirchner—who is still under investigation for corruption charges dating back to her time as the country’s president—as his vice presidential candidate. Some fear that Alberto Fernandez will simply be a puppet for the former president, but most agree that he will be less market-friendly than Macri. Further complicating the situation is the fact that a long position in Argentina was a popular trade. Because the trade was so crowded, due to the assumption that Macri would win another term as president, there were not many parties on the other side to create liquidity as investors tried to exit their positions. By the end of August, the three major ratings agencies had downgraded Argentina’s sovereign credit rating and the country’s hard- and local-currency denominated debt had fallen by more than 50%. While the expectation remains that a Fernandez administration will be less market-friendly than Macri’s, the Fund’s sub-advisors expect the administration to be a bit more conservative than Argentina’s past liberal governments. Furthermore,

12	SEI Institutional International Trust / Annual Report / September 30, 2019

assets dropped so precipitously as to have gone past what fundamentals would dictate their fair recovery value to be. As a result, the Fund remains overweight the country.

An overweight to Mexico also detracted. Andres Manuel Lopez Obrador (AMLO) took over as president of Mexico in December 2018. Seen as a left-wing populist, markets were weary of his administration’s potential to increase spending. Although his first budget seemed to show his commitment to fiscal responsibility, a nationwide vote and subsequent cancellation left the already-begun international airport partially constructed and the Mexican government with $6 billion worth of bonds in support of the project to restructure. This situation threw into question how the incoming AMLO administration might treat other large projects and, more relevant to the Fund, the investors that help fund such projects. Despite this uncertainty, the Fund remains overweight Mexico as the Fed’s recent policy shift has relieved rate pressure on Mexican assets closely tied to the U.S. economy.

Egypt contributed to Fund performance. An overweight to local-currency bonds (denominated in Egyptian pounds) has been a long-held position in the Fund that continued to outperform as Egypt continued its strong recovery. After years of turmoil following the Arab Spring in 2010-11, Egypt is now a great example of a successful fundamental adjustment to an economy. Egypt’s current account deficit has improved immensely since late 2016 as petroleum exports have doubled in recent years and tourism has rebounded. For much of the reporting period, the Egyptian central bank resisted the urge to cut rates as the situation improved, keeping rates high as core inflation came down below 10%. The central bank eventually did cut rates and growth itself inside the country is strong, near 5%, while revenues have increased as well. The Fund is invested primarily in short-dated local Egyptian bonds as the Egyptian pound is attractive and the bonds themselves offer attractive yields.

An overweight to Ukraine contributed. Sentiment in Ukraine improved following May’s election of pro-West political newcomer Volodymyr Zelensky to president. The country has been mired in conflict for years as pro-Russian separatists have been fighting to take control of the Crimean Peninsula. Zelensky, however, has stated his commitment to the EU and the west and is viewed positively. Zelensky’s party performed extremely well in June’s parliamentary elections, obtaining an absolute majority in parliament for the first time in Ukraine’s post-Soviet history. This should give Zelensky a mandate to shape policy as he sees fit and allow him to pursue stronger ties with the West as opposed to Russia, an outcome that markets view positively.

The Fund’s overweight to Gulf Cooperation Council (GCC) countries also contributed. The GCC countries of Saudi Arabia, Qatar, UAE and Bahrain were phased in to the hard currency component of the Fund’s index over nine months ending September 2019. Forced buying from passive strategies and exchange-traded funds, as well as active managers trying to build positioning, helped drive prices for these bonds higher, although the technicals weakened as the index positions grew closer to full implementation.

Stone Harbor detracted from performance throughout the fiscal year. Overweights to Argentina and Mexico hurt its sleeve, while an overweight to Ukraine and a lean into GCC countries entering the index helped. Neuberger Berman also detracted from performance over the period due to overweights to Argentina and Mexico; the manager was helped by overweights to Egypt and Ukraine. Investec contributed thanks to overweights to Egypt and Ukraine, but an overweight to Brazilian local currency detracted. Two managers, Marathon and Colchester, were added during the period as hard-currency only and local-currency only specialists, respectively. Marathon outperformed the Index after its addition to the Fund; it was helped by overweights to GCC countries entering the Index and hurt by underweights to Peru and the Philippines. Colchester also outperformed since its inclusion in the Fund. An overweight to Turkey and underweight to Brazil contributed, while underweights to Thailand and Peru detracted.

Currency forwards and swap contracts were used in the Fund for the one-year period ending September 30, 2019 as a way to either hedge particular positions or gain exposure to additional areas of the market. Currency forwards had a material impact on the Fund during the period as 50% of the Index is directly affected by foreign currencies. Positive and negative impacts differed on a country-to-country basis, depending on whether the forward increased or decreased currency exposure and whether the currency strengthened or weakened relative to the U.S. dollar.

SEI Institutional International Trust / Annual Report / September 30, 2019	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Emerging Markets Debt Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class F	8.51%	2.64%	1.75%	3.94%	7.52%
Emerging Markets Debt Fund, Class Y	8.84%	2.91%	2.01%	4.08%	7.58%
JP Morgan EMBI Global Diversified Index	11.57%	4.61%	5.74%	6.88%	8.37%
JP Morgan GBI-EM Global Diversified Index	10.13%	3.06%	0.55%	2.47%	N/A
50/50 Hybrid of the JP Morgan EMBI Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index	10.91%	3.89%	3.19%	4.95%	N/A

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, Class F and Class Y, versus a 50/50 Hybrid of the Following Indexes: the JP Morgan EMBI Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index

¹

For the year ended September 30, 2019. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning June 26, 1997. Class Y shares were offered beginning December 31, 2014. Class Y shares performance for the period prior to December 31, 2014 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

N/A — Not Available.

14	SEI Institutional International Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

September 30, 2019

International Equity Fund

†Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.4%

Argentina — 0.0%
Ternium SA ADR	19,877	$381

Australia — 2.8%
AGL Energy Ltd	12,094	156
Alumina Ltd	512,510	819
Aristocrat Leisure Ltd	678,086	13,995
ASX Ltd	31,001	1,695
Avita Medical Ltd *(A)	31,876,085	12,684
BlueScope Steel Ltd	619,881	5,021
Caltex Australia Ltd	8,910	158
Challenger Ltd	10,302	51
Coca-Cola Amatil Ltd	96,571	694
Cochlear Ltd	81,993	11,511
Coles Group Ltd	41,701	433
Computershare Ltd	96,628	1,053
CSL Ltd	124,319	19,594
Evolution Mining Ltd	365,925	1,118
Fortescue Metals Group Ltd	1,405,171	8,340
Goodman Group ‡	114,723	1,097
Iluka Resources Ltd	52,770	284
Insurance Australia Group Ltd	1,253,315	6,678
Lendlease Group	103,482	1,226
Macquarie Group Ltd	14,933	1,320
Newcrest Mining Ltd	262,523	6,153
Qantas Airways Ltd	2,028,241	8,605
Regis Resources Ltd	76,556	253
Rio Tinto Ltd (A)	18,857	1,179
Santos Ltd	129,735	676
SEEK Ltd	39,185	567
South32 Ltd	3,969,894	7,015
Sydney Airport	27,608	150
Treasury Wine Estates Ltd	66,401	831
Woodside Petroleum Ltd	7,453	163

		113,519

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Austria — 1.2%
Avita Medical Ltd ADR *	2,852,265	$22,504
BAWAG Group AG *(B)	349,892	13,778
Erste Group Bank AG *	56,659	1,874
OMV AG	178,711	9,594
Raiffeisen Bank International AG	34,099	792
voestalpine AG	6,326	145

		48,687

Belgium — 1.2%
Ageas	384,650	21,336
Colruyt SA	12,143	666
Groupe Bruxelles Lambert SA	110,243	10,589
KBC Group NV	122,592	7,968
Proximus SADP	29,818	886
UCB SA	93,217	6,768
Umicore SA	15,704	593

		48,806

Canada — 3.0%
Alimentation Couche-Tard Inc, Cl B	246,708	7,565
Bank of Montreal	32,900	2,425
Canadian Imperial Bank of Commerce (A)	160,404	13,243
Canadian Natural Resources Ltd	501,156	13,346
Canadian Pacific Railway Ltd	74,714	16,621
CGI Inc, Cl A *	13,800	1,092
Constellation Software Inc/Canada	600	600
Crescent Point Energy Corp	583,350	2,494
Dollarama Inc	176,667	6,329
Encana Corp	2,275,576	10,432
Gildan Activewear Inc	252,641	8,972
Manulife Financial Corp	388,022	7,121
Royal Bank of Canada	149,493	12,134
Suncor Energy Inc	232,333	7,333
Toronto-Dominion Bank/The	187,186	10,922

		120,629

China — 1.2%
Alibaba Group Holding Ltd ADR *	79,881	13,358
Baidu Inc ADR *	112,839	11,595
BeiGene Ltd ADR *	229	28
China Communications Services Corp Ltd, Cl H	2,553,584	1,446
China Lesso Group Holdings Ltd	696,000	659
Ping An Insurance Group Co of China Ltd, Cl H	354,500	4,072
Sinopharm Group Co Ltd, Cl H	512,737	1,606
Sinotruk Hong Kong Ltd	153,254	227
Tencent Holdings Ltd	320,700	13,508
Tsingtao Brewery Co Ltd, Cl H	150,000	905
Vipshop Holdings Ltd ADR *	275,507	2,458

		49,862

SEI Institutional International Trust / Annual Report / September 30, 2019	15

SCHEDULE OF INVESTMENTS

September 30, 2019

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Denmark — 2.2%
AP Moller - Maersk A/S, Cl A	163	$174
Carlsberg A/S, Cl B	10,263	1,517
Chr Hansen Holding A/S	102,872	8,733
Coloplast A/S, Cl B	17,592	2,119
Demant A/S *	15,700	402
DSV A/S	91,215	8,681
GN Store Nord A/S	51,674	2,099
H Lundbeck A/S	164,341	5,452
ISS A/S	525,859	13,015
Novo Nordisk A/S, Cl B	412,730	21,223
Novozymes A/S, Cl B	119,878	5,041
Orsted A/S	28,241	2,625
Scandinavian Tobacco Group A/S (B)	1,339,439	15,676
SimCorp A/S	30,019	2,637
Tryg A/S	23,381	670

		90,064

Finland — 0.6%
Elisa Oyj, Cl A	23,880	1,231
Fortum Oyj	80,898	1,913
Neste Oyj	399,300	13,221
Nokian Renkaat Oyj	5,638	159
Orion Oyj, Cl B	103,112	3,847
Stora Enso Oyj, Cl R	102,724	1,238
UPM-Kymmene Oyj	107,750	3,186
Valmet Oyj	18,845	366

		25,161

France — 8.4%
Aeroports de Paris	6,078	1,081
Air France-KLM *	443,012	4,638
Air Liquide SA	82,097	11,689
Airbus SE	34,677	4,506
Akka Technologies	4,517	311
Alstom SA *	12,938	536
Arkema SA	39,547	3,687
Atos SE	95,103	6,706
BNP Paribas SA	333,275	16,230
Bollore SA	1,733,853	7,187
Bouygues SA	5,771	231
Carrefour SA	1,662,732	29,112
CGG SA *	144,075	323
Christian Dior SE	1,035	490
Cie de Saint-Gobain	155,418	6,100
CNP Assurances	36,439	704
Covivio‡	7,765	822
Credit Agricole SA	63,862	776
Criteo SA ADR *	60,571	1,132
Danone SA	41,753	3,679
Dassault Aviation SA	1,145	1,620
Dassault Systemes SE	5,495	783
Edenred	33,078	1,588

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Eiffage SA	15,499	$1,607
Electricite de France SA	114,446	1,281
Engie SA	610,661	9,973
EssilorLuxottica SA	136,942	19,744
Euronext NV (B)	59,056	4,832
Gecina SA ‡	4,216	663
Hermes International	6,416	4,435
Iliad SA	3,845	361
Ingenico Group SA	29,483	2,877
Ipsen SA	57,008	5,413
IPSOS	18,645	532
Kering SA	9,764	4,977
L’Oreal SA	23,335	6,536
LVMH Moet Hennessy Louis Vuitton SE	55,919	22,230
Pernod Ricard SA	129,556	23,079
Peugeot SA	467,710	11,667
Publicis Groupe SA	244,069	12,006
Quadient SAS	14,441	299
Remy Cointreau SA	564	75
Rexel SA	190,436	2,038
Safran SA	49,011	7,718
Sanofi	245,620	22,777
Sartorius Stedim Biotech	18,264	2,557
Schneider Electric SE	58,554	5,139
SCOR SE	33,377	1,379
SES SA, Cl A	49,537	903
Suez	27,782	437
TechnipFMC PLC	282,353	6,775
Teleperformance	3,627	787
Thales SA	111,153	12,785
TOTAL SA	517,015	26,990
Ubisoft Entertainment SA *	191,086	13,820
Valeo SA	7,311	237
Vivendi SA	51,893	1,425

		342,285

Germany — 8.0%
adidas AG	70,559	21,973
Allianz SE	99,614	23,224
AURELIUS Equity Opportunities SE & Co KGaA (A)	335,482	13,847
Axel Springer SE	3,167	218
BASF SE	372,815	26,061
Bayer AG	377,020	26,589
Beiersdorf AG	5,756	679
Brenntag AG	146,038	7,069
Continental AG	38,406	4,928
CTS Eventim AG & Co KGaA	163,896	9,238
Deutsche Boerse AG	54,777	8,564
Deutsche Lufthansa AG	358,386	5,697
Deutsche Post AG	705,643	23,575
Deutsche Wohnen SE	35,082	1,281
Fresenius Medical Care AG & Co KGaA	146,612	9,862

16	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Gerresheimer AG	138,813	$9,958
Hamburger Hafen und Logistik AG	18,329	457
Hannover Rueck SE	7,332	1,240
HOCHTIEF AG	18,137	2,068
Infineon Technologies AG	516,258	9,293
Linde PLC	100,145	19,434
MTU Aero Engines AG	6,839	1,818
Puma SE	7,126	552
QIAGEN NV *	5,213	170
RWE AG	18,872	590
SAP SE	336,208	39,542
SAP SE ADR (A)	97,969	11,547
Scout24 AG (B)	105,326	6,005
Siemens AG	277,623	29,737
Siltronic AG	14,292	1,086
TAG Immobilien AG	16,160	369
Talanx AG	7,946	343
Telefonica Deutschland Holding AG	82,804	231
thyssenkrupp AG	12,460	173
TUI AG	79,974	932
Uniper SE	43,887	1,440
United Internet AG	5,323	190
Volkswagen AG	966	166
Vonovia SE	41,336	2,098
Wirecard AG	2,836	454

		322,698

Greece — 0.0%
Aegean Airlines SA	12,601	111

Hong Kong — 2.4%
AIA Group Ltd	2,218,000	20,951
ASM Pacific Technology Ltd	18,700	228
Bank of East Asia Ltd/The	57,200	141
Budweiser Brewing Co APAC Ltd *(B)	416,000	1,496
Chaoda Modern Agriculture Holdings Ltd *	2,440,000	18
China Merchants Port Holdings Co Ltd (A)	2,107,720	3,173
China Mobile Ltd	2,554,982	21,136
CITIC Ltd	523,000	660
CLP Holdings Ltd	81,500	856
Country Garden Services Holdings Co Ltd	402,000	1,159
Dairy Farm International Holdings Ltd	40,800	257
Galaxy Entertainment Group Ltd *	642,000	3,992
Hang Seng Bank Ltd	96,200	2,074
Hebei Construction Group Corp Ltd, Cl H (A)	714,000	534
HK Electric Investments & HK Electric Investments Ltd	472,000	450
HKT Trust & HKT Ltd	686,000	1,089
Hong Kong & China Gas Co Ltd	592,300	1,154
Hysan Development Co Ltd	53,000	214
Kingdee International Software Group Co Ltd (A)	2,235,000	2,355
Lenovo Group Ltd	470,000	314

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Link REIT ‡	93,000	$1,026
Logan Property Holdings Co Ltd	214,000	305
Melco Resorts & Entertainment Ltd ADR	12,240	238
NagaCorp Ltd	286,000	447
Samsonite International SA (B)	4,508,011	9,546
SITC International Holdings Co Ltd	2,340,000	2,412
Sun Hung Kai Properties Ltd	142,000	2,043
Swire Pacific Ltd, Cl A	178,000	1,656
Techtronic Industries Co Ltd	1,873,500	13,036
TPV Technology Ltd	484,798	230
West China Cement Ltd	1,816,000	296
Wharf Holdings Ltd/The	79,000	172
Wharf Real Estate Investment Co Ltd	155,000	846
Zoomlion Heavy Industry Science and Technology Co Ltd (A)	1,600,000	1,084

		95,588

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	128,857	1,212

India — 0.4%
HDFC Bank Ltd ADR	250,494	14,291

Ireland — 1.5%
AIB Group PLC	49,714	148
Experian PLC	624,677	20,007
ICON PLC *	108,273	15,953
Kerry Group PLC, Cl A	113,228	13,245
Ryanair Holdings PLC ADR *	200,235	13,291

		62,644

Israel — 1.5%
Bank Hapoalim BM	826,280	6,517
Bank Leumi Le-Israel BM	2,403,772	17,106
Check Point Software Technologies Ltd *	166,536	18,236
First International Bank Of Israel Ltd	35,610	948
Israel Chemicals Ltd	133,589	664
Israel Discount Bank Ltd, Cl A	574,044	2,523
Mizrahi Tefahot Bank Ltd	54,493	1,355
Nice Ltd *	21,786	3,190
Nice Ltd ADR *(A)	82,829	11,911
Teva Pharmaceutical Industries Ltd ADR *	35,720	246

		62,696

Italy — 2.3%
Assicurazioni Generali SpA	31,155	604
Banca Mediolanum SpA	52,461	394
Davide Campari-Milano SpA	25,681	232
Eni SpA	69,977	1,071
ERG SpA	85,176	1,718
EXOR NV	124,839	8,367
Ferrari NV	7,622	1,176
Fiat Chrysler Automobiles NV	478,388	6,192
Hera SpA	361,886	1,486
Leonardo SpA	534,692	6,290

SEI Institutional International Trust / Annual Report / September 30, 2019	17

SCHEDULE OF INVESTMENTS

September 30, 2019

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mediobanca Banca di Credito Finanziario SpA	22,541	$246
Moncler SpA	28,012	999
Nexi SpA *(B)	403,100	4,111
Piaggio & C SpA	140,715	416
Poste Italiane SpA	89,045	1,013
PRADA SpA	2,059,072	5,988
Recordati SpA	221,109	9,488
Saras SpA	692,920	1,186
Telecom Italia SpA/Milano *	1,846,033	1,030
Tenaris SA	1,378,923	14,633
UniCredit SpA	2,148,991	25,350
UnipolSai Assicurazioni SpA	108,643	289

		92,279

Japan — 16.4%
77 Bank Ltd/The	71,900	1,066
Aeon Co Ltd	120,700	2,212
AGC Inc/Japan	102,400	3,174
Alfresa Holdings Corp	29,100	650
Amada Holdings Co Ltd	17,100	184
Arcland Sakamoto Co Ltd	33,873	393
Asahi Group Holdings Ltd	26,200	1,297
Asahi Kasei Corp	10,400	102
Astellas Pharma Inc	31,600	450
Bandai Namco Holdings Inc (A)	193,130	12,026
Bridgestone Corp	194,800	7,542
Brother Industries Ltd	8,700	157
Canon Marketing Japan Inc	144,800	3,074
Capcom Co Ltd	174,900	4,633
Casio Computer Co Ltd	32,400	502
Chiba Bank Ltd/The	41,000	211
Chubu Electric Power Co Inc	73,300	1,061
Chugoku Electric Power Co Inc/The (A)	51,900	667
Coca-Cola Bottlers Japan Holdings Inc	94,700	2,124
Concordia Financial Group Ltd	45,600	175
CyberAgent Inc	8,100	311
Dai Nippon Printing Co Ltd	462,700	11,949
Daiichi Sankyo Co Ltd	50,000	3,148
Daikin Industries Ltd	68,500	8,988
Daito Trust Construction Co Ltd	49,100	6,274
Daiwa House Industry Co Ltd	218,500	7,088
East Japan Railway Co	158,000	15,073
Eisai Co Ltd	9,200	467
Electric Power Development Co Ltd	13,800	315
FamilyMart Co Ltd	50,800	1,238
FANUC Corp	88,600	16,675
Fast Retailing Co Ltd	1,200	713
FUJIFILM Holdings Corp	225,900	9,908
Fujitsu Ltd	174,800	13,999
Glory Ltd	9,900	278
Goldcrest Co Ltd	13,992	275
GungHo Online Entertainment Inc *	17,040	386

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hakuhodo DY Holdings Inc	131,900	$1,905
Haseko Corp	515,300	5,998
Hikari Tsushin Inc	1,000	216
Hino Motors Ltd	21,400	176
Hitachi Construction Machinery Co Ltd	9,400	227
Hitachi Ltd	257,100	9,570
Hoya Corp	100,300	8,184
Idemitsu Kosan Co Ltd	34,156	965
IHI Corp	21,100	458
Iida Group Holdings Co Ltd	12,500	203
ITOCHU Corp	221,700	4,577
Japan Airlines Co Ltd	3,600	107
Japan Post Bank Co Ltd (A)	109,900	1,065
Japan Post Holdings Co Ltd (A)	313,900	2,890
Japan Prime Realty Investment Corp, Cl A ‡	113	536
Japan Real Estate Investment Corp, Cl A ‡	86	577
Japan Retail Fund Investment Corp, Cl A	79	167
JTEKT Corp	15,200	174
JXTG Holdings Inc (A)	611,400	2,786
Kansai Paint Co Ltd	20,700	481
Kao Corp	98,100	7,247
KDDI Corp (A)	782,400	20,451
Keihan Holdings Co Ltd	18,600	827
Keio Corp	13,500	841
Keisei Electric Railway Co Ltd	7,100	292
Keyence Corp	30,800	19,066
Kikkoman Corp	28,700	1,370
Kirin Holdings Co Ltd	112,300	2,377
Kobayashi Pharmaceutical Co Ltd	2,400	183
Kohnan Shoji Co Ltd	18,600	411
Kokuyo Co Ltd	60,300	841
Konami Holdings Corp	116,700	5,637
Kose Corp (A)	58,600	9,895
Kyushu Electric Power Co Inc	45,900	433
Mabuchi Motor Co Ltd (A)	389,800	14,517
Marubeni Corp	265,100	1,760
Marui Group Co Ltd	30,900	652
McDonald’s Holdings Co Japan Ltd	10,600	513
Mebuki Financial Group Inc	96,300	237
Medipal Holdings Corp	24,100	536
Mitsubishi Chemical Holdings Corp	34,500	246
Mitsubishi Corp	68,700	1,685
Mitsubishi Heavy Industries Ltd	12,300	482
Mitsubishi UFJ Financial Group Inc	1,410,800	7,159
Mitsui & Co Ltd	35,900	587
Mixi Inc	141,600	2,978
Mizuho Financial Group Inc	1,864,800	2,857
Mizuno Corp	20,600	534
Mochida Pharmaceutical Co Ltd	6,200	237
Morinaga & Co Ltd/Japan	105,400	5,120
MS&AD Insurance Group Holdings Inc	580,300	18,793
Nabtesco Corp	7,000	217

18	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NET One Systems Co Ltd	458,400	$12,356
NGK Spark Plug Co Ltd	26,800	510
Nidec Corp	12,300	1,652
Nihon M&A Center Inc	261,600	7,358
Nihon Unisys Ltd	117,900	3,796
Nikon Corp	325,700	4,063
Nintendo Co Ltd	11,500	4,259
Nippon Building Fund Inc, Cl A	183	1,405
Nippon Paint Holdings Co Ltd	4,700	244
Nippon Prologis REIT Inc	79	217
Nippon Telegraph & Telephone Corp	210,200	10,028
Nippon Telegraph & Telephone Corp ADR	468,420	22,433
Nissan Chemical Corp	26,500	1,102
Nisshin Seifun Group Inc	34,500	638
Nomura Real Estate Holdings Inc	10,100	218
Nomura Real Estate Master Fund Inc ‡	255	461
North Pacific Bank Ltd	232,900	494
NSK Ltd	21,300	179
NTT Data Corp	258,200	3,330
NTT DOCOMO Inc	213,600	5,441
Obic Co Ltd	9,300	1,060
Oji Holdings Corp	70,300	328
Oriental Land Co Ltd/Japan	22,700	3,453
Otsuka Corp	80,400	3,203
Pan Pacific International Holdings Corp	44,400	742
Park24 Co Ltd	17,100	397
Persol Holdings Co Ltd (A)	314,500	5,942
Recruit Holdings Co Ltd	63,000	1,916
Resona Holdings Inc	1,586,200	6,795
Rinnai Corp	3,100	208
Rohm Co Ltd	198,400	15,145
Ryohin Keikaku Co Ltd	25,000	467
Sanwa Holdings Corp	773,200	8,642
SBI Holdings Inc/Japan (A)	33,500	716
SCSK Corp	136,000	6,380
Secom Co Ltd	8,600	785
Seiko Epson Corp	14,800	208
Seiko Holdings Corp	28,400	627
Sekisui House Ltd	752,600	14,798
Seven & i Holdings Co Ltd	602,000	23,016
SG Holdings Co Ltd	8,700	213
Sharp Corp/Japan	21,700	240
Shionogi & Co Ltd	165,100	9,164
Shiseido Co Ltd	21,100	1,685
Showa Corp	45,600	657
SMC Corp/Japan	7,300	3,114
Softbank Corp (A)	111,900	1,516
Sompo Holdings Inc	280,800	11,736
Sony Corp ADR	108,900	6,439
Sony Financial Holdings Inc	31,700	687
SUMCO Corp	29,800	400
Sumitomo Corp	216,700	3,385

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sumitomo Dainippon Pharma Co Ltd	21,500	$353
Sumitomo Mitsui Financial Group Inc	416,300	14,233
Sumitomo Mitsui Trust Holdings Inc	423,422	15,264
Suzuken Co Ltd/Aichi Japan	16,600	891
Suzuki Motor Corp	57,555	2,443
Taisho Pharmaceutical Holdings Co Ltd	7,500	545
Takeda Pharmaceutical Co Ltd	1,084,200	37,018
Takeda Pharmaceutical Co Ltd ADR	83,793	1,441
Takuma Co Ltd	25,200	286
TDK Corp	3,600	322
Terumo Corp	191,200	6,157
THK Co Ltd	7,000	183
TIS Inc	76,700	4,421
Toho Gas Co Ltd	15,100	577
Tohoku Electric Power Co Inc	34,200	334
Tokio Marine Holdings Inc	37,600	2,010
Tokyo Electric Power Co Holdings Inc *	915,600	4,482
Tokyu Corp	20,900	392
Tomy Co Ltd	55,500	634
Tosoh Corp	27,100	358
Toyo Seikan Group Holdings Ltd	27,000	419
Toyota Motor Corp	126,400	8,439
Toyota Motor Corp ADR (A)	142,721	19,195
United Urban Investment Corp	403	772
Universal Entertainment *	218,300	7,049
Wacoal Holdings Corp	401,252	10,310
Yamaha Corp (A)	27,400	1,230
Yamato Holdings Co Ltd	55,200	830
Yaskawa Electric Corp (A)	7,400	271
Yokogawa Electric Corp	13,500	247

		664,382

Malta — 0.0%
BGP Holdings *(C)	198,683	–

Mexico — 0.6%
Arca Continental SAB de CV	1,261,305	6,835
Becle SAB de CV	6,126,200	9,001
Orbia Advance Corp SAB de CV	43,366	85
Wal-Mart de Mexico SAB de CV	3,487,100	10,330

		26,251

Netherlands — 5.6%
ABN AMRO Bank NV (B)	81,140	1,431
Aegon NV	289,717	1,206
AerCap Holdings NV *	202,847	11,106
Akzo Nobel NV	133,550	11,908
ASM International NV	6,231	574
ASML Holding NV	68,732	17,028
ASR Nederland NV	197,831	7,305
Basic-Fit NV *(B)	202,595	6,350
Heineken Holding NV	97,131	9,673
Heineken NV	115,876	12,527
ING Groep NV	2,535,226	26,544

SEI Institutional International Trust / Annual Report / September 30, 2019	19

SCHEDULE OF INVESTMENTS

September 30, 2019

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Intertrust NV (B)	195,999	$3,833
Koninklijke Ahold Delhaize NV	666,885	16,689
Koninklijke DSM NV	121,966	14,680
Koninklijke KPN NV	965,592	3,012
Koninklijke Philips NV	255,907	11,857
Koninklijke Volkerwessels NV	31,666	561
NN Group NV	61,885	2,195
NXP Semiconductors NV	77,210	8,425
Royal Dutch Shell PLC, Cl A	6,109	180
Royal Dutch Shell PLC, Cl B	621,054	18,337
Royal Dutch Shell PLC ADR, Cl B	267,285	16,010
Unilever NV	25,422	1,529
Wolters Kluwer NV	353,314	25,800

		228,760

New Zealand — 0.1%
Air New Zealand Ltd	608,322	1,068
Fisher & Paykel Healthcare Corp Ltd	73,060	793
Ryman Healthcare Ltd	4,272	36
Spark New Zealand Ltd	145,489	402

		2,299

Norway — 2.0%
Adevinta ASA, Cl B *	743,144	8,604
Aker BP ASA	7,719	207
Atlantic Sapphire AS *	3,048,760	35,568
DNB ASA	38,779	684
Equinor ASA	71,030	1,353
Magseis Fairfield ASA *(A)	6,944,578	7,949
Mowi ASA	1,176,680	27,183

		81,548

Portugal — 0.2%
Altri SGPS SA	38,046	253
EDP - Energias de Portugal SA	99,359	386
Galp Energia SGPS SA, Cl B	401,083	6,045

		6,684

Russia — 0.1%
Tatneft PJSC ADR	50,029	3,177

Singapore — 1.1%
CapitaLand Commercial Trust ‡	114,000	171
City Developments Ltd	1,883,900	13,378
ComfortDelGro Corp Ltd	113,600	197
DBS Group Holdings Ltd	1,082,600	19,571
Genting Singapore Ltd	466,300	297
Hong Leong Finance Ltd	68,524	128
Oversea-Chinese Banking Corp Ltd	996,600	7,826
Singapore Exchange Ltd	381,600	2,337
Singapore Technologies Engineering Ltd	75,100	208
United Overseas Bank Ltd	20,300	377

		44,490

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

South Africa — 0.1%
DataTec Ltd	100,188	$221
Investec PLC (A)	416,323	2,165
Reunert Ltd	66,574	303
Telkom SA SOC Ltd	105,047	489

		3,178

South Korea — 2.0%
BNK Financial Group Inc	261,151	1,570
Daelim Industrial Co Ltd	14,905	1,296
DGB Financial Group Inc	117,902	734
Doosan Bobcat Inc	12,036	356
Doosan Infracore Co Ltd *(A)	146,354	771
Hanwha Aerospace Co Ltd *	6,332	223
Hyundai Wia Corp	6,494	277
ICD Co Ltd (A)	19,092	235
Kangwon Land Inc	366,844	9,063
Kia Motors Corp	10,621	405
KT Corp ADR	432,095	4,887
LG Display Co Ltd *(A)	41,127	486
LG Electronics Inc	40,173	2,264
LMS Co Ltd/South Korea (A)	43,525	631
Meritz Securities Co Ltd	156,827	662
NHN KCP Corp (A)	18,555	331
Samsung Electronics Co Ltd	442,337	18,139
SK Innovation Co Ltd	23,209	3,221
SK Telecom Co Ltd	70,174	14,168
SK Telecom Co Ltd ADR	715,278	15,879
Woongjin Coway Co Ltd	78,720	5,567

		81,165

Spain — 1.2%
ACS Actividades de Construccion y Servicios SA	106,020	4,237
Amadeus IT Group SA, Cl A	183,302	13,133
Banco de Sabadell SA	147,865	143
Bankinter SA	114,397	723
CaixaBank SA	2,807,494	7,376
Cia de Distribucion Integral Logista Holdings SA	57,814	1,127
Enagas SA	10,045	233
Endesa SA	15,314	403
Iberdrola SA	175,329	1,823
Indra Sistemas SA *	632,113	5,472
Mapfre SA	90,080	243
Naturgy Energy Group SA	63,264	1,679
Red Electrica Corp SA	23,009	467
Repsol SA	108,142	1,691
Unicaja Banco SA (B)	11,477,455	9,134

		47,884

Sweden — 1.1%
Assa Abloy AB, Cl B	219,851	4,899
Atlas Copco AB, Cl A	263,656	8,130

20	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Axfood AB	48,823	$1,038
Betsson AB	203,606	987
Electrolux AB, Cl B	6,754	160
Epiroc AB, Cl A	33,344	362
Epiroc AB, Cl B	49,755	515
EQT AB *	150,900	1,343
Fastighets AB Balder, Cl B *	14,503	550
Getinge AB, Cl B	60,456	847
ICA Gruppen AB (A)	90,647	4,193
Lundin Petroleum AB	21,378	642
Millicom International Cellular SA	204,924	9,954
Sandvik AB	58,350	910
SKF AB, Cl B	28,766	476
Swedbank AB, Cl A	267,019	3,848
Swedish Match AB	118,489	4,906
Tele2 AB, Cl B	10,982	164
Telefonaktiebolaget LM Ericsson, Cl B	38,126	305
Telia Co AB	125,333	562

		44,791

Switzerland — 7.0%
ABB Ltd	1,078,191	21,204
Adecco Group AG	213,092	11,801
Alcon Inc *	234,644	13,695
Aryzta AG *	2,870,877	2,188
Baloise Holding AG	10,010	1,795
Barry Callebaut AG	371	766
Chocoladefabriken Lindt & Spruengli AG	233	3,080
Cie Financiere Richemont SA	57,575	4,228
Dufry AG	4,644	389
Geberit AG	18,435	8,811
Givaudan SA	2,286	6,382
Julius Baer Group Ltd	211,563	9,382
Kuehne + Nagel International AG	1,566	231
Lonza Group AG	21,476	7,266
Nestle SA	163,425	17,746
Novartis AG	352,555	30,597
Partners Group Holding AG	12,071	9,270
Roche Holding AG	176,178	51,317
Schindler Holding AG	2,525	565
SGS SA	3,354	8,321
SIG Combibloc Group AG *	514,972	6,869
Sika AG	77,231	11,308
Sonova Holding AG	52,468	12,207
Straumann Holding AG	375	307
Swiss Life Holding AG	25,877	12,381
Swiss Re AG	44,382	4,634
Swisscom AG	3,155	1,558
Tecan Group AG	3,617	865
Temenos AG *	418	70
UBS Group AG *	1,705,718	19,323
Vifor Pharma AG	9,178	1,468

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zurich Insurance Group AG	9,098	$3,485

		283,509

Taiwan — 0.8%
Chicony Electronics Co Ltd	114,000	336
Compal Electronics Inc	697,000	403
Foxconn Technology Co Ltd	372,000	777
Global Mixed Mode Technology Inc	91,000	339
Kindom Development Co Ltd	432,000	383
Lite-On Technology Corp	1,534,000	2,433
MediaTek Inc	752,000	8,977
Mirle Automation Corp	790,000	987
Simplo Technology Co Ltd	158,000	1,326
Sitronix Technology Corp	140,000	754
Supreme Electronics Co Ltd	453,000	424
Synnex Technology International Corp	686,000	803
Taiwan Semiconductor Manufacturing Co Ltd ADR	316,585	14,715
Wei Chuan Foods Corp	236,000	193
Zhen Ding Technology Holding Ltd	84,000	301

		33,151

Thailand — 0.0%
Bangchak Corp PCL	658,200	586

Turkey — 0.1%
Akbank T.A.S. *	1,224,572	1,761
Turkiye Halk Bankasi AS *	1,180,311	1,371

		3,132

United Arab Emirates — 0.0%
Abu Dhabi Islamic Bank PJSC	615,520	853

United Kingdom — 13.9%
3i Group PLC	187,846	2,700
Abcam PLC	39,473	557
Admiral Group PLC	22,763	594
Aggreko PLC	53,260	545
Anglo American PLC	86,624	1,997
Antofagasta PLC	15,837	175
Aon PLC	52,200	10,105
Ashtead Group PLC	29,090	812
AstraZeneca PLC	164,619	14,730
Auto Trader Group PLC	67,028	421
Aviva PLC	2,109,732	10,381
BAE Systems PLC	93,012	653
Balfour Beatty PLC	2,382,011	6,517
Bank of Ireland Group PLC	2,640,047	10,506
Barclays PLC	10,942,870	20,281
Berkeley Group Holdings PLC	7,276	375
BHP Group PLC	64,221	1,371
BP PLC	4,296,996	27,313
BP PLC ADR	131,693	5,003
British American Tobacco PLC	511,552	18,959
British Land Co PLC/The	25,721	185

SEI Institutional International Trust / Annual Report / September 30, 2019	21

SCHEDULE OF INVESTMENTS

September 30, 2019

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
BT Group PLC, Cl A	1,133,624	$2,495
Bunzl PLC	491,004	12,858
Burberry Group PLC	13,876	372
Carnival PLC	83,086	3,450
Centrica PLC	118,482	108
Cineworld Group PLC	2,133,575	5,995
Cobham PLC	3,056,268	5,907
Compass Group PLC	1,291,548	33,312
Computacenter PLC	62,379	994
CRH PLC	282,051	9,690
Croda International PLC	25,865	1,549
DCC PLC	86,248	7,542
Dialog Semiconductor PLC *	45,565	2,157
Direct Line Insurance Group PLC	46,741	173
Electrocomponents PLC	629,545	4,995
Evraz PLC	990,183	5,706
Ferguson PLC	246,581	18,061
Ferrexpo PLC	524,939	1,043
Fevertree Drinks PLC	237,123	7,080
G4S PLC	75,662	176
Games Workshop Group PLC	4,061	236
GlaxoSmithKline PLC	518,129	11,139
Hargreaves Lansdown PLC	48,139	1,233
Hays PLC	1,583,408	2,942
HSBC Holdings PLC	738,359	5,683
Inchcape PLC	165,498	1,288
Indivior PLC *	568,551	340
InterContinental Hotels Group PLC	13,898	869
International Consolidated Airlines Group SA	508,597	2,977
Intertek Group PLC	30,747	2,076
Investec PLC	360,194	1,859
J Sainsbury PLC	313,791	850
Johnson Matthey PLC	189,030	7,121
Keywords Studios PLC	239,192	3,381
Kingfisher PLC	4,348,234	11,081
Legal & General Group PLC	1,232,003	3,771
Lloyds Banking Group PLC	14,141,489	9,431
London Stock Exchange Group PLC	180,713	16,274
Meggitt PLC	32,942	258
Melrose Industries PLC	2,687,351	6,676
Micro Focus International PLC	382,051	5,352
National Grid PLC	1,170,318	12,718
NMC Health PLC (A)	17,596	588
Pagegroup PLC	128,208	694
Pearson PLC	221,286	2,012
Persimmon PLC	48,213	1,289
Prudential PLC	2,032,416	36,942
QinetiQ Group PLC	263,158	937
Reckitt Benckiser Group PLC	118,282	9,247
RELX PLC	967,188	23,033
Rentokil Initial PLC	1,112,048	6,411
Rolls-Royce Holdings PLC	1,814,374	17,717

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Royal Bank of Scotland Group PLC	5,568,954	$14,247
RSA Insurance Group PLC	197,746	1,302
Schroders PLC	37,960	1,438
Segro PLC ‡	191,650	1,915
Smith & Nephew PLC	456,505	11,020
Spectris PLC	154,536	4,654
SSE PLC	722,219	11,085
SSP Group Plc	130,608	998
St James’s Place PLC	554,342	6,690
Standard Chartered PLC	209,066	1,763
Tate & Lyle PLC	228,715	2,074
Taylor Wimpey PLC	86,891	173
Tesco PLC	5,141,600	15,270
Unilever PLC	47,965	2,890
Vodafone Group PLC	11,993,045	23,942
Wm Morrison Supermarkets PLC	490,592	1,211

		564,940

United States — 4.4%
Accenture PLC, Cl A	93,566	17,997
Americold Realty Trust	199,901	7,410
ASML Holding NV, Cl G	40,170	9,979
Atlassian Corp PLC, Cl A *	15,960	2,002
Axis Capital Holdings Ltd	268,888	17,940
Biohaven Pharmaceutical Holding Co Ltd *	198,015	8,261
Chubb Ltd	95,146	15,361
Coca-Cola European Partners PLC	15,087	837
Core Laboratories NV	23,878	1,113
Flex Ltd *	1,018,773	10,661
International Game Technology PLC	438,000	6,224
IQVIA Holdings Inc *	26,413	3,946
Mettler-Toledo International Inc *	13,915	9,802
Microsoft Corp	70,143	9,752
Nomad Foods Ltd *	320,168	6,563
QIAGEN NV *	39,255	1,294
ResMed Inc	105,233	14,218
Sensata Technologies Holding PLC *	215,213	10,774
Shopify Inc, Cl A *	52,985	16,513
Unilever NV	14,051	844
Visa Inc, Cl A	19,496	3,354
Wright Medical Group NV *	171,686	3,542

		178,387

Total Common Stock (Cost $3,565,360) ($ Thousands)		3,790,080

PREFERRED STOCK — 1.7%

Germany — 1.2%
Bayerische Motoren Werke AG (D)	2,878	160
Henkel AG & Co KGaA (D)	100,573	9,956
Sartorius AG (D)	4,096	748

22	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
Volkswagen AG (D)	217,586	$37,019

		47,883

South Korea — 0.5%
Hyundai Motor Co (D)	132,660	8,473
Samsung Electronics Co Ltd (D)	381,858	12,610

		21,083

Total Preferred Stock (Cost $68,217) ($ Thousands)		68,966

AFFILIATED PARTNERSHIP — 3.0%
SEI Liquidity Fund, L.P.
2.010% **†(E)	122,502,340	122,509

Total Affiliated Partnership (Cost $122,503) ($ Thousands)		122,509

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F
1.800%**†	83,730,190	83,730

Total Cash Equivalent (Cost $83,730) ($ Thousands)		83,730

Total Investments in Securities — 100.2% (Cost $3,839,810) ($ Thousands)		$4,065,285

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Euro STOXX 50	888	Dec-2019	$34,527	$34,416	$375
FTSE 100 Index	194	Dec-2019	17,610	17,651	264
Hang Seng Index	22	Nov-2019	3,653	3,654	2
SPI 200 Index	82	Dec-2019	9,322	9,239	(8)
TOPIX Index	166	Dec-2019	23,852	24,391	716

			$88,964	$89,351	$1,349

Percentages are based on Net Assets of $4,058,589 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2019 (See Note 9). The total market value of securities on loan at September 30, 2019 was $115,350 ($ Thousands).

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2019, the value of these securities amounted to $76,192 ($ Thousands), representing 1.9% of the Net Assets of the Fund.

(C)	Level 3 security in accordance with fair value hierarchy.

(D)	There is currently no rate available.

(E)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2019 was $122,509 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

SEI Institutional International Trust / Annual Report / September 30, 2019	23

SCHEDULE OF INVESTMENTS

September 30, 2019

International Equity Fund (Concluded)

FTSE — Financial Times and Stock Exchange

L.P. — Limited Partnership

Ltd. — Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

REIT — Real Estate investment Trust

SPI — Share Price Index

TOPIX — Tokyo Price Index

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	3,739,340	50,740	–^	3,790,080
Preferred Stock	68,966	–	–	68,966
Affiliated Partnership	–	122,509	–	122,509
Cash Equivalent	83,730	–	–	83,730

Total Investments in Securities	3,892,036	173,249	–	4,065,285

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	1,357	–	–	1,357
Unrealized Depreciation	(8)	–	–	(8)

Total Other Financial Instruments	1,349	–	–	1,349

^One security with a market value of $0.

*Futures contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

For the year ended September 30, 2019, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value at 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$248,878	$1,182,769	$(1,309,256)	$96	$22	$122,509	122,502,340	$2,128	$—
SEI Daily Income Trust, Government Fund, Cl F	153,816	170,775	(240,861)	—	—	83,730	83,730,190	1,765	—

Totals	$402,694	$1,353,544	$(1,550,117)	$96	$22	$206,239	206,232,530	$3,893	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

24	SEI Institutional International Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

September 30, 2019

Emerging Market Equity Fund

†Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.5%

Argentina — 0.2%
Arcos Dorados Holdings Inc, Cl A	202,100	$1,358
Cresud SACIF y A ADR *(A)	78,626	465
IRSA Inversiones y Representaciones SA ADR *	67,500	355
IRSA Propiedades Comerciales SA ADR	1,831	23
MercadoLibre Inc *	874	482
Ternium SA ADR	17,078	327

		3,010

Brazil — 7.4%
Ambev SA *	506,000	2,332
Atacadao SA *	918,313	4,672
B2W Cia Digital	992,548	11,412
B3 SA - Brasil Bolsa Balcao	601,820	6,331
Banco Bradesco SA ADR *	1,182,722	9,627
Banco BTG Pactual SA *	66,181	930
Banco do Brasil SA *	296,819	3,249
Banco Santander Brasil SA	254,900	2,782
Banco Santander Brasil SA ADR	172,500	1,879
BK Brasil Operacao e Assessoria a Restaurantes SA *	627,830	3,097
BRF SA *	310,847	2,855
BRF SA ADR *	447,425	4,098
CCR SA	541,500	2,243
Cia Siderurgica Nacional SA	107,412	342
Construtora Tenda SA	93,202	556
Cosan Ltd, Cl A *	40,385	602
Cosan SA	291,300	3,727
Cyrela Brazil Realty SA Empreendimentos e Participacoes	337,568	1,945
Duratex SA	637,700	1,944
Energisa SA	455,268	5,441

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Eneva SA *	95,847	$709
Gerdau SA ADR	146,414	461
Grupo SBF SA *	294,399	1,606
Hapvida Participacoes e Investimentos SA	220,876	2,882
Hypera SA *	176,000	1,420
IRB Brasil Resseguros S/A	117,243	1,055
JBS SA	203,139	1,596
Localiza Rent a Car SA	173,800	1,897
Lojas Renner SA	146,477	1,771
MRV Engenharia e Participacoes SA	110,228	470
Notre Dame Intermedica Participacoes SA	480,477	6,287
Petrobras Distribuidora SA	368,447	2,431
Petroleo Brasileiro SA	21,549	312
Petroleo Brasileiro SA ADR	747,795	10,820
Porto Seguro SA	113,288	1,608
Qualicorp Consultoria e Corretora de Seguros SA	111,107	827
Rumo SA *	1,447,510	8,535
Sul America SA	167,061	1,914
Telefonica Brasil SA ADR	319,514	4,208
TIM Participacoes SA ADR *	109,500	1,573
Transmissora Alianca de Energia Eletrica SA	92,364	636
Vale SA ADR, Cl B *	303,545	3,491

		126,573

Canada — 1.0%
Autohome Inc ADR *(A)	17,882	1,486
First Quantum Minerals Ltd	1,213,247	10,199
Pan American Silver Corp	60,698	952
Parex Resources Inc *	252,211	3,867

		16,504

Chile — 0.3%
CAP SA	34,027	297
Cencosud SA	426,443	703
Cervecerias Unidas ADR	11,598	257
Cia Cervecerias Unidas SA ADR	57,325	1,272
Colbun SA	1,409,028	254
Empresas CMPC SA	311,960	727
Inversiones La Construccion SA	18,184	281
Latam Airlines Group SA ADR	60,000	666
Sociedad Quimica y Minera de Chile SA ADR (A)	39,000	1,084

		5,541

China — 20.3%
Agricultural Bank of China Ltd, Cl H	7,727,000	3,026
Alibaba Group Holding Ltd ADR *	279,987	46,822
Aluminum Corp of China Ltd, Cl H *	2,298,000	724
Anhui Conch Cement Co Ltd, Cl H	1,593,164	9,460
ANTA Sports Products Ltd	227,069	1,878
Asia Cement China Holdings Corp	360,000	434
Baidu Inc ADR *	35,693	3,668
Bank of China Ltd, Cl H	9,665,000	3,797

SEI Institutional International Trust / Annual Report / September 30, 2019	25

SCHEDULE OF INVESTMENTS

September 30, 2019

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Baozun Inc ADR *(A)	35,891	$1,533
BeiGene Ltd ADR *	5,146	630
Beijing Sinnet Technology Co Ltd, Cl A	1,164,995	3,032
Bilibili Inc ADR *(A)	233,578	3,298
Bosideng International Holdings Ltd	2,848,000	1,213
CGN Power Co Ltd, Cl H (B)	3,949,000	997
China Coal Energy Co Ltd, Cl H	1,383,000	563
China Communications Services Corp Ltd, Cl H	1,326,000	751
China Construction Bank Corp, Cl H	14,099,000	10,755
China Everbright Bank Co Ltd, Cl A	3,046,200	1,681
China Life Insurance Co Ltd, Cl H	1,107,000	2,565
China Merchants Energy Shipping Co Ltd, Cl A	471,997	315
China Petroleum & Chemical Corp, Cl H	3,796,000	2,257
China Telecom Corp Ltd, Cl H	1,426,000	649
China Vanke Co Ltd, Cl H	292,000	1,017
Chongqing Zhifei Biological Products Co Ltd, Cl A	247,900	1,648
CITIC Securities Co Ltd, Cl H	637,500	1,194
COSCO SHIPPING Energy Transportation Co Ltd, Cl A	312,989	295
COSCO SHIPPING Energy Transportation Co Ltd, Cl H	698,000	309
Country Garden Holdings Co Ltd (A)	990,000	1,254
CRRC Corp Ltd	4,746,408	3,312
Ctrip.com International Ltd ADR *	409,207	11,986
Dongyue Group Ltd	1,135,000	531
Focus Media Information Technology Co Ltd, Cl A	1,271,200	935
Focused Photonics Hangzhou Inc, Cl A	811,661	1,935
Great Wall Motor Co Ltd, Cl H (A)	981,500	657
Gree Electric Appliances Inc of Zhuhai, Cl A *	239,700	1,924
Guangdong Haid Group Co Ltd, Cl A	373,392	1,637
Guangzhou R&F Properties Co Ltd	1,337,200	2,023
Hangzhou Robam Appliances Co Ltd, Cl A	1,473,954	5,430
HUYA Inc ADR *	2,199	52
Industrial & Commercial Bank of China Ltd, Cl H	33,450,419	22,402
JD.com Inc ADR *	197,135	5,561
Jiangsu Hengli Hydraulic Co Ltd, Cl A	133,712	721
Jiangxi Copper Co Ltd, Cl H	771,000	893
Longfor Group Holdings Ltd (B)	213,000	796
Momo Inc ADR *	196,673	6,093
NARI Technology Co Ltd, Cl A	1,057,083	3,028
NetEase Inc ADR	26,491	7,052
New Oriental Education & Technology Group Inc ADR *	51,038	5,653
PetroChina Co Ltd, Cl H	1,826,000	939
Ping An Insurance Group Co of China Ltd, Cl A	341,382	4,162
Ping An Insurance Group Co of China Ltd, Cl H	2,041,357	23,449

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Qudian Inc ADR *	53,935	$372
Shenzhen Sunway Communication Co Ltd, Cl A *	349,900	1,755
SINA Corp/China *	92,500	3,625
Sinopharm Group Co Ltd, Cl H	1,038,800	3,253
Sinotruk Hong Kong Ltd (A)	1,246,500	1,847
Sohu.com Ltd ADR *(A)	135,900	1,381
TAL Education Group ADR *	14,719	504
Tencent Holdings Ltd	1,476,090	62,174
Tingyi Cayman Islands Holding Corp	1,892,000	2,665
Tsingtao Brewery Co Ltd, Cl H	654,000	3,946
Uni-President China Holdings Ltd	3,320,400	3,583
Weibo Corp ADR *(A)	116,007	5,191
Weichai Power Co Ltd, Cl H	1,341,000	1,933
Wens Foodstuffs Group Co Ltd	746,687	3,889
Wuhu Sanqi Interactive Entertainment Network Technology Group Co Ltd, Cl A	1,184,500	2,992
Wuliangye Yibin Co Ltd, Cl A	145,500	2,646
Yantai Jereh Oilfield Services Group Co Ltd, Cl A	377,700	1,429
Yanzhou Coal Mining Co Ltd, Cl H	428,791	435
Yum China Holdings Inc	29,439	1,337
Zhejiang Expressway Co Ltd, Cl H	2,622,000	2,268
Zhejiang Huace Film & TV Co Ltd, Cl A	2,422,029	2,239
Zhejiang Semir Garment Co Ltd, Cl A	1,322,875	2,291
Zhongsheng Group Holdings Ltd	2,747,500	8,674
Zhuzhou CRRC Times Electric Co Ltd, Cl H	993,147	4,111
ZTO Express Cayman Inc ADR *	283,355	6,044

		347,520

Colombia — 0.6%
Bancolombia SA ADR, Cl R	160,217	7,923
Ecopetrol SA	1,878,461	1,596
Ecopetrol SA ADR	38,523	656
Grupo Aval Acciones y Valores SA ADR	17,844	133
Interconexion Electrica SA ESP	35,665	187

		10,495

Cyprus — 0.1%
TCS Group Holding PLC GDR (B)	95,770	1,916

Czech Republic — 0.2%
Komercni banka as	71,815	2,426

Egypt — 0.2%
Commercial International Bank Egypt SAE	525,769	2,507

Germany — 0.1%
Delivery Hero SE *	45,909	2,040

Greece — 0.5%
Eurobank Ergasias SA *	3,262,782	3,159
Motor Oil Hellas Corinth Refineries SA	61,948	1,447
National Bank of Greece SA *	975,132	2,969

		7,575

26	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hong Kong — 7.8%
3SBio Inc *	2,921,000	$4,844
A-Living Services Co Ltd, Cl H (B)	1,562,750	3,604
ASM Pacific Technology Ltd	291,600	3,560
BAIC Motor Corp Ltd, Cl H (B)	4,966,000	3,066
Beijing Enterprises Water Group Ltd	3,878,000	1,984
Brilliance China Automotive Holdings Ltd	2,928,371	3,145
Budweiser Brewing Co APAC Ltd *(B)	295,781	1,064
Chaoda Modern Agriculture Holdings Ltd *	2,056,181	15
China Aoyuan Group Ltd	319,000	361
China Conch Venture Holdings Ltd	592,500	2,192
China Everbright Bank Co Ltd, Cl H	1,633,000	696
China Everbright International Ltd	5,829,100	4,491
China Gas Holdings Ltd	1,714,600	6,627
China High Precision Automation Group Ltd *	1,385,624	–
China Hongqiao Group Ltd	603,000	385
China Medical System Holdings Ltd	2,423,000	2,881
China Mengniu Dairy Co Ltd	1,141,000	4,272
China Mobile Ltd	1,394,800	11,538
China Mobile Ltd ADR	144,885	5,999
China Overseas Grand Oceans Group Ltd	662,000	301
China Resources Gas Group Ltd	296,000	1,463
China Resources Land Ltd	180,000	754
China State Construction International Holdings Ltd	4,037,123	3,795
China Taiping Insurance Holdings Co Ltd	1,079,400	2,410
China Unicom Hong Kong Ltd	654,000	694
CIFI Holdings Group Co Ltd	1,902,000	1,111
CITIC Ltd	2,110,000	2,665
CITIC Telecom International Holdings Ltd	1,336,000	486
CNOOC Ltd	9,118,200	13,911
CSPC Pharmaceutical Group Ltd	678,000	1,361
Future Land Development Holdings Ltd (A)	370,000	323
Geely Automobile Holdings Ltd	2,172,000	3,685
Genscript Biotech Corp *(A)	538,000	1,031
Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd, Cl H	152,000	501
Haier Electronics Group Co Ltd	1,334,800	3,482
Hang Lung Properties Ltd	119,000	270
Hisense Home Appliances Group Co Ltd, Cl H	580,000	557
Huaneng Renewables Corp Ltd, Cl H (C)	470,000	160
Huatai Securities Co Ltd, Cl H (B)	2,561,200	3,836
Kingboard Laminates Holdings Ltd	1,767,500	1,594
Kunlun Energy Co Ltd	1,036,000	892
Lee & Man Paper Manufacturing Ltd	520,000	281
Li Ning Co Ltd	723,000	2,075
Link REIT ‡	312,438	3,445
Logan Property Holdings Co Ltd	1,612,000	2,295
Metallurgical Corp of China Ltd, Cl H	1,527,525	343
Midea Real Estate Holding Ltd (B)	129,582	315
Shenzhen Expressway Co Ltd, Cl H	406,000	529
Shimao Property Holdings Ltd	592,000	1,729

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Shui On Land Ltd	1,182,080	$235
Sino Biopharmaceutical Ltd	833,001	1,058
SJM Holdings Ltd	2,996,000	2,847
Sunac China Holdings Ltd	590,909	2,375
Sunny Optical Technology Group Co Ltd	478,900	7,037
Techtronic Industries Co Ltd	216,925	1,510
Times China Holdings Ltd	304,000	473
Zoomlion Heavy Industry Science and Technology Co Ltd (A)	1,265,800	857

		133,410

Hungary — 0.3%
MOL Hungarian Oil & Gas PLC	349,409	3,286
OTP Bank Nyrt	36,656	1,526
Richter Gedeon Nyrt	27,573	446

		5,258

India — 8.7%
ACC Ltd	77,785	1,765
Apollo Hospitals Enterprise Ltd	87,176	1,717
Axis Bank Ltd	256,271	2,477
Balrampur Chini Mills Ltd	267,367	583
Bharat Heavy Electricals Ltd	431,844	295
Cipla Ltd/India	160,390	963
Cummins India Ltd	229,433	1,854
Dr Reddy’s Laboratories Ltd	49,429	1,885
Dr Reddy’s Laboratories Ltd ADR	20,928	793
Godrej Properties Ltd *	44,914	658
GRUH Finance Ltd	434,943	1,653
Gujarat Narmada Valley Fertilizers & Chemicals Ltd	55,967	160
HCL Technologies Ltd	159,859	2,438
HDFC Bank Ltd	303,928	5,264
HDFC Bank Ltd ADR	97,762	5,577
Hero MotoCorp Ltd	72,042	2,750
Hindustan Petroleum Corp Ltd	164,115	698
Hindustan Unilever Ltd	127,476	3,565
Housing Development Finance Corp Ltd	373,043	10,407
ICICI Bank Ltd	1,840,508	11,264
ICICI Bank Ltd ADR	579,907	7,063
ICICI Lombard General Insurance Co Ltd	177,285	3,027
Infosys Ltd	549,626	6,248
Infosys Ltd ADR	181,002	2,058
ITC Ltd	1,646,786	6,038
JM Financial Ltd	528,780	591
Larsen & Toubro Ltd	126,066	2,623
Mahindra & Mahindra Ltd	235,240	1,816
Manappuram Finance Ltd	491,210	978
Metropolis Healthcare Ltd *(B)	66,204	1,189
Muthoot Finance Ltd *	135,441	1,292
Power Finance Corp Ltd *	380,369	533
Power Grid Corp of India Ltd	2,558,963	7,187
REC Ltd	747,498	1,299

SEI Institutional International Trust / Annual Report / September 30, 2019	27

SCHEDULE OF INVESTMENTS

September 30, 2019

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Reliance Industries Ltd	494,967	$9,305
Reliance Industries Ltd GDR (B)	598,657	22,330
Shriram Transport Finance Co Ltd	226,831	3,426
State Bank of India *	407,025	1,555
Tata Chemicals Ltd	160,741	1,336
Tata Consultancy Services Ltd	117,593	3,483
United Spirits Ltd *	302,561	2,848
UPL Ltd	388,800	3,313
Wipro Ltd	193,717	656
Zee Entertainment Enterprises Ltd	406,956	1,525

		148,485

Indonesia — 1.4%
Astra International Tbk PT	10,243,300	4,763
Bank Negara Indonesia Persero Tbk PT	1,386,100	718
Bank Rakyat Indonesia Persero Tbk PT	34,285,605	9,951
Bank Tabungan Pensiunan Nasional Syariah Tbk PT *	4,418,500	1,027
Indofood CBP Sukses Makmur Tbk PT	633,600	537
Map Aktif Adiperkasa PT *	3,611,900	1,323
Mitra Adiperkasa Tbk PT	4,749,700	345
Pakuwon Jati Tbk PT	7,881,500	369
Perusahaan Gas Negara Tbk PT	10,355,600	1,532
Telekomunikasi Indonesia Persero Tbk PT	8,261,100	2,508
Wijaya Karya Persero Tbk PT	2,256,200	306

		23,379

Malaysia — 0.4%
Inari Amertron Bhd	5,267,575	2,290
Malayan Banking Bhd	926,600	1,883
MISC Bhd	280,475	522
RHB Bank Bhd	545,200	735
Syarikat Takaful Malaysia Keluarga Bhd	385,428	543
Telekom Malaysia Bhd	517,500	445
UEM Sunrise Bhd *	2,109,395	335

		6,753

Mexico — 2.5%
Alfa SAB de CV, Cl A	1,184,200	1,044
Alsea SAB de CV *	708,741	1,651
America Movil SAB de CV ADR, Cl L	83,235	1,237
Arca Continental SAB de CV	125,300	679
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	376,078	2,369
Cemex SAB de CV ADR	158,083	620
Coca-Cola Femsa SAB de CV ADR	59,380	3,599
Fomento Economico Mexicano SAB de CV	497,929	4,561
Fomento Economico Mexicano SAB de CV ADR	20,155	1,846
Gruma SAB de CV, Cl B	85,175	871
Grupo Financiero Banorte SAB de CV, Cl O	1,916,444	10,324
Grupo Mexico SAB de CV, Ser B	948,384	2,223
Grupo Televisa SAB ADR	312,325	3,055

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Infraestructura Energetica Nova SAB de CV	436,046	$1,734
Kimberly-Clark de Mexico SAB de CV, Cl A	377,997	759
Megacable Holdings SAB de CV	169,700	683
Orbia Advance Corp SAB de CV	1,013,081	1,985
Qualitas Controladora SAB de CV	191,603	683
Wal-Mart de Mexico SAB de CV	1,077,096	3,191

		43,114

Netherlands — 0.3%
Prosus NV *	49,659	3,646
SBM Offshore NV	64,196	1,068
VEON Ltd ADR	307,960	739

		5,453

Pakistan — 0.0%
Oil & Gas Development Co Ltd	681,000	536

Panama — 0.3%
Copa Holdings SA, Cl A	52,369	5,171

Peru — 0.7%
Cia de Minas Buenaventura SAA ADR	141,400	2,147
Credicorp Ltd	45,060	9,392

		11,539

Philippines — 0.8%
Ayala Corp	65,450	1,117
Ayala Land Inc	1,890,000	1,803
BDO Unibank Inc	1,355,248	3,739
First Gen Corp	783,754	372
Globe Telecom Inc	12,972	458
GT Capital Holdings Inc	101,434	1,648
Manila Electric Co	49,730	355
Megaworld Corp	6,367,403	537
Metropolitan Bank & Trust Co	2,311,650	3,051

		13,080

Poland — 0.9%
CD Projekt SA	14,218	863
Dino Polska SA *(B)	167,780	6,570
Grupa Lotos SA	51,001	1,127
Orange Polska SA *	371,045	511
Polski Koncern Naftowy ORLEN SA	44,149	1,087
Powszechna Kasa Oszczednosci Bank Polski SA	186,006	1,824
Powszechny Zaklad Ubezpieczen SA	380,626	3,549
Warsaw Stock Exchange	27,245	273

		15,804

Portugal — 0.3%
Galp Energia SGPS SA, Cl B	340,566	5,133

Qatar — 0.1%
Commercial Bank PSQC/The	278,400	330
Qatar International Islamic Bank QSC	347,200	851

28	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Qatar Islamic Bank SAQ	124,950	$535

		1,716

Russia — 5.5%
Detsky Mir PJSC	813,840	1,115
Gazprom PJSC	504,140	1,755
Gazprom PJSC ADR	1,021,231	7,048
Inter RAO UES PJSC	7,360,000	509
LUKOIL PJSC ADR	205,075	16,966
Mail.Ru Group Ltd GDR *	152,809	3,220
MMC Norilsk Nickel PJSC ADR	104,600	2,677
Mobile TeleSystems PJSC ADR	113,175	917
Novatek PJSC GDR	4,274	872
Rosneft Oil Co PJSC GDR	720,705	4,624
Sberbank of Russia PJSC	733,815	2,575
Sberbank of Russia PJSC ADR	1,692,876	23,948
Tatneft PJSC ADR	10,300	654
X5 Retail Group NV GDR	225,460	7,887
Yandex NV, Cl A *	559,756	19,597

		94,364

Saudi Arabia — 0.0%
Al Rajhi Bank	38,231	645

Singapore — 0.1%
Yangzijiang Shipbuilding Holdings Ltd	896,200	622
Yanlord Land Group Ltd	324,200	274

		896

South Africa — 3.2%
Absa Group Ltd	55,496	559
African Rainbow Minerals Ltd	50,812	472
AngloGold Ashanti Ltd	106,682	1,999
AngloGold Ashanti Ltd ADR	98,198	1,794
Barloworld Ltd	154,129	1,175
Bid Corp Ltd (A)	163,100	3,464
Bidvest Group Ltd/The	52,050	655
Capitec Bank Holdings Ltd	56,221	4,773
FirstRand Ltd (A)	746,949	3,063
Fortress REIT Ltd, Cl A	321,842	437
Foschini Group Ltd/The	162,788	1,755
JSE Ltd	209,557	1,811
Kumba Iron Ore Ltd (A)	33,000	815
Naspers Ltd, Cl N	68,238	10,329
Nedbank Group Ltd	132,281	1,979
Old Mutual Ltd	1,011,972	1,290
Petra Diamonds Ltd *	1,651,395	133
RMB Holdings Ltd (A)	534,161	2,646
SPAR Group Ltd/The	179,113	2,257
Standard Bank Group Ltd	821,512	9,465
Telkom SA SOC Ltd	188,088	876
Truworths International Ltd	671,067	2,346
Vodacom Group Ltd	88,994	702

		54,795

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
South Korea — 12.9%
Cheil Worldwide Inc	136,093	$2,822
Com2uSCorp (A)	29,920	2,333
Daelim Industrial Co Ltd	13,582	1,181
Daewoo Shipbuilding & Marine Engineering Co Ltd *	17,958	460
DB Insurance Co Ltd (A)	64,821	2,796
Doosan Bobcat Inc	80,019	2,368
Douzone Bizon Co Ltd	28,826	1,576
GS Engineering & Construction Corp	14,417	398
GS Holdings Corp	28,841	1,213
Hana Financial Group Inc	52,288	1,541
Hotel Shilla Co Ltd	39,171	2,823
Hyundai Department Store Co Ltd	17,746	1,159
Hyundai Glovis Co Ltd	4,003	522
Hyundai Mobis Co Ltd	5,530	1,165
Hyundai Motor Co	17,985	2,015
Innocean Worldwide Inc	5,160	287
IS Dongseo Co Ltd	10,615	267
JB Financial Group Co Ltd	39,964	188
Kakao Corp (A)	19,933	2,258
Kangwon Land Inc	60,735	1,500
KB Financial Group Inc	68,301	2,438
KCC Corp (A)	4,777	870
Kia Motors Corp	101,449	3,867
Korea Zinc Co Ltd	2,131	798
KT&G Corp	29,387	2,592
Kumho Petrochemical Co Ltd	13,500	808
LG Chem Ltd	11,575	2,898
LG Corp	30,385	1,778
LG Electronics Inc	16,000	901
LG Household & Health Care Ltd	1,955	2,136
LG Uplus Corp	226,621	2,586
Lotte Chilsung Beverage Co Ltd	11,420	1,322
Lotte Confectionery Co Ltd (A)	4,258	523
Lotte Corp (A)	25,996	788
Lotte Data Communication Co	5,017	190
LOTTE Fine Chemical Co Ltd	10,878	415
Mando Corp	40,304	1,220
Medy-Tox Inc (A)	7,222	2,174
MegaStudyEdu Co Ltd	10,405	296
Meritz Securities Co Ltd	166,026	701
NAVER Corp (A)	59,766	7,845
NCSoft Corp	24,873	10,834
NHN Corp *	6,045	315
Orion Corp/Republic of Korea (A)	39,558	3,254
Partron Co Ltd (A)	154,471	1,653
POSCO	2,352	447
Samsung Biologics Co Ltd *(A)(B)	6,118	1,573
Samsung C&T Corp	6,637	498
Samsung Electro-Mechanics Co Ltd	8,410	724
Samsung Electronics Co Ltd (A)	1,764,149	72,342

SEI Institutional International Trust / Annual Report / September 30, 2019	29

SCHEDULE OF INVESTMENTS

September 30, 2019

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Samsung Life Insurance Co Ltd (A)	23,024	$1,369
SK Hynix Inc	370,517	25,462
SK Telecom Co Ltd	62,136	12,545
SK Telecom Co Ltd ADR	274,320	6,090
S-Oil Corp (A)	72,484	6,023
WONIK IPS Co Ltd	103,876	2,510
Woongjin Coway Co Ltd	71,793	5,078
Woori Financial Group Inc	348,656	3,629
Youngone Corp	14,002	418

		220,782

Switzerland — 0.1%
Wizz Air Holdings Plc *(B)	37,285	1,661

Taiwan — 9.9%
Accton Technology Corp	643,200	3,401
Airtac International Group	152,003	1,816
ASE Technology Holding Co Ltd	817,372	1,866
Asia Cement Corp	1,164,000	1,627
Bizlink Holding Inc	402,000	2,791
Catcher Technology Co Ltd	561,040	4,257
Cathay Financial Holding Co Ltd	932,000	1,229
Chailease Holding Co Ltd	641,070	2,586
Chang Hwa Commercial Bank Ltd	765,000	534
Chicony Electronics Co Ltd	187,000	552
Chunghwa Telecom Co Ltd	266,000	952
Coretronic Corp	522,772	630
CTBC Financial Holding Co Ltd	3,729,000	2,478
Cub Elecparts Inc	3	–
Delta Electronics Inc	328,000	1,403
Elite Material Co Ltd	683,400	2,780
eMemory Technology Inc	172,200	1,828
Feng TAY Enterprise Co Ltd	174,400	1,253
Fubon Financial Holding Co Ltd	1,732,000	2,487
Globalwafers Co Ltd	218,000	2,217
Highwealth Construction Corp	388,000	624
Hiwin Technologies Corp	259,019	2,264
Hon Hai Precision Industry Co Ltd	2,551,003	6,034
LandMark Optoelectronics Corp	192,000	1,595
Largan Precision Co Ltd	12,446	1,792
Lite-On Technology Corp	710,000	1,126
Makalot Industrial Co Ltd	410,400	2,181
MediaTek Inc	1,397,756	16,686
Merida Industry Co Ltd	365,000	2,080
Parade Technologies Ltd	189,600	3,303
Phison Electronics Corp	42,000	375
Powertech Technology Inc	177,000	499
Radiant Opto-Electronics Corp	182,000	696
Realtek Semiconductor Corp	78,000	580
Silergy Corp	58,890	1,465
Silicon Motion Technology Corp ADR	61,809	2,185
Sino-American Silicon Products Inc	250,000	665
SinoPac Financial Holdings Co Ltd	3,308,000	1,291

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Taiwan Business Bank	2,806,650	$1,154
Taiwan Mobile Co Ltd	176,000	635
Taiwan Semiconductor Manufacturing Co Ltd	6,839,276	60,211
Taiwan Semiconductor Manufacturing Co Ltd ADR	255,414	11,872
Tripod Technology Corp	327,000	1,179
Unimicron Technology Corp	505,000	716
Uni-President Enterprises Corp	1,145,000	2,759
United Microelectronics Corp	1,272,000	547
Win Semiconductors Corp	611,963	5,524
Wistron Corp	574,000	464
Yuanta Financial Holding Co Ltd	2,151,000	1,282
Zhen Ding Technology Holding Ltd	316,000	1,133

		169,604

Thailand — 2.6%
Advanced Info Service PCL	448,600	3,227
AP Thailand PCL NVDR	1,956,113	432
Bangkok Bank PCL	519,000	2,944
Charoen Pokphand Foods PCL NVDR	749,900	644
Com7 PCL	1,363,300	1,087
CP ALL PCL	1,903,500	5,057
CP ALL PCL NVDR	1,186,463	3,152
GFPT PCL NVDR	480,878	281
Home Product Center PCL	13,769,954	7,699
Krung Thai Bank PCL NVDR	1,214,400	683
Minor International PCL NVDR	2,767,747	3,393
PTT Exploration & Production PCL	214,800	850
PTT Exploration & Production PCL NVDR	234,600	928
PTT PCL	1,123,700	1,699
Robinson PCL (A)	1,279,200	2,666
Siam Cement PCL/The	143,300	1,912
Sino-Thai Engineering & Construction PCL NVDR	856,600	560
Srisawad Corp PCL	1,346,700	2,521
Thai Beverage PCL	2,206,300	1,412
Thai Union Group PCL NVDR	922,900	504
Thanachart Capital PCL NVDR	568,300	1,059
Tisco Financial Group PCL NVDR	235,900	791
Total Access Communication PCL	694,700	1,306

		44,807

Turkey — 1.2%
Akbank T.A.S. *	2,657,440	3,822
Anadolu Efes Biracilik Ve Malt Sanayii AS	161,832	627
Ford Otomotiv Sanayi AS	98,119	1,032
KOC Holding AS	219,059	734
Mavi Giyim Sanayi Ve Ticaret AS, Cl B *(B)	138,326	1,130
Sok Marketler Ticaret AS *	916,381	1,785
Tekfen Holding AS	114,542	388
Turk Hava Yollari AO *(A)	1,006,463	2,207
Turkcell Iletisim Hizmetleri AS	1,517,244	3,496
Turkcell Iletisim Hizmetleri AS ADR	54,935	318

30	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Turkiye Garanti Bankasi AS *	1,918,459	$3,469
Turkiye Is Bankasi AS, Cl C *(A)	913,324	1,014
Turkiye Sise ve Cam Fabrikalari AS	1,453,619	1,202

		21,224

United Arab Emirates — 0.4%
Aldar Properties PJSC	2,871,732	1,634
Emaar Properties PJSC	4,309,746	5,409

		7,043

United Kingdom — 1.5%
Anglo American PLC	82,754	1,919
Etalon Group PLC GDR	56,800	108
KAZ Minerals PLC	778,363	4,156
Mail.Ru Group Ltd GDR *	14,949	313
Network International Holdings PLC *(B)	107,891	711
NMC Health PLC (A)	98,097	3,276
Novatek PJSC GDR	15,339	3,111
Polyus PJSC GDR	15,059	872
Rio Tinto PLC	68,130	3,534
Tullow Oil PLC	2,765,258	7,289
Vivo Energy PLC	456,728	704

		25,993

United States — 0.6%
Corp America Airports SA *	93,594	424
Liberty Latin America Ltd, Cl C *	122,593	2,096
Pagseguro Digital Ltd, Cl A *	107,800	4,992
Southern Copper Corp	14,226	485
StoneCo Ltd, Cl A *	50,700	1,764

		9,761

Vietnam — 0.1%
Hoa Phat Group JSC *	179,000	169
Vincom Retail JSC	1,273,675	1,817

		1,986

Total Common Stock (Cost $1,420,377) ($ Thousands)		1,598,499

PREFERRED STOCK — 1.9%

Brazil — 1.5%
Banco Bradesco SA (D)	437,366	3,566
Banco do Estado do Rio Grande do Sul SA (D)	90,198	487
Centrais Eletricas Brasileiras SA (D)	148,500	1,496
Cia Brasileira de Distribuicao ADR * (D)	156,216	3,004
Cia de Transmissao de Energia Eletrica Paulista (D)	184,800	1,090
Cia Paranaense de Energia (D)	51,677	619
Itau Unibanco Holding SA (D)	608,476	5,123
Itau Unibanco Holding SA ADR (D)	482,181	4,055
Petroleo Brasileiro SA (D)	595,892	3,936
Petroleo Brasileiro SA ADR, Cl A (D)	94,908	1,247

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
Telefonica Brasil SA (D)	51,299	$676

		25,299

Colombia — 0.1%
Grupo Aval Acciones y Valores SA (D)	1,797,174	674

South Korea — 0.3%
Samsung Electronics Co Ltd (D)	172,716	5,704

Total Preferred Stock (Cost $28,387) ($ Thousands)		31,677

	Number of Participation Notes

PARTICIPATION NOTES — 0.9%
China — 0.2%
Offshore Oil Engineering, Expires 03/28/2020 *	4,138,839	3,115

Luxembourg — 0.2%
Beijing Sinnet Technology Co Ltd, Expires 10/19/2020 *	600,015	1,560
Hoa Phat Group JSC, Expires 11/20/2020 *	1,704,862	1,597

		3,157

Switzerland — 0.4%
Han’s Laser, Expires 03/27/2020 *	536,950	2,672
Ping An Insurance Group Co, Expires 10/16/2020 *	405,400	4,940

		7,612

United States — 0.1%
China Merchants Energy Shipping Co Ltd, Expires 11/24/2020 *	1,362,898	910
COSCO SHIPPING Energy Transportation Co Ltd, Expires 11/24/2020 *	1,082,330	1,018

		1,928

Total Participation Notes (Cost $16,341) ($ Thousands)		15,812

	Number of Warrants

WARRANTS — 0.0%

Thailand — 0.0%
Minor International PCL, Expires 09/30/2021 *	162,947	21

Total Warrants (Cost $—) ($ Thousands)		21

SEI Institutional International Trust / Annual Report / September 30, 2019	31

SCHEDULE OF INVESTMENTS

September 30, 2019

Emerging Market Equity Fund (Concluded)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

DEBENTURE BOND — 0.0%

Brazil — 0.0%
Vale, Ser 1997 0.000%, 03/30/2168 (D)	BRL	8	$–

Total Debenture Bond (Cost $—) ($ Thousands)			–

	Shares

AFFILIATED PARTNERSHIP — 2.8%
SEI Liquidity Fund, L.P.
2.010% **†(E)		48,631,028	48,638

Total Affiliated Partnership (Cost $48,631) ($ Thousands)			48,638

CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F
1.800%**†		29,815,716	29,816

Total Cash Equivalent (Cost $29,816) ($ Thousands)			29,816

Total Investments in Securities — 100.8% (Cost $1,543,552) ($ Thousands)			$1,724,463

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
MSCI Emerging Markets	681	Dec-2019	$34,955	$34,115	$(840)

Percentages are based on Net Assets of $1,710,123 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2019 (See Note 9). The total market value of securities on loan at September 30, 2019 was $45,930 ($ Thousands).

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2019, the value of these securities amounted to $64,256 ($ Thousands), representing 3.8% of the Net Assets of the Fund.

(C)	There is currently no rate available.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(E)	This security was purchased with cash collateral held from securities on loan (See Note 9). The total market value of such securities as of September 30, 2019 was $48,638 ($ Thousands).

ADR — American Depositary Receipt

BRL — Brazilian Real

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

JSE — Johannesburg Stock Exchange

L.P. — Limited Partnership

Ltd. — Limited

MSCI — Morgan Stanley Capital International

NVDR — Non-Voting Depositary Receipt

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

REIT — Real Estate investment Trust

32	SEI Institutional International Trust / Annual Report / September 30, 2019

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,442,952	155,547	–^	1,598,499
Preferred Stock	31,677	–	–	31,677
Participation Notes	–	15,812	–	15,812
Debenture Bond	–	–^	–	–
Warrants	–	21	–	21
Affiliated Partnership	–	48,638	–	48,638
Cash Equivalent	29,816	–	–	29,816

Total Investments in Securities	1,504,445	220,018	–	1,724,463

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(840)	–	–	(840)

Total Other Financial Instruments	(840)	–	–	(840)

^One Security with market value of $0.

*Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2019, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value at 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$66,697	$280,016	$(298,114)	$32	$ 7	$48,638	48,631,028	$ 571	$—
SEI Daily Income Trust, Government Fund, Cl F	12,932	197,618	(180,734)	—	—	29,816	29,815,716	515	—

Totals	$79,629	$477,634	$(478,848)	$32	$ 7	$78,454	78,446,744	$1,086	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2019	33

SCHEDULE OF INVESTMENTS

September 30, 2019

International Fixed Income Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 90.9%
Australia — 1.8%
Australia & New Zealand Banking Group
4.500%, 03/19/2024 (A)		$200	$213
Australia & New Zealand Banking Group MTN
5.000%, 08/16/2023	AUD	750	575
3.625%, 07/18/2022	EUR	300	364
Australia Government Bond
4.750%, 04/21/2027	AUD	820	707
4.500%, 04/15/2020		185	127
4.500%, 04/21/2033		195	187
4.250%, 04/21/2026		1,425	1,167
3.750%, 04/21/2037		393	365
3.000%, 03/21/2047		70	62
2.750%, 04/21/2024		1,230	904
2.750%, 05/21/2041		322	266
Australia Government Bond, Ser 124
5.750%, 05/15/2021		1,615	1,176
BHP Billiton Finance
4.750%, VAR EUR Swap Annual 5 Yr+4.363%, 04/22/2076	EUR	101	117
Commonwealth Bank of Australia
4.500%, 12/09/2025 (A)		$450	486
Commonwealth Bank of Australia MTN
3.000%, 05/03/2022	EUR	330	392
0.375%, 04/11/2024		455	511
National Australia Bank
5.000%, 03/11/2024	AUD	750	583
National Australia Bank MTN
2.250%, 06/06/2025	EUR	206	257
Westpac Banking Corp MTN
1.500%, 03/24/2021		220	247
0.500%, 05/17/2024		455	514

			9,220

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Austria — 1.3%
JAB Holdings BV
1.250%, 05/22/2024	EUR	200	$228
Republic of Austria Government Bond
4.150%, 03/15/2037 (A)		326	613
3.650%, 04/20/2022 (A)		1,135	1,376
3.150%, 06/20/2044 (A)		521	980
2.400%, 05/23/2034 (A)		110	164
2.100%, 09/20/2117 (A)		75	155
1.500%, 02/20/2047 (A)		95	138
0.750%, 10/20/2026 (A)		749	889
0.500%, 02/20/2029 (A)		885	1,040
0.000%, 07/15/2024 (A)(B)		765	859
Republic of Austria Government Bond, Ser 97-6
6.250%, 07/15/2027		288	481

			6,923

Belgium — 1.9%
Anheuser-Busch InBev MTN
2.250%, 05/24/2029	GBP	205	263
1.500%, 03/17/2025	EUR	415	487
1.125%, 07/01/2027		230	266
Anheuser-Busch InBev Finance
2.600%, 05/15/2024	CAD	550	417
Kingdom of Belgium Government Bond
4.250%, 03/28/2041 (A)	EUR	440	875
3.750%, 09/28/2020 (A)		2,126	2,418
3.750%, 06/22/2045		229	456
3.000%, 06/22/2034 (A)		346	545
1.700%, 06/22/2050 (A)		320	463
1.600%, 06/22/2047 (A)		310	439
1.000%, 06/22/2031 (A)		490	606
0.800%, 06/22/2028 (A)		1,249	1,498
0.500%, 10/22/2024 (A)		1,100	1,265
Kingdom of Belgium Government Bond, Ser 44
5.000%, 03/28/2035 (A)		64	123

			10,121

Brazil — 0.4%
Brazil Notas do Tesouro Nacional, Serie B
6.000%, 08/15/2050	BRL	1,406	1,578
Minerva Luxembourg
6.500%, 09/20/2026 (A)		$290	302
Odebrecht Finance
7.125%, 06/26/2042 (C)		280	28
4.375%, 04/25/2025 (C)		200	20

			1,928

Canada — 6.4%
Bank of Montreal
0.750%, 09/21/2022	EUR	235	265

34	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Bank of Montreal MTN
0.125%, 04/19/2021	EUR	280	$308
Bank of Nova Scotia MTN
0.750%, 09/17/2021		570	636
Bell Canada MTN
4.700%, 09/11/2023	CAD	80	65
Canada Housing Trust No. 1
2.250%, 12/15/2025 (A)		2,235	1,737
1.750%, 06/15/2022 (A)		2,465	1,864
Canadian Government Bond
5.750%, 06/01/2033		1,205	1,392
5.000%, 06/01/2037		816	947
2.750%, 12/01/2048		400	388
2.750%, 12/01/2048		300	291
2.500%, 06/01/2024		1,043	826
2.250%, 06/01/2029		3,537	2,882
1.500%, 06/01/2026 (D)		7,545	5,740
1.000%, 09/01/2022		1,268	944
1.000%, 06/01/2027		1,375	1,010
0.750%, 09/01/2021		655	487
Canadian Imperial Bank of Commerce
0.239%, 07/25/2022 (B)	EUR	445	491
CDP Financial
4.400%, 11/25/2019 (A)		$850	853
Enbridge Pipelines MTN
4.490%, 11/12/2019	CAD	2,000	1,514
Export Development Canada MTN
2.400%, 06/07/2021	AUD	1,259	868
National Bank of Canada
1.500%, 03/25/2021	EUR	345	387
Province of British Columbia Canada
3.250%, 12/18/2021	CAD	1,150	897
Province of Manitoba Canada
3.850%, 12/01/2021		710	560
Province of Ontario Canada
4.700%, 06/02/2037		1,355	1,368
4.650%, 06/02/2041		540	563
2.800%, 06/02/2048		2,200	1,809
2.600%, 06/02/2025		1,614	1,265
2.400%, 06/02/2026		585	454
Province of Ontario Canada MTN
1.650%, 06/08/2020	JPY	100,000	937
Province of Quebec Canada
6.250%, 06/01/2032	CAD	720	783
3.500%, 12/01/2048		520	488
Rogers Communications
4.000%, 06/06/2022		165	130

			33,149

China — 0.1%
Tencent Holdings MTN
3.975%, 04/11/2029 (A)		$260	278

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Weibo
3.500%, 07/05/2024		$200	$203

			481

Colombia — 0.4%
Colombian TES
10.000%, 07/24/2024	COP	1,833,400	635
7.750%, 09/18/2030		2,160,100	706
7.500%, 08/26/2026		1,100,600	352
7.000%, 05/04/2022		521,100	158
6.000%, 04/28/2028		1,112,100	323

			2,174

Czech Republic — 0.1%
Czech Republic Government Bond
4.700%, 09/12/2022	CZK	7,470	347
2.500%, 08/25/2028		6,710	310

			657

Denmark — 0.4%
Danske Bank
3.875%, 09/12/2023 (A)		$270	280
Danske Bank MTN
5.875%, VAR EUR Swap Annual 7 Yr+5.471%, 10/29/2049	EUR	344	397
Kingdom of Denmark
4.500%, 11/15/2039	DKK	2,040	601
1.500%, 11/15/2023		4,025	644
Orsted
6.250%, VAR EUR Swap Annual 5 Yr+4.750%, 06/26/3013	EUR	210	274

			2,196

Egypt — 0.0%
Egypt Government International Bond MTN
4.750%, 04/11/2025 (A)		170	192

Finland — 0.2%
Finland Government Bond
2.000%, 04/15/2024 (A)		482	590
1.375%, 04/15/2047 (A)		130	188
0.500%, 09/15/2029 (A)		445	525

			1,303

France — 8.0%
BNP Paribas
3.375%, 01/09/2025 (A)		$395	408
BNP Paribas MTN
3.375%, 01/23/2026	GBP	490	657
BPCE MTN
1.125%, 01/18/2023	EUR	300	338
BPCE SFH
1.750%, 11/29/2019		600	656
BPCE SFH MTN
3.750%, 09/13/2021		200	236

SEI Institutional International Trust / Annual Report / September 30, 2019	35

SCHEDULE OF INVESTMENTS

September 30, 2019

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Bpifrance Financement
0.064%, 11/25/2022 (B)	EUR	600	$663
Caisse Francaise de Financement Local MTN
3.000%, 10/02/2028		100	140
0.500%, 01/19/2026		500	573
Caisse Nationale de Reassurance Mutuelle Agricole Groupama
6.000%, 01/23/2027		400	555
Cie de Financement Foncier
0.375%, 12/11/2024		300	340
Cie de Financement Foncier MTN
5.500%, 01/26/2027	GBP	387	629
CNP Assurances
4.500%, VAR Euribor 3 Month+4.600%, 06/10/2047	EUR	200	259
1.875%, 10/20/2022		200	229
Credit Agricole Assurances
4.750%, VAR EUR Swap Annual 5 Yr+5.350%, 09/27/2048		100	131
Credit Agricole Home Loan SFH MTN
1.250%, 03/24/2031		300	375
Dexia Credit Local MTN
0.625%, 01/21/2022		1,550	1,731
0.625%, 02/03/2024		200	227
0.500%, 01/17/2025		300	341
Electricite de France MTN
5.375%, VAR EUR Swap Annual 12 Yr+3.794%, 01/29/2168		200	249
4.000%, 11/12/2025		350	468
2.250%, 04/27/2021		100	113
Engie
3.250%, VAR EUR Swap Annual 5 Yr+3.169%, 02/28/2168		300	360
Engie MTN
0.875%, 03/27/2024		300	340
0.375%, 02/28/2023		100	111
Europcar Mobility Group
4.000%, 04/30/2026 (A)		170	189
French Republic Government Bond OAT
5.750%, 10/25/2032		403	780
4.500%, 04/25/2041		580	1,199
4.000%, 10/25/2038		345	648
4.000%, 04/25/2055		56	127
3.250%, 05/25/2045		2,061	3,821
1.750%, 05/25/2023		2,359	2,805
1.750%, 06/25/2039 (A)		60	85
1.750%, 05/25/2066 (A)		165	251
1.250%, 05/25/2034		800	1,032
0.750%, 05/25/2028		5,205	6,231
0.500%, 05/25/2029		2,176	2,553
0.000%, 02/25/2020 (B)		1,990	2,175
0.000%, 02/25/2021 (B)		2,055	2,262

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
0.000%, 05/25/2021 (B)	EUR	1,685	$1,858
0.000%, 05/25/2022 (B)		868	965
Orange MTN
2.500%, 03/01/2023		500	593
2.375%, VAR EUR Swap Annual 5 Yr+2.359%, 04/15/2168		300	342
SNCF Reseau EPIC MTN
5.500%, 12/01/2021	GBP	205	278
4.250%, 10/07/2026	EUR	200	287
2.250%, 12/20/2047		300	444
1.125%, 05/19/2027		300	358
1.125%, 05/25/2030		200	242
Societe Generale MTN
1.125%, 01/23/2025		100	113
Suez
2.875%, VAR EUR Swap Annual 5 Yr+2.504%, 04/19/2168		300	349
TOTAL MTN
3.369%, VAR EUR Swap Annual 5 Yr+3.350%, 10/06/2167		260	326
Total Capital International MTN
4.250%, 11/26/2021	AUD	640	458
UNEDIC ASSEO MTN
1.250%, 05/25/2033	EUR	700	885

			41,785

Germany — 5.5%
BMW Finance MTN
0.875%, 11/17/2020		585	645
0.454%, 01/29/2021	JPY	200,000	1,854
Bundesobligation
0.000%, 10/18/2024 (B)	EUR	2,330	2,642
Bundesrepublik Deutschland Bundesanleihe
4.000%, 01/04/2037		411	798
3.250%, 07/04/2042		1,378	2,726
2.500%, 07/04/2044		390	713
2.500%, 08/15/2046		267	501
0.500%, 02/15/2026		863	1,019
0.281%, 08/15/2026 (B)		1,882	2,159
0.250%, 02/15/2027		2,160	2,529
0.250%, 02/15/2029		1,678	1,980
0.000%, 08/15/2029 (B)		2,115	2,440
Bundesrepublik Deutschland Bundesanleihe, Ser 03
4.750%, 07/04/2034		95	186
Bundesrepublik Deutschland Bundesanleihe, Ser 07
4.250%, 07/04/2039		123	258
Deutsche Telekom International Finance BV MTN
1.375%, 12/01/2025		165	193
0.625%, 04/03/2023		330	367

36	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Gemeinsame Deutsche Bundeslaender
3.500%, 10/07/2019	EUR	650	$709
IHO Verwaltungs GmbH
3.625%, 05/15/2025 (A)		175	198
Kreditanstalt fuer Wiederaufbau
2.600%, 06/20/2037	JPY	65,000	897
0.500%, 09/15/2027	EUR	510	596
0.125%, 06/07/2023		1,135	1,270
Kreditanstalt fuer Wiederaufbau MTN
3.750%, 05/29/2020	NZD	483	308
2.800%, 02/17/2021	AUD	1,230	849
1.125%, 09/15/2032	EUR	500	634
1.125%, 05/09/2033		220	280
Landwirtschaftliche Rentenbank MTN
0.625%, 05/18/2027		225	265
Volkswagen Bank GmbH MTN
0.625%, 09/08/2021		200	220
Volkswagen International Finance
1.875%, 03/30/2027		500	576
1.125%, 10/02/2023		600	672

			28,484

Ghana — 0.0%
Kosmos Energy
7.125%, 04/04/2026 (A)		$200	206

Guernsey — 0.1%
Credit Suisse Group Funding Guernsey MTN
1.250%, 04/14/2022	EUR	295	331

Hungary — 0.1%
Hungary Government Bond
3.000%, 06/26/2024	HUF	75,010	268

India — 0.0%
Greenko Mauritius
6.250%, 02/21/2023 (A)		$200	203

Indonesia — 0.1%
Indonesia Government International Bond
1.450%, 09/18/2026	EUR	300	343
Indonesia Government International Bond MTN
2.150%, 07/18/2024 (A)		200	234

			577

Ireland — 0.7%
AIB Group MTN
4.263%, VAR ICE LIBOR USD 3 Month+1.874%, 04/10/2025 (A)		$450	468
Allied Irish Banks MTN
4.125%, VAR EUR Swap Annual 5 Yr+3.950%, 11/26/2025	EUR	177	201

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Bank of Ireland MTN
0.375%, 05/07/2022	EUR	555	$618
CRH Funding MTN
1.875%, 01/09/2024		310	363
Europcar Mobility Group
4.125%, 11/15/2024 (A)		100	112
Ireland Government Bond
5.400%, 03/13/2025		351	504
4.500%, 04/18/2020		205	230
1.500%, 05/15/2050		165	215
1.100%, 05/15/2029		670	810

			3,521

Israel — 0.2%
Israel Government Bond
4.250%, 03/31/2023	ILS	2,521	839
2.000%, 03/31/2027		925	290

			1,129

Italy — 6.3%
Assicurazioni Generali MTN
5.500%, VAR Euribor 3 Month+5.350%, 10/27/2047	EUR	230	301
Enel
5.000%, VAR EUR Swap Annual 5 Yr+3.648%, 01/15/2075		105	116
3.500%, VAR EUR Swap Annual 5 Yr+3.564%, 05/24/2080		175	206
Enel Finance International
2.650%, 09/10/2024 (A)		$340	340
Enel Finance International MTN
5.625%, 08/14/2024	GBP	160	235
Eni
4.250%, 05/09/2029 (A)		$515	565
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (A)		530	545
3.625%, 12/05/2022	EUR	200	246
Italy Buoni Poliennali Del Tesoro
5.000%, 09/01/2040 (A)		1,510	2,593
3.850%, 09/01/2049 (A)		861	1,354
3.750%, 05/01/2021 (A)		386	448
3.500%, 03/01/2030 (A)		831	1,138
3.350%, 03/01/2035 (A)		1,904	2,644
3.100%, 03/01/2040 (A)		975	1,327
3.000%, 08/01/2029		2,955	3,883
2.800%, 03/01/2067 (A)		90	117
2.450%, 09/01/2033 (A)		552	696
2.000%, 02/01/2028		894	1,083
1.750%, 07/01/2024		4,886	5,712
0.950%, 03/01/2023		1,530	1,722
0.900%, 08/01/2022		2,312	2,592
0.050%, 04/15/2021		3,610	3,954

SEI Institutional International Trust / Annual Report / September 30, 2019	37

SCHEDULE OF INVESTMENTS

September 30, 2019

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
UniCredit MTN
6.572%, 01/14/2022 (A)		$350	$376
4.875%, VAR EUAMDB05+4.739%,
02/20/2029	EUR	220	269
Unione di Banche Italiane
1.000%, 01/27/2023		185	210

			32,672

Japan — 18.6%
Development Bank of Japan
2.300%, 03/19/2026	JPY	220,000	2,376
1.050%, 06/20/2023		132,000	1,283
Government of Japan 2 Year Bond
0.100%, 11/01/2020		649,250	6,033
0.100%, 04/01/2021		139,650	1,300
Government of Japan 5 Year Bond
0.100%, 12/20/2019		147,050	1,362
0.100%, 03/20/2020		344,050	3,189
Government of Japan 10 Year Bond
0.900%, 06/20/2022		859,850	8,227
0.100%, 06/20/2026		39,650	379
0.100%, 03/20/2027		71,550	685
0.100%, 06/20/2027		125,400	1,202
Government of Japan 20 Year Bond
1.900%, 09/20/2022		406,050	4,010
1.700%, 06/20/2033		1,207,550	13,838
1.400%, 09/20/2034		444,650	4,960
1.000%, 12/20/2035		50,000	532
0.700%, 03/20/2037		92,700	944
0.500%, 09/20/2036		451,400	4,456
0.200%, 06/20/2036		169,400	1,596
Government of Japan 20 Year Bond, Ser 106
2.200%, 09/20/2028		14,550	165
Government of Japan 20 Year Bond, Ser 128
1.900%, 06/20/2031		17,150	197
Government of Japan 20 Year Bond, Ser 140
1.700%, 09/20/2032		709,350	8,074
Government of Japan 20 Year Bond, Ser 143
1.600%, 03/20/2033		58,550	662
Government of Japan 20 Year Bond, Ser 144
1.500%, 03/20/2033		149,750	1,674
Government of Japan 30 Year Bond
0.800%, 09/20/2047		525,950	5,477
0.300%, 06/20/2046		134,250	1,238
Government of Japan 30 Year Bond, Ser 29
2.400%, 09/20/2038		119,300	1,563
Government of Japan 30 Year Bond, Ser 30
2.300%, 03/20/2039		416,150	5,397
Government of Japan 30 Year Bond, Ser 33
2.000%, 09/20/2040		212,700	2,685
Government of Japan 30 Year Bond, Ser 36
2.000%, 03/20/2042		93,850	1,201

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Government of Japan 30 Year Bond, Ser 37
1.900%, 09/20/2042	JPY	62,100	$785
Government of Japan 30 Year Bond, Ser 38
1.800%, 03/20/2043		259,650	3,245
Government of Japan 40 Year Bond
0.400%, 03/20/2056		304,100	2,804
Government of Japan 40 Year Bond, Ser 6
1.900%, 03/20/2053		38,700	527
Government of Japan CPI Linked Bond
0.100%, 03/10/2026		346,614	3,321
Mitsubishi UFJ Financial Group
0.339%, 07/19/2024	EUR	250	274
Mizuho Financial Group MTN
0.956%, 10/16/2024		385	435
Mizuho Financial Group Cayman 3
4.600%, 03/27/2024 (A)		$250	267
Takeda Pharmaceutical
1.125%, 11/21/2022 (A)	EUR	430	483

			96,846

Luxembourg — 0.1%
Enel Finance International MTN
5.750%, 09/14/2040	GBP	145	263
Samsonite Finco SARL
3.500%, 05/15/2026	EUR	100	110

			373

Malaysia — 1.0%
Malaysia Government Bond
4.181%, 07/15/2024	MYR	3,360	834
4.048%, 09/30/2021		3,380	822
3.955%, 09/15/2025		3,440	848
3.885%, 08/15/2029		2,032	507
3.882%, 03/10/2022		780	189
3.795%, 09/30/2022		3,430	834
3.659%, 10/15/2020		2,233	536
3.654%, 10/31/2019		1,771	423
3.480%, 03/15/2023		1,135	274
3.441%, 02/15/2021		491	118

			5,385

Mexico — 1.9%
Alfa
5.250%, 03/25/2024 (A)		$205	221
Mexican Bonos
8.000%, 06/11/2020	MXN	8,335	425
8.000%, 11/07/2047		18,935	1,032
7.750%, 11/13/2042		8,245	437
7.500%, 06/03/2027		2,435	128
6.500%, 06/09/2022		22,900	1,154
5.750%, 03/05/2026		11,907	571
Mexican Bonos, Ser M
6.500%, 06/10/2021		9,962	503

38	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Mexican Bonos, Ser M20
10.000%, 12/05/2024	MXN	46,790	$2,710
7.750%, 05/29/2031		28,570	1,533
Mexican Bonos, Ser M30
10.000%, 11/20/2036		22,113	1,425

			10,139

Netherlands — 3.5%
ABN AMRO Bank
5.750%, VAR EUR Swap Annual 5 Yr+5.452%, 03/22/2168	EUR	400	450
4.750%, 07/28/2025		$305	328
ABN AMRO Bank MTN
1.250%, 01/10/2033	EUR	300	380
Akzo Nobel Sweden Finance MTN
2.625%, 07/27/2022		340	399
BNG Bank MTN
0.500%, 04/16/2025		225	258
Cooperatieve Rabobank UA
3.750%, 07/21/2026		$250	259
Cooperatieve Rabobank UA MTN
5.250%, 09/14/2027	GBP	195	292
4.625%, 05/23/2029		130	191
1.250%, 05/31/2032	EUR	300	379
Heineken MTN
1.000%, 05/04/2026		335	383
ING Bank
5.800%, 09/25/2023 (A)		$315	350
ING Groep
3.550%, 04/09/2024		325	340
Intertrust Group BV
3.375%, 11/15/2025 (A)	EUR	180	206
Lincoln Financing SARL
3.625%, 04/01/2024 (A)		170	192
Nederlandse Waterschapsbank MTN
1.250%, 05/27/2036		281	361
0.625%, 01/18/2027		225	263
Netherlands Government Bond
4.000%, 01/15/2037 (A)		389	740
2.750%, 01/15/2047 (A)		190	369
2.500%, 01/15/2033 (A)		550	830
2.000%, 07/15/2024 (A)		345	426
0.500%, 07/15/2026 (A)		570	669
0.500%, 01/15/2040 (A)		804	986
0.250%, 01/15/2020 (A)		3,195	3,492
0.250%, 07/15/2025 (A)		922	1,059
0.250%, 07/15/2029 (A)		948	1,104
0.000%, 01/15/2022 (A)(B)		914	1,014
0.000%, 01/15/2024 (A)(B)		2,023	2,275
Trivium Packaging Finance BV
3.750%, 08/15/2026 (A)		100	115

			18,110

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)

New Zealand — 2.6%
New Zealand Government Bond
5.500%, 04/15/2023	NZD	1,608	$1,173
3.000%, 04/15/2020		1,626	1,031
3.000%, 04/20/2029		1,494	1,098
2.750%, 04/15/2025		14,610	10,078
New Zealand Local Government Funding Agency Bond
4.500%, 04/15/2027		479	362

			13,742

Norway — 0.7%
DNB Bank
6.500%, VAR USD Swap Semi 30/360 5 Yr Curr+5.080%, 03/26/2168		$355	371
Equinor MTN
5.625%, 03/11/2021	EUR	216	256
2.000%, 09/10/2020		285	317
Norway Government Bond
3.000%, 03/14/2024 (A)	NOK	1,972	233
2.000%, 05/24/2023 (A)		6,849	773
2.000%, 04/26/2028 (A)		4,024	470
1.750%, 02/17/2027 (A)		4,094	467
1.750%, 09/06/2029 (A)		3,571	412
1.500%, 02/19/2026 (A)		2,163	242

			3,541

Poland — 0.5%
Republic of Poland Government Bond
4.000%, 10/25/2023	PLN	1,401	380
2.750%, 04/25/2028		2,820	747
2.750%, 10/25/2029		1,493	397
2.000%, 04/25/2021		4,961	1,248

			2,772

Portugal — 0.6%
EDP - Energias de Portugal
4.496%, VAR EUR Swap Annual 5 Yr+4.287%, 04/30/2079	EUR	300	362
EDP Finance MTN
2.000%, 04/22/2025		260	310
Portugal Obrigacoes do Tesouro OT
4.125%, 04/14/2027 (A)		640	914
4.100%, 04/15/2037 (A)		277	468
2.200%, 10/17/2022 (A)		775	913

			2,967

Qatar — 0.1%
Qatar Government International Bond
3.375%, 03/14/2024 (A)		$650	680

Saudi Arabia — 0.1%
SABIC Capital II BV
4.000%, 10/10/2023 (A)		345	363

SEI Institutional International Trust / Annual Report / September 30, 2019	39

SCHEDULE OF INVESTMENTS

September 30, 2019

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Saudi Government International Bond MTN
2.375%, 10/26/2021 (A)		$275	$275

			638

Singapore — 1.5%
Singapore Government Bond
3.500%, 03/01/2027	SGD	1,341	1,091
3.125%, 09/01/2022		2,088	1,573
3.000%, 09/01/2024		2,860	2,198
2.750%, 03/01/2046		200	164
2.250%, 08/01/2036		250	190
2.000%, 07/01/2020		3,260	2,363
Temasek Financial I MTN
2.375%, 01/23/2023 (A)		$495	502

			8,081

Slovak Republic — 0.0%
Slovakia Government Bond
3.375%, 11/15/2024	EUR	75	98

Slovenia — 0.1%
Slovenia Government Bond
1.250%, 03/22/2027		305	369

South Korea — 0.5%
Hyundai Capital Services MTN
3.500%, 03/30/2022	AUD	680	476
Korea Treasury Bond
3.000%, 09/10/2024	KRW	1,254,790	1,128
1.500%, 12/10/2026		994,000	833

			2,437

Spain — 4.4%
Ayt Cedulas Cajas Global
3.750%, 12/14/2022	EUR	600	740
Banco Bilbao Vizcaya Argentaria
5.875%, VAR EUR Swap Annual 5 Yr+5.660%, 12/24/2167		200	230
2.250%, 06/12/2024		200	245
Banco de Sabadell
0.875%, 11/12/2021		400	448
Banco Santander
5.179%, 11/19/2025		$400	441
3.306%, 06/27/2029		200	207
1.000%, 03/03/2022	EUR	400	451
CaixaBank
1.250%, 01/11/2027		500	602
Gas Natural Fenosa Finance BV MTN
1.250%, 04/19/2026		300	349
Iberdrola Finanzas MTN
1.000%, 03/07/2025		500	573
Instituto de Credito Oficial MTN
6.000%, 03/08/2021		180	214

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Kutxabank
1.250%, 09/22/2025	EUR	300	$356
Spain Government Bond
6.000%, 01/31/2029		104	176
5.750%, 07/30/2032		102	187
4.900%, 07/30/2040 (A)		852	1,667
4.700%, 07/30/2041 (A)		621	1,202
3.450%, 07/30/2066 (A)		240	445
2.900%, 10/31/2046 (A)		361	570
2.350%, 07/30/2033 (A)		507	695
1.950%, 07/30/2030 (A)		141	182
1.600%, 04/30/2025 (A)		572	687
1.500%, 04/30/2027 (A)		4,380	5,327
1.450%, 04/30/2029 (A)		1,401	1,721
1.400%, 04/30/2028 (A)		302	368
0.450%, 10/31/2022		607	680
0.350%, 07/30/2023		958	1,073
0.250%, 07/30/2024 (A)		1,466	1,641
0.050%, 10/31/2021		852	939
Telefonica Emisiones SAU MTN
1.528%, 01/17/2025		200	233
Telefonica Europe BV
4.375%, VAR EUR Swap Annual 6 Yr+4.107%, 03/14/2168		300	360

			23,009

Supra-National — 3.4%
Asian Development Bank MTN
2.350%, 06/21/2027	JPY	290,000	3,265
European Financial Stability Facility MTN
1.800%, 07/10/2048	EUR	270	413
0.500%, 07/11/2025		695	800
0.400%, 02/17/2025		1,695	1,935
0.200%, 04/28/2025		600	679
European Investment Bank
1.900%, 01/26/2026	JPY	397,500	4,241
European Investment Bank MTN
1.250%, 05/12/2025	SEK	13,180	1,432
1.000%, 03/14/2031	EUR	405	502
0.250%, 10/14/2024		610	693
0.250%, 09/14/2029		745	859
European Stability Mechanism MTN
1.000%, 09/23/2025		570	677
European Union MTN
2.875%, 04/04/2028		575	802
International Bank for Reconstruction & Development MTN
2.800%, 01/13/2021	AUD	1,230	847
International Finance MTN
2.375%, 07/19/2023	CAD	1,000	771

			17,916

40	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)

Sweden — 1.8%
Kommunivest I Sverige AB MTN
1.000%, 10/02/2024	SEK	5,830	$619
Skandinaviska Enskilda Banken MTN
5.750%, VAR USD Swap Semi 30/360 5 Yr Curr+3.850%, 05/13/2168		$465	469
Svenska Handelsbanken
5.250%, VAR USD Swap Semi 30/360 5 Yr Curr+3.335%, 12/29/2049		325	327
Svenska Handelsbanken MTN
1.625%, VAR EUR Swap Annual 5 Yr+1.270%, 03/05/2029	EUR	225	258
Swedbank
6.000%, VAR USD Swap Semi 30/360 5 Yr Curr+4.106%, 03/17/2168		$200	205
Swedbank Hypotek
0.375%, 03/11/2022	EUR	360	400
Sweden Government Bond
3.500%, 06/01/2022	SEK	3,040	344
3.500%, 03/30/2039		1,205	201
2.500%, 05/12/2025		34,085	4,068
1.000%, 11/12/2026		1,725	194
0.750%, 11/12/2029 (A)		13,305	1,495
Sweden Government Bond, Ser 1047
5.000%, 12/01/2020		3,370	365
Vattenfall
3.000%, VAR EUR Swap Annual 5 Yr+2.511%, 03/19/2077	EUR	175	204
Vattenfall MTN
6.250%, 03/17/2021		213	254

			9,403

Switzerland — 0.7%
Credit Suisse MTN
0.750%, 09/17/2021		220	245
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.600%, 01/17/2168		$286	306
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.600%, 01/17/2168 (A)		200	214
2.125%, VAR BPSW1+1.230%, 09/12/2025	GBP	250	312
Government of Switzerland
2.000%, 04/28/2021	CHF	735	771
2.000%, 05/25/2022		75	81
1.500%, 04/30/2042		408	597
1.250%, 06/11/2024		405	448
Swiss Re Finance Luxembourg
5.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.582%, 04/02/2049 (A)		$200	221

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
UBS MTN
4.750%, VAR EUR Swap Annual 5 Yr+3.400%, 02/12/2026	EUR	200	$231
UBS Group Funding Switzerland
1.750%, 11/16/2022		427	489

			3,915

Thailand — 0.4%
Thailand Government Bond
4.875%, 06/22/2029	THB	11,215	479
4.675%, 06/29/2044		20,805	1,066
3.650%, 12/17/2021		11,020	378
3.625%, 06/16/2023		5,375	190
3.300%, 06/17/2038		3,522	147

			2,260

Turkey — 0.1%
Turkiye Vakiflar Bankasi TAO
2.375%, 05/04/2021	EUR	265	291

United Arab Emirates — 0.1%
DP World
2.375%, 09/25/2026 (A)		295	347

United Kingdom — 7.6%
Anglo American Capital MTN
1.625%, 09/18/2025		220	253
Barclays Bank MTN
10.000%, 05/21/2021	GBP	180	251
BAT International Finance MTN
1.250%, 03/13/2027	EUR	333	362
BP Capital Markets MTN
1.526%, 09/26/2022		350	400
1.117%, 01/25/2024		165	188
Centrica MTN
4.375%, 03/13/2029	GBP	164	235
4.250%, 09/12/2044		100	147
CK Hutchison Finance 16 II
0.875%, 10/03/2024	EUR	212	238
CNH Industrial Finance Europe MTN
2.875%, 05/17/2023		220	262
Coca-Cola European Partners
2.375%, 05/07/2025		400	486
Diageo Finance MTN
0.250%, 10/22/2021		240	263
DS Smith MTN
1.375%, 07/26/2024		430	483
Gatwick Funding MTN
5.250%, 01/23/2024	GBP	250	357
GlaxoSmithKline Capital
0.000%, 09/12/2020 (B)	EUR	595	650
Heathrow Funding MTN
2.750%, 08/09/2049	GBP	160	207

SEI Institutional International Trust / Annual Report / September 30, 2019	41

SCHEDULE OF INVESTMENTS

September 30, 2019

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
1.875%, 05/23/2022	EUR	235	$269
HSBC Holdings
4.250%, 03/14/2024		$505	531
3.000%, VAR BPSW1+1.650%, 07/22/2028	GBP	167	220
Imperial Brands Finance
0.500%, 07/27/2021	EUR	150	164
InterContinental Hotels Group MTN
3.750%, 08/14/2025	GBP	174	236
Lloyds Banking Group
4.582%, 12/10/2025		$445	467
Nationwide Building Society MTN
4.625%, 02/08/2021	EUR	550	640
0.500%, 02/23/2024		225	254
Next Group
3.625%, 05/18/2028	GBP	190	249
Northumbrian Water Finance
6.875%, 02/06/2023		190	279
Rio Tinto Finance MTN
2.875%, 12/11/2024	EUR	290	361
Royal Bank of Scotland Group
4.424%, VAR ICE LIBOR USD 3 Month+2.320%, 09/29/2017		$200	188
Santander UK Group Holdings PLC MTN
3.625%, 01/14/2026	GBP	100	133
Santander UK PLC MTN
4.250%, 04/12/2021	EUR	350	409
1.125%, 01/14/2022		330	369
Severn Trent Utilities Finance MTN
3.625%, 01/16/2026	GBP	175	242
Sky PLC MTN
6.000%, 05/21/2027		50	82
2.500%, 09/15/2026	EUR	205	257
2.250%, 11/17/2025		275	339
SSE PLC MTN
0.875%, 09/06/2025		395	440
Standard Chartered
3.776%, VAR ICE LIBOR USD 3 Month+1.510%, 07/30/2168 (A)		$500	403
Thames Water Utilities Finance MTN
4.625%, 06/04/2046	GBP	155	262
Unilever NV
0.375%, 02/14/2023	EUR	220	244
United Kingdom Gilt
4.750%, 12/07/2030	GBP	115	207
4.500%, 12/07/2042		230	493
4.250%, 06/07/2032		2,295	4,083
4.250%, 12/07/2040		470	951
4.250%, 12/07/2046		980	2,155
3.750%, 09/07/2020		2,950	3,744
3.750%, 07/22/2052		80	177
3.500%, 01/22/2045		1,131	2,184

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.250%, 01/22/2044	GBP	400	$736
2.750%, 09/07/2024		200	276
2.500%, 07/22/2065		1,717	3,413
1.750%, 09/07/2022		654	840
1.625%, 10/22/2028		301	411
1.500%, 07/22/2047		1,406	1,954
1.250%, 07/22/2027		1,015	1,340
0.750%, 07/22/2023		2,170	2,721
0.625%, 06/07/2025		425	534
Wales & West Utilities Finance PLC
6.250%, 11/30/2021		240	329
Western Power Distribution West Midlands PLC
5.750%, 04/16/2032		100	173
3.875%, 10/17/2024		230	316
Wm Morrison Supermarkets MTN
3.500%, 07/27/2026		225	307
Zurich Finance PLC MTN
6.625%, 10/30/2049 (E)		235	325

			39,489

United States — 6.6%
Allergan Funding
2.625%, 11/15/2028		$100	125
Altria Group
1.700%, 06/15/2025	EUR	210	239
American International Group
2.490%, VAR ICE LIBOR GBP 3 Month+1.705%, 03/15/2037	GBP	100	100
AT&T
1.800%, 09/05/2026	EUR	720	851
0.800%, 03/04/2030		310	334
Bank of America
6.500%, VAR ICE LIBOR USD 3 Month+4.174%, 04/23/2168		$67	75
6.250%, VAR ICE LIBOR USD 3 Month+3.705%, 03/05/2168		150	163
Bank of America MTN
2.375%, 06/19/2024	EUR	835	1,007
1.625%, 09/14/2022		261	298
1.379%, VAR Euribor 3 Month+1.030%, 02/07/2025		165	189
Baxter International MTN
0.400%, 05/15/2024		405	446
Becton Dickinson
0.632%, 06/04/2023		$200	220
Berkshire Hathaway
0.625%, 01/17/2023	EUR	265	295
Berkshire Hathaway Finance
2.625%, 06/19/2059	GBP	144	206
Boardwalk Pipelines
4.800%, 05/03/2029		$119	126

42	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Broadcom
4.250%, 04/15/2026 (A)		$195	$201
Capital One Financial
0.800%, 06/12/2024	EUR	291	323
Carnival
1.625%, 02/22/2021		180	201
Celanese US Holdings
3.500%, 05/08/2024		$215	223
Chubb INA Holdings
1.550%, 03/15/2028	EUR	325	385
0.875%, 06/15/2027		115	129
Cigna
4.125%, 11/15/2025		$136	146
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month+3.905%, 11/15/2167		185	196
2.040%, 09/16/2020	JPY	200,000	1,885
Citigroup MTN
0.750%, 10/26/2023	EUR	365	408
Clean Harbors
5.125%, 07/15/2029 (A)		$43	46
4.875%, 07/15/2027 (A)		124	129
Comcast
3.450%, 10/01/2021		965	994
DH Europe Finance
1.700%, 01/04/2022	EUR	150	170
1.200%, 06/30/2027		$335	389
DH Europe Finance II
0.450%, 03/18/2028		154	168
Digital Euro Finco
2.625%, 04/15/2024	EUR	175	209
Dover MTN
2.125%, 12/01/2020		267	298
FedEx
0.700%, 05/13/2022		108	120
Fidelity National Information Services
1.500%, 05/21/2027		400	467
Fiserv
1.125%, 07/01/2027		405	459
Ford Motor Credit MTN
3.021%, 03/06/2024		170	195
0.030%, VAR Euribor 3 Month+0.430%, 05/14/2021		750	810
GE Capital UK Funding Unlimited MTN
6.250%, 05/05/2038	GBP	165	274
General Electric
0.875%, 05/17/2025	EUR	180	197
General Motors Financial MTN
0.955%, 09/07/2023		540	595

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Goldman Sachs Group
5.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.623%, 02/10/2168		$164	$172
2.625%, 04/25/2021		425	427
Goldman Sachs Group MTN
2.000%, 07/27/2023	EUR	900	1,047
1.625%, 07/27/2026		170	199
IHS Markit
4.125%, 08/01/2023		$326	343
4.000%, 03/01/2026 (A)		85	90
International Business Machines
2.850%, 05/13/2022		990	1,011
International Business Machines MTN
0.875%, 01/31/2025	EUR	593	673
International Game Technology PLC
3.500%, 07/15/2024		$170	200
Johnson Controls International PLC
1.375%, 02/25/2025		395	451
JPMorgan Chase MTN
1.090%, VAR Euribor 3 Month+0.760%, 03/11/2027	EUR	810	922
Kraft Heinz Foods
2.000%, 06/30/2023		235	268
Mastercard
1.100%, 12/01/2022		445	503
McKesson
0.625%, 08/17/2021		355	392
Medtronic Global Holdings SCA
1.125%, 03/07/2027		400	463
0.250%, 07/02/2025		$115	126
Micron Technology
4.640%, 02/06/2024		258	274
Molson Coors International
2.750%, 09/18/2020	CAD	1,105	835
Moody’s
1.750%, 03/09/2027	EUR	265	316
Morgan Stanley
1.875%, 03/30/2023		490	567
Morgan Stanley MTN
1.375%, 10/27/2026		360	418
0.074%, VAR Euribor 3 Month+0.400%, 05/21/2021		850	928
National Grid North America MTN
1.000%, 07/12/2024		300	339
Noble Energy
3.250%, 10/15/2029		$205	203
Occidental Petroleum
3.200%, 08/15/2026		44	44
2.900%, 08/15/2024		265	267
Panther BF Aggregator 2
4.375%, 05/15/2026 (A)	EUR	106	118

SEI Institutional International Trust / Annual Report / September 30, 2019	43

SCHEDULE OF INVESTMENTS

September 30, 2019

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Philip Morris International
0.625%, 11/08/2024	EUR	285	$316
Philip Morris International MTN
1.875%, 03/03/2021		300	336
PNC Funding
3.300%, 03/08/2022		$150	155
Priceline Group
2.375%, 09/23/2024		355	430
Prologis
0.250%, 09/10/2027		161	174
Prologis MTN
3.000%, 01/18/2022	EUR	115	133
Realty Income
3.250%, 06/15/2029		$315	330
Santander Holdings USA
3.700%, 03/28/2022		460	473
Seagate HDD Cayman
4.750%, 06/01/2023		6	6
4.750%, 01/01/2025		61	63
Southern Co/The
2.750%, 06/15/2020		700	703
Sprint Spectrum
4.738%, 03/20/2025 (A)		265	282
Terraform Global Operating
6.125%, 03/01/2026 (A)		55	57
Toyota Motor Credit MTN
1.800%, 07/23/2020	EUR	115	128
0.625%, 11/21/2024		465	522
United Technologies Corp
1.250%, 05/22/2023		225	255
1.150%, 05/18/2024		164	186
US Bancorp MTN
0.850%, 06/07/2024		226	255
Verizon Communications
4.016%, 12/03/2029		$391	435
0.875%, 04/08/2027	EUR	175	197
Verizon Communications MTN
4.750%, 02/17/2034	GBP	170	276
4.050%, 02/17/2025	AUD	680	507
Wells Fargo
5.900%, VAR ICE LIBOR USD 3 Month+3.110%, 12/15/2167		$130	138
Wells Fargo MTN
2.125%, 12/20/2023	GBP	345	439
2.000%, 04/27/2026	EUR	210	253
1.375%, 06/30/2022	GBP	195	242
Western Digital Corp
4.750%, 02/15/2026		$328	337
WPC Eurobond BV
1.350%, 04/15/2028	EUR	405	439

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
ZF North America Capital
2.750%, 04/27/2023	EUR	200	$232

			34,186

Total Global Bonds (Cost $464,664) ($ Thousands)			474,514

U.S. TREASURY OBLIGATIONS — 5.2%
U.S. Treasury Bills
1.901%, 10/01/2019 (B)		$25,526	25,526
U.S. Treasury Inflation Protected Securities
1.250%, 07/15/2020		1,191	1,196
0.750%, 07/15/2028		303	318

Total U.S. Treasury Obligations (Cost $27,036) ($ Thousands)			27,040

MORTGAGE-BACKED SECURITIES — 0.6%

Agency Mortgage-Backed Obligation — 0.5%
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, Cl M2
3.868%, VAR ICE LIBOR USD 1 Month+1.850%, 10/25/2027		274	276
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M2
4.618%, VAR ICE LIBOR USD 1 Month+2.600%, 12/25/2027		31	31
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA2, Cl M2
4.818%, VAR ICE LIBOR USD 1 Month+2.800%, 05/25/2028		66	67
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M2
5.045%, VAR ICE LIBOR USD 1 Month+2.900%, 07/25/2028		106	106
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-HQA1, Cl M3
8.368%, VAR ICE LIBOR USD 1 Month+6.350%, 09/25/2028		250	278
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M1
3.218%, VAR ICE LIBOR USD 1 Month+1.200%, 07/25/2029		190	191
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA2, Cl M2
5.468%, VAR ICE LIBOR USD 1 Month+3.450%, 10/25/2029		470	496
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
7.018%, VAR ICE LIBOR USD 1 Month+5.000%, 11/25/2024		290	310

44	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2016-C04, Cl 1M2
6.268%, VAR ICE LIBOR USD 1 Month+4.250%, 01/25/2029	$95	$100
FNMA Connecticut Avenue Securities, Ser 2016-C06, Cl 1M1
3.318%, VAR ICE LIBOR USD 1 Month+1.300%, 04/25/2029	192	192
FNMA Connecticut Avenue Securities, Ser 2016-C07, Cl 2M2
6.368%, VAR ICE LIBOR USD 1 Month+4.350%, 05/25/2029	143	150
FNMA Connecticut Avenue Securities, Ser 2017-C01, Cl 1M1
3.318%, VAR ICE LIBOR USD 1 Month+1.300%, 07/25/2029	62	62

		2,259

Non-Agency Mortgage-Backed Obligation — 0.1%
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-6, Cl 3A
4.606%, 09/25/2034 (E)	10	10

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2014-CCRE14, Cl A3
3.955%, 02/10/2047	$70	$75
JPMorgan Mortgage Trust, Ser 2004-A5, Cl 3A1
4.194%, 12/25/2034 (E)	39	40
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049 (A)	159	159
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/2046	100	103
Wells Fargo Commercial Mortgage Trust, Ser 2015-C28, Cl A3
3.290%, 05/15/2048	120	126
Wells Fargo Commercial Mortgage Trust, Ser 2015-C30, Cl A3
3.411%, 09/15/2058	80	85

		598

Total Mortgage-Backed Securities (Cost $2,805) ($ Thousands)		2,857

Total Investments in Securities — 96.7% (Cost $494,505) ($ Thousands)		$504,411

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Australian 3-Year Bond	13	Dec-2019	$1,028	$1,014	$4
Australian 10-Year Bond	8	Dec-2019	802	795	10
Australian 10-Year Bond	30	Dec-2019	3,005	2,981	23
Canadian 5-Year Bond	(21)	Dec-2019	(1,961)	(1,952)	16
Canadian 10-Year Bond	(17)	Dec-2019	(1,829)	(1,831)	–
Canadian 10-Year Bond	16	Dec-2019	1,743	1,723	(23)
Euro	(240)	Dec-2019	(33,354)	(32,888)	467
Euro-Bob	(32)	Dec-2019	(4,817)	(4,732)	37
Euro-Bob	13	Dec-2019	1,922	1,923	–
Euro-BTP	5	Dec-2019	795	795	–
Euro-Bund	8	Dec-2019	1,551	1,520	(14)
Euro-Bund	(19)	Dec-2019	(3,620)	(3,609)	(1)
Euro-Buxl 30 Year Bond	(3)	Dec-2019	(732)	(711)	17
Euro-Buxl 30 Year Bond	15	Dec-2019	3,614	3,557	(13)
Euro-OAT	(3)	Dec-2019	(566)	(557)	6
Euro-OAT	6	Dec-2019	1,114	1,114	–
Euro-Schatz	28	Dec-2019	3,445	3,429	2
Japanese 10-Year Bond	23	Dec-2019	33,218	32,991	(6)
Japanese 10-Year Government Bond E-MINI	38	Dec-2019	5,492	5,448	(4)
Japanese 10-Year Government Bond E-MINI	(10)	Dec-2019	(1,443)	(1,434)	(1)
Long Gilt 10-Year Bond	(9)	Dec-2019	(1,492)	(1,489)	(11)

SEI Institutional International Trust / Annual Report / September 30, 2019	45

SCHEDULE OF INVESTMENTS

September 30, 2019

International Fixed Income Fund (Continued)

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Gilt 10-Year Bond	5	Dec-2019	$827	$827	$12
U.S. 2-Year Treasury Note	14	Jan-2020	3,016	3,017	1
U.S. 2-Year Treasury Note	32	Jan-2020	6,912	6,896	(16)
U.S. 5-Year Treasury Note	(23)	Jan-2020	(2,749)	(2,740)	9
U.S. 5-Year Treasury Note	(40)	Jan-2020	(4,765)	(4,766)	(1)
U.S. 10-Year Treasury Note	5	Dec-2019	657	652	(5)
U.S. 10-Year Treasury Note	76	Dec-2019	9,907	9,904	(3)
U.S. Long Treasury Bond	4	Dec-2019	642	649	7
U.S. Ultra Long Treasury Bond	7	Dec-2019	1,352	1,343	(9)
Ultra 10-Year U.S. Treasury Note	(9)	Dec-2019	(1,287)	(1,282)	5

			$22,427	$22,587	$509

A list of the open forward foreign currency contracts held by the Fund at September 30, 2019, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	10/03/19	EUR	1,370	USD	1,509	$15
Bank of America	10/03/19	USD	553	JPY	59,750	—
Bank of America	10/03/19	USD	1,684	JPY	179,250	(25)
Bank of America	10/03/19	USD	2,391	EUR	2,171	(24)
Bank of America	10/03/19	JPY	120,894	USD	1,128	9
Bank of America	11/12/19	CAD	2,000	USD	1,507	(5)
Bank of America	11/14/19	USD	1,953	RUB	125,984	(22)
Barclays PLC	10/02/19	USD	1,789	BRL	7,482	6
Barclays PLC	10/03/19	USD	44	NZD	70	—
Barclays PLC	10/03/19	USD	66	NOK	598	—
Barclays PLC	10/03/19	NZD	88	USD	56	1
Barclays PLC	10/03/19	USD	126	SEK	1,224	(1)
Barclays PLC	10/03/19	AUD	132	USD	90	1
Barclays PLC	10/03/19	USD	151	TRY	875	4
Barclays PLC	10/03/19	USD	125	CAD	167	1
Barclays PLC	10/03/19	USD	46	CAD	61	—
Barclays PLC	10/03/19	CAD	57	USD	43	—
Barclays PLC	10/03/19	CAD	169	USD	127	—
Barclays PLC	11/05/19	USD	241	CHF	240	—
Barclays PLC	10/03/19	USD	10	CHF	10	—
Barclays PLC	10/03/19	USD	223	GBP	185	5
Barclays PLC	10/03/19	USD	122	GBP	98	(1)
Barclays PLC	10/03/19	USD	453	HUF	135,810	(11)
Barclays PLC	10/03/19	USD	567	EUR	515	(6)
Barclays PLC	10/03/19	USD	589	PLN	2,346	(4)
Barclays PLC	10/03/19	NOK	398	USD	45	1
Barclays PLC	10/03/19	NOK	249	USD	27	—
Barclays PLC	10/03/19	TRY	859	USD	150	(2)
Barclays PLC	10/03/19	GBP	24	USD	30	—
Barclays PLC	10/03/19	GBP	1,097	USD	1,337	(15)
Barclays PLC	10/03/19	SGD	1,281	USD	923	(4)
Barclays PLC	11/05/19	USD	1,362	JPY	146,900	1
Barclays PLC	10/03/19	USD	655	JPY	69,606	(11)
Barclays PLC	10/03/19	CHF	42	USD	43	1

46	SEI Institutional International Trust / Annual Report / September 30, 2019

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	11/05/19	CHF	1,977	USD	1,989	$(1)
Barclays PLC	10/03/19	PLN	2,690	USD	677	6
Barclays PLC	10/03/19	MXN	3,012	USD	154	1
Barclays PLC	10/03/19	ZAR	6,617	USD	432	(5)
Barclays PLC	10/03/19	JPY	8,138	USD	76	1
Barclays PLC	10/03/19 - 10/10/19	EUR	17,675	USD	19,905	634
Barclays PLC	10/03/19	SEK	32,291	USD	3,340	56
Barclays PLC	10/03/19	CZK	16,323	USD	698	8
Barclays PLC	11/05/19	CZK	16,323	USD	690	—
Barclays PLC	10/24/19	INR	88,265	USD	1,227	(17)
Barclays PLC	02/13/20	MYR	1,393	USD	332	—
BMO Capital	10/03/19	EUR	26	USD	29	—
BMO Capital	10/03/19	USD	4,535	CAD	6,024	15
BNP Paribas	10/03/19	USD	31	JPY	3,319	—
BNP Paribas	10/03/19	USD	271	PLN	1,082	(1)
BNP Paribas	10/03/19	NZD	2,350	USD	1,491	17
BNP Paribas	10/11/19	PLN	4,864	USD	1,280	67
BNP Paribas	10/28/19	EUR	16,399	USD	18,298	383
BNP Paribas	11/05/19	USD	509	EUR	466	—
BNP Paribas	11/05/19	USD	548	NOK	4,970	(1)
BNP Paribas	11/05/19	ILS	3,960	USD	1,138	(4)
BNP Paribas	11/05/19	NOK	4,564	USD	503	1
Brown Brothers Harriman	10/10/19	EUR	1,521	USD	1,709	49
Brown Brothers Harriman	10/10/19	USD	1,550	EUR	1,382	(42)
Brown Brothers Harriman	10/11/19	USD	1,937	PLN	7,354	(103)
Brown Brothers Harriman	10/18/19	GBP	398	USD	497	6
Brown Brothers Harriman	10/18/19	GBP	515	USD	632	(3)
Brown Brothers Harriman	11/07/19	NZD	2,053	USD	1,309	21
Brown Brothers Harriman	11/22/19	USD	434	CAD	575	—
BT Brokerage	10/03/19	USD	285	MXN	5,755	6
BT Brokerage	10/03/19	CAD	535	USD	403	(1)
BT Brokerage	10/03/19	USD	1,187	TRY	6,898	34
BT Brokerage	10/03/19	USD	287	ZAR	4,428	5
BT Brokerage	10/03/19	USD	911	ZAR	13,500	(20)
BT Brokerage	10/03/19	TRY	8,648	USD	1,500	(32)
BT Brokerage	10/03/19	MXN	9,036	USD	464	6
BT Brokerage	10/03/19	ZAR	20,047	USD	1,362	40
BT Brokerage	10/03/19	ZAR	9,080	USD	597	(2)
CIBC	11/05/19	USD	215	CAD	285	—
Citi	10/10/19	EUR	25,787	USD	28,858	728
Citi	11/04/19	USD	2,045	BRL	8,581	11
Citi	11/14/19	USD	341	COP	1,145,961	(12)
Citi	11/14/19	RUB	59,538	USD	918	6
Citi	11/21/19	USD	753	JPY	80,762	(3)
Citigroup	10/03/19	USD	14	AUD	20	—
Citigroup	10/03/19	CAD	19	USD	14	—
Citigroup	10/03/19	USD	31	CHF	31	—
Citigroup	10/03/19	USD	42	SEK	408	(1)
Citigroup	10/03/19	AUD	87	USD	60	1

SEI Institutional International Trust / Annual Report / September 30, 2019	47

SCHEDULE OF INVESTMENTS

September 30, 2019

International Fixed Income Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	11/05/19	USD	242	GBP	196	$—
Citigroup	10/03/19	USD	93	GBP	75	(1)
Citigroup	10/03/19	USD	570	MXN	11,510	13
Citigroup	10/03/19	USD	755	NZD	1,175	(18)
Citigroup	10/03/19	USD	1,715	EUR	1,556	(19)
Citigroup	10/03/19	GBP	60	USD	75	1
Citigroup	11/05/19	GBP	20,168	USD	24,851	(34)
Citigroup	10/03/19	JPY	65,768	USD	613	5
Citigroup	11/05/19	MXN	44,810	USD	2,259	3
Citigroup	10/03/19	MXN	44,810	USD	2,218	(51)
Citigroup	10/03/19 - 11/05/19	EUR	150,369	USD	165,760	1,610
Commonwealth Bank Of Australia	10/03/19	USD	199	AUD	295	—
Commonwealth Bank Of Australia	10/03/19	AUD	7,233	USD	4,878	(1)
Credit Suisse First Boston	10/11/19	PLN	2,493	USD	628	6
Credit Suisse First Boston	10/25/19	USD	614	MXN	12,461	15
Goldman Sachs	10/02/19	USD	263	BRL	1,099	1
Goldman Sachs	10/10/19	EUR	1,394	USD	1,538	17
Goldman Sachs	10/16/19	ILS	4,746	USD	1,344	(23)
Goldman Sachs	10/24/19	USD	1,289	INR	89,493	(28)
Goldman Sachs	10/25/19	MXN	39,820	USD	1,977	(31)
Goldman Sachs	11/21/19	JPY	72,875	USD	682	5
Goldman Sachs	11/22/19	CAD	19,551	USD	14,737	(43)
Goldman Sachs	01/08/20	SEK	19,799	USD	2,060	32
Goldman Sachs	02/13/20	MYR	2,800	USD	665	(2)
HSBC	10/03/19	EUR	193	USD	212	2
HSBC	10/03/19	USD	209	GBP	173	4
HSBC	10/03/19	TRY	859	USD	151	(1)
HSBC	10/03/19 - 11/05/19	THB	132,470	USD	4,328	(5)
JPMorgan Chase Bank	10/03/19	USD	27	NOK	249	—
JPMorgan Chase Bank	10/03/19	USD	55	NOK	500	(1)
JPMorgan Chase Bank	10/03/19 - 11/05/19	CHF	128	USD	130	1
JPMorgan Chase Bank	10/03/19	USD	57	CAD	76	—
JPMorgan Chase Bank	10/03/19	USD	73	CAD	96	—
JPMorgan Chase Bank	10/03/19 - 11/05/19	GBP	77	USD	96	1
JPMorgan Chase Bank	10/03/19 - 11/05/19	GBP	63	USD	77	(1)
JPMorgan Chase Bank	10/03/19 - 11/05/19	USD	183	AUD	269	(1)
JPMorgan Chase Bank	10/03/19 - 11/05/19	USD	44	NZD	70	—
JPMorgan Chase Bank	10/03/19	USD	160	NZD	252	(2)
JPMorgan Chase Bank	10/03/19 - 11/05/19	CAD	61	USD	46	1
JPMorgan Chase Bank	10/03/19 - 11/05/19	CAD	215	USD	162	(1)
JPMorgan Chase Bank	10/03/19	USD	27	SEK	270	—
JPMorgan Chase Bank	10/03/19 - 11/05/19	USD	272	SEK	2,648	(3)
JPMorgan Chase Bank	10/03/19 - 11/05/19	USD	424	CHF	419	(4)
JPMorgan Chase Bank	10/03/19	USD	304	GBP	250	5
JPMorgan Chase Bank	10/03/19	USD	165	GBP	133	(1)
JPMorgan Chase Bank	10/03/19	NZD	906	USD	576	8
JPMorgan Chase Bank	10/03/19	USD	1,250	BRL	5,233	6
JPMorgan Chase Bank	11/05/19	USD	37	EUR	34	—
JPMorgan Chase Bank	10/03/19	USD	1,694	EUR	1,537	(18)
JPMorgan Chase Bank	10/03/19	NOK	2,590	USD	289	4

48	SEI Institutional International Trust / Annual Report / September 30, 2019

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	10/03/19	NOK	124	USD	14	$—
JPMorgan Chase Bank	10/03/19	USD	3,093	MXN	60,617	(24)
JPMorgan Chase Bank	10/03/19	EUR	3,123	USD	3,448	43
JPMorgan Chase Bank	10/03/19 - 11/06/19	USD	3,147	COP	10,906,703	(12)
JPMorgan Chase Bank	10/03/19	ILS	3,960	USD	1,124	(15)
JPMorgan Chase Bank	10/03/19	SEK	4,460	USD	461	7
JPMorgan Chase Bank	10/03/19	MXN	6,024	USD	307	2
JPMorgan Chase Bank	10/03/19	THB	7,290	USD	238	(1)
JPMorgan Chase Bank	10/03/19 - 11/05/19	AUD	7,520	USD	5,084	7
JPMorgan Chase Bank	10/03/19	AUD	132	USD	89	—
JPMorgan Chase Bank	10/03/19	BRL	5,233	USD	1,257	1
JPMorgan Chase Bank	11/06/19	BRL	5,233	USD	1,248	(6)
JPMorgan Chase Bank	10/03/19 - 11/05/19	TRY	19,943	USD	3,443	(68)
JPMorgan Chase Bank	10/03/19	USD	14	JPY	1,565	—
JPMorgan Chase Bank	10/03/19	USD	32,630	JPY	3,500,101	(242)
JPMorgan Chase Bank	11/06/19	MXN	60,617	USD	3,076	24
JPMorgan Chase Bank	10/03/19	MXN	60,617	USD	3,008	(62)
JPMorgan Chase Bank	10/03/19	COP	5,900,767	USD	1,717	20
JPMorgan Chase Bank	10/03/19 - 11/06/19	JPY	6,096,840	USD	57,346	856
JPMorgan Chase Bank	10/04/19	USD	2,105	KRW	2,544,501	22
JPMorgan Chase Bank	11/06/19	USD	1,410	KRW	1,685,321	(2)
JPMorgan Chase Bank	10/04/19	KRW	859,180	USD	708	(10)
JPMorgan Chase Bank	10/10/19	USD	1,674	EUR	1,486	(53)
JPMorgan Chase Bank	10/23/19	PLN	2,395	USD	610	13
JPMorgan Chase Bank	10/23/19	CAD	2,743	USD	2,070	(3)
JPMorgan Chase Bank	10/23/19	USD	3,401	NOK	30,442	(48)
JPMorgan Chase Bank	10/23/19	AUD	3,541	USD	2,423	33
JPMorgan Chase Bank	10/23/19	CHF	5,389	USD	5,430	14
JPMorgan Chase Bank	10/23/19	USD	5,553	SEK	53,827	(69)
JPMorgan Chase Bank	10/23/19	USD	7,015	GBP	5,620	(84)
JPMorgan Chase Bank	10/23/19	SGD	8,918	USD	6,492	40
JPMorgan Chase Bank	10/23/19	NZD	12,879	USD	8,165	87
JPMorgan Chase Bank	10/23/19	EUR	21,890	USD	24,244	340
JPMorgan Chase Bank	10/24/19	THB	190,425	USD	6,234	4
JPMorgan Chase Bank	10/24/19	HUF	1,103,286	USD	3,667	70
JPMorgan Chase Bank	10/25/19	USD	1,389	MXN	27,155	(19)
JPMorgan Chase Bank	10/31/19	SGD	1,883	USD	1,371	8
JPMorgan Chase Bank	11/14/19	CLP	958,944	USD	1,351	32
Morgan Stanley	10/03/19	USD	14	SEK	136	—
Morgan Stanley	10/03/19	USD	14	CAD	19	—
Morgan Stanley	10/03/19	USD	22	GBP	18	—
Morgan Stanley	10/03/19	USD	33	GBP	27	—
Morgan Stanley	10/03/19	AUD	70	USD	48	1
Morgan Stanley	10/03/19	AUD	21	USD	14	—
Morgan Stanley	10/03/19	USD	100	AUD	147	(1)
Morgan Stanley	10/03/19	USD	14	NZD	22	—
Morgan Stanley	10/03/19	USD	87	NZD	136	(1)
Morgan Stanley	10/03/19	USD	143	CHF	141	(1)
Morgan Stanley	10/03/19	USD	272	JPY	28,886	(4)

SEI Institutional International Trust / Annual Report / September 30, 2019	49

SCHEDULE OF INVESTMENTS

September 30, 2019

International Fixed Income Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	10/03/19	USD	448	TRY	2,570	$7
Morgan Stanley	10/03/19	USD	787	NOK	7,147	(1)
Morgan Stanley	10/03/19	JPY	1,613	USD	15	—
Morgan Stanley	10/03/19	CHF	2,211	USD	2,250	33
Morgan Stanley	10/03/19	ZAR	2,279	USD	154	4
Morgan Stanley	10/03/19	TRY	2,609	USD	452	(10)
Morgan Stanley	10/03/19	NOK	4,564	USD	503	—
Morgan Stanley	10/03/19	USD	5,817	EUR	5,311	(26)
Morgan Stanley	10/03/19	GBP	58	USD	72	1
Morgan Stanley	10/03/19	GBP	19,436	USD	23,749	(203)
Morgan Stanley	10/03/19	CAD	61	USD	46	—
Morgan Stanley	10/03/19	CAD	23,113	USD	17,385	(72)
Morgan Stanley	10/03/19	NZD	7,577	USD	4,789	38
Morgan Stanley	11/05/19	NZD	18,956	USD	11,891	—
Morgan Stanley	10/03/19 - 11/05/19	SEK	86,387	USD	8,836	30
Morgan Stanley	10/03/19	HUF	210,768	USD	700	14
Morgan Stanley	11/05/19	DKK	7,862	USD	1,152	—
Morgan Stanley	02/13/20	MYR	1,335	USD	318	—
RBC	11/05/19	CAD	17,891	USD	13,509	(14)
RBS	10/03/19	NZD	9,113	USD	5,772	58
RBS	10/10/19	USD	789	EUR	702	(23)
RBS	10/10/19	EUR	15,505	USD	17,502	589
RBS	10/16/19	USD	1,373	ILS	4,768	—
RBS	11/08/19	AUD	7,770	USD	5,254	8
Standard Chartered	10/18/19	GBP	7,540	USD	9,244	(53)
Standard Chartered	11/05/19	HUF	74,958	USD	245	—
State Street	10/03/19	USD	185	JPY	19,688	(3)
State Street	10/03/19 - 11/05/19	EUR	3,024	USD	3,333	35
State Street	10/03/19	DKK	7,862	USD	1,169	21
State Street	10/03/19	JPY	8,008,518	USD	75,258	1,151
TD Securities	10/03/19	USD	33	CHF	33	—
TD Securities	10/03/19	NZD	481	USD	306	4
TD Securities	10/03/19	SEK	24,805	USD	2,553	30
UBS	10/03/19	USD	41	MXN	807	—
UBS	10/03/19	GBP	167	USD	208	2
UBS	10/03/19	USD	482	JPY	51,800	(3)
UBS	10/03/19	JPY	182,100	USD	1,719	34
UBS	11/05/19	USD	585	PLN	2,346	1
UBS	11/05/19	PLN	1,608	USD	401	(1)
						$5,769

A list of the open OTC swap agreements held by the Fund at September 30, 2019, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Credit Suisse	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	$(127)	$(11)	$(9)	$(2)
Credit Suisse	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(134)	(11)	(8)	(3)
Deutsche Bank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(406)	(34)	(28)	(6)

50	SEI Institutional International Trust / Annual Report / September 30, 2019

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	$(1,345)	$(113)	$(164)	$51

							$(169)	$(209)	$40

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Deutsche Bank	China 7-Day Reverse Repo Rate	2.985%	Quarterly	06/03/2024	CNY	23,220	$18	$–	$18
Deutsche Bank	China 7-Day Reverse Repo Rate	2.755%	Quarterly	09/09/2024	CNY	31,000	(24)	–	(24)

							$(6)	$–	$(6)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2019, is as follows:

Credit Default Swap
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
iTraxx Europe Series 32	Sell	1.00%	Quarterly	12/20/2024	EUR (2,160)	$50	$51	$(1)

						$50	$51	$(1)

Interest Rate Swap
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1.6460%	6-MONTH GBP - LIBOR	Semi-Annually	10/03/2047	GBP	460	$(142)	$–	$(142)

Percentages are based on Net Assets of $521,831 ($ Thousands).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2019, the value of these securities amounted to $76,223 ($ Thousands), representing 14.6% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Security is in default on interest payment.

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CLP — Chilean Peso

CNY — Chinese Yuan Onshore

COP — Colombian Peso

CZK — Czech Koruna

DKK — Danish Krone

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

HUF — Hungarian Forint

ICE — Intercontinental Exchange

INR — Indian Rupee

ILS — Israeli New Sheckels

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

L.P. — Limited Partnership

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

PLN — Polish Zloty

RUB — Russian Ruble

SGD — Singapore Dollar

SEK — Swedish Krona

THB — Thai Bhat

TRY — Turkish Lira

USD — United States Dollar

VAR — Variable Rate

ZAR — South African Rand

SEI Institutional International Trust / Annual Report / September 30, 2019	51

SCHEDULE OF INVESTMENTS

September 30, 2019

International Fixed Income Fund (Concluded)

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

	Level 1	Level 2	Level 3	Total
Investments in Securities	($)	($)	($)	($)
Global Bonds	–	474,514	–	474,514
U.S. Treasury Obligations	–	27,040	–	27,040
Mortgage-Backed Securities	–	2,857	–	2,857

Total Investments in Securities	–	504,411	–	504,411

	Level 1	Level 2	Level 3	Total
Other Financial Instruments	($)	($)	($)	($)
Futures Contracts*
Unrealized Appreciation	616	–	–	616
Unrealized Depreciation	(107)	–	–	(107)
Forwards Contracts*
Unrealized Appreciation	–	7,572	–	7,572
Unrealized Depreciation	–	(1,803)	–	(1,803)
OTC Swaps
Credit Default Swaps*
Unrealized Appreciation	–	51	–	51
Unrealized Depreciation	–	(11)	–	(11)
Interest Rate Swaps*
Unrealized Appreciation	–	18	–	18
Unrealized Depreciation	–	(24)	–	(24)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(1)	–	(1)
Interest Rate Swaps*
Unrealized Depreciation	–	(142)	–	(142)

Total Other Financial Instruments	509	5,660	–	6,169

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

52	SEI Institutional International Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

September 30, 2019

Emerging Markets Debt Fund

†Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 95.6%
Albania — 0.0%
Albania Government International Bond
3.500%, 10/09/2025	EUR	403	$471

Angola — 0.7%
Angolan Government International Bond
9.500%, 11/12/2025		$1,402	1,574
9.375%, 05/08/2048		3,200	3,373
8.250%, 05/09/2028		1,126	1,165
Republic of Angola Via Avenir II BV MTN
9.713%, VAR ICE LIBOR USD 6 Month+7.500%, 07/01/2023		4,554	4,968
6.908%, VAR ICE LIBOR USD 6 Month+4.500%, 12/07/2023		621	626

			11,706

Argentina — 1.9%
Adecoagro
6.000%, 09/21/2027 (A)		1,071	1,023
Agua y Saneamientos Argentinos
6.625%, 02/01/2023		1,230	412
Argentina Treasury Bond
2.500%, 07/22/2021 (B)	ARS	2,000	32
Argentine Republic Government International Bond
79.499%, VAR Argentina Central Bank 7 Day Repo Rate0.000%, 06/21/2020		1,158	10
18.200%, 10/03/2021		5,928	28
8.280%, 12/31/2033		$2,005	982
8.280%, 12/31/2033		1,262	604
7.820%, 12/31/2033	EUR	5,377	2,740
7.820%, 12/31/2033		16,638	8,648
6.875%, 04/22/2021 (C)		$2,657	1,302
6.875%, 01/26/2027		1,320	553
6.875%, 01/11/2048		855	359
5.875%, 01/11/2028		4,379	1,774
5.000%, 01/15/2027	EUR	2,065	863
4.740%, 03/31/2029		8,640	3,588

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.625%, 01/11/2023		$3,258	$1,357
4.500%, 02/13/2020		2,955	1,056
3.375%, 01/15/2023	EUR	680	282
Autonomous City of Buenos Aires Argentina
62.788%, VAR 30-35d Argentina BADLAR Private Banks+3.750%, 02/22/2028	ARS	30,497	312
62.660%, VAR 30-35d Argentina BADLAR Private Banks+3.250%, 03/29/2024		66,430	631
Bonos de la Nacion Argentina con Ajuste por CER
4.000%, 03/06/2020 (B)		23,296	298
Provincia de Buenos Aires
7.875%, 06/15/2027		$2,762	994
5.375%, 01/20/2023	EUR	620	226
Provincia de Cordoba
7.125%, 06/10/2021 (A)		$531	329
Rio Energy
6.875%, 02/01/2025 (A)		1,571	731
6.875%, 02/01/2025 (C)		195	91
Transportadora de Gas del Sur
6.750%, 05/02/2025 (A)(C)		238	208
YPF
8.500%, 06/27/2029 (A)		1,673	1,313
YPF MTN
51.625%, VAR 30-35d Argentina BADLAR Private Banks+4.000%, 07/07/2020		368	81

			30,827

Armenia — 0.0%
Republic of Armenia International Bond
3.950%, 09/26/2029		758	742

Azerbaijan — 1.2%
Republic of Azerbaijan International Bond
5.125%, 09/01/2029		2,011	2,167
4.750%, 03/18/2024 (C)		1,173	1,241
3.500%, 09/01/2032 (A)		507	491
Southern Gas Corridor CJSC
6.875%, 03/24/2026 (A)		1,437	1,666
6.875%, 03/24/2026 (A)		1,216	1,410
6.875%, 03/24/2026		4,605	5,339
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030		2,310	2,761
6.950%, 03/18/2030		611	730
State Oil of the Azerbaijan Republic MTN
4.750%, 03/13/2023		1,300	1,348
4.750%, 03/13/2023		2,353	2,439

			19,592

SEI Institutional International Trust / Annual Report / September 30, 2019	53

SCHEDULE OF INVESTMENTS

September 30, 2019

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Bahrain — 0.6%
Bahrain Government International Bond
7.500%, 09/20/2047 (A)(C)		$1,285	$1,460
7.000%, 01/26/2026 (A)		295	331
7.000%, 10/12/2028		406	455
7.000%, 10/12/2028 (A)		674	756
6.750%, 09/20/2029 (A)(C)		1,185	1,313
6.750%, 09/20/2029		200	222
6.125%, 08/01/2023		520	561
6.000%, 09/19/2044		200	196
5.625%, 09/30/2031 (A)		1,626	1,640
Oil and Gas Holding BSCC
8.375%, 11/07/2028		821	959
8.375%, 11/07/2028 (A)		560	654
7.625%, 11/07/2024 (A)		1,158	1,312
7.500%, 10/25/2027		200	221

			10,080

Belarus — 0.1%
Republic of Belarus International Bond
7.625%, 06/29/2027		1,000	1,125
6.200%, 02/28/2030		358	377

			1,502

Belize — 0.0%
Belize Government International Bond
8.185%, 02/20/2034		1,117	670

Benin — 0.1%
Benin Government International Bond
5.750%, 03/26/2026 (A)	EUR	1,688	1,884

Bermuda — 0.2%
Bermuda Government International Bond
4.854%, 02/06/2024		$868	948
4.750%, 02/15/2029		1,204	1,364
3.717%, 01/25/2027		1,521	1,595

			3,907

Bolivia — 0.1%
Bolivian Government International Bond
4.500%, 03/20/2028		1,201	1,140

Brazil — 6.5%
Brazil Letras do Tesouro Nacional (D)
11.065%, 07/01/2021	BRL	5,000	1,098
10.726%, 01/01/2022		8,000	1,701
8.523%, 07/01/2020		17,181	3,982
8.236%, 04/01/2020		3,000	703
Brazil Loan Trust 1
5.477%, 07/24/2023 (A)		$1,376	1,431
5.477%, 07/24/2023		217	225
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028 (C)		2,187	2,321

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.333%, 02/15/2028		$1,176	$1,248
5.333%, 02/15/2028 (A)		202	214
Brazil Notas do Tesouro Nacional, Serie B
6.000%, 08/15/2020	BRL	2,318	1,870
6.000%, 05/15/2045		3,475	3,778
6.000%, 08/15/2050		3,455	3,879
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2021		67,339	17,076
10.000%, 01/01/2023		56,278	15,000
10.000%, 01/01/2025		37,953	10,427
10.000%, 01/01/2027		24,002	6,749
10.000%, 01/01/2029		19,032	5,439
Brazilian Government International Bond
8.250%, 01/20/2034		$748	1,022
6.000%, 04/07/2026		1,238	1,429
5.625%, 01/07/2041		347	388
5.625%, 02/21/2047		193	216
5.000%, 01/27/2045		1,557	1,613
4.625%, 01/13/2028		40	43
4.500%, 05/30/2029 (C)		7,341	7,638
CSN Resources
7.625%, 02/13/2023 (A)		694	724
7.625%, 04/17/2026 (A)		763	792
Gol Finance
7.000%, 01/31/2025 (A)(C)		998	973
JBS Investments II GmbH
5.750%, 01/15/2028 (A)		466	485
Minerva Luxembourg
6.500%, 09/20/2026 (A)		1,247	1,297
MV24 Capital BV
6.748%, 06/01/2034 (A)		895	923
Nexa Resources
5.375%, 05/04/2027 (A)		2,891	3,065
Petrobras Global Finance BV
6.900%, 03/19/2049		1,756	2,014
Rumo Luxembourg Sarl
7.375%, 02/09/2024 (A)		847	912
7.375%, 02/09/2024		750	807
Suzano Austria GmbH
7.000%, 03/16/2047 (A)		399	455
6.000%, 01/15/2029 (A)		688	748
5.000%, 01/15/2030 (A)		494	495
Votorantim Cimentos International
7.250%, 04/05/2041		940	1,182

			104,362

Cameroon — 0.0%
Republic of Cameroon International Bond
9.500%, 11/19/2025 (A)		324	354

Cayman Islands — 0.3%
Bioceanico
2.600%, 06/05/2034 (A)(D)		1,993	1,383

54	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Neon Capital MTN
2.015%, 01/06/2028 (D)	JPY	347,452	$2,673

			4,056

Chile — 1.8%
Banco de Credito e Inversiones
3.500%, 10/12/2027 (A)		$1,046	1,095
Bonos de la Tesoreria de la Republica en pesos
6.000%, 01/01/2020	CLP	80,000	113
6.000%, 01/01/2043		2,815,000	5,821
5.100%, 07/15/2050		75,000	142
4.700%, 09/01/2030		1,100,000	1,777
Cencosud
4.375%, 07/17/2027 (A)		$1,819	1,812
Chile Government International Bond
3.500%, 01/25/2050		2,627	2,831
Empresa Electrica Angamos
4.875%, 05/25/2029 (A)(C)		1,150	1,202
Empresa Nacional del Petroleo
4.750%, 12/06/2021		1,621	1,694
3.750%, 08/05/2026		749	773
Geopark
6.500%, 09/21/2024 (A)		492	506
Nacional del Cobre de Chile
5.625%, 10/18/2043		442	575
4.500%, 09/16/2025 (A)		2,281	2,495
4.375%, 02/05/2049 (A)		3,824	4,264
3.625%, 08/01/2027 (A)		368	387
3.625%, 08/01/2027 (C)		353	372
3.000%, 09/30/2029 (A)		2,734	2,724

			28,583

China — 1.4%
Alibaba Group Holding
4.200%, 12/06/2047		310	351
Charming Light Investments MTN
4.375%, 12/21/2027 (C)		1,600	1,714
China Government International Bond
3.250%, 10/19/2023		1,535	1,607
China Minmetals
4.450%, VAR US Treas Yield Curve Rate T Note Const Mat 3 Yr+6.070%, 11/13/2167		640	650
3.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.717%, 05/13/2168		2,047	2,047
Chinalco Capital Holdings
4.250%, 04/21/2022 (C)		740	747
4.100%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.788%, 03/11/2168		224	224
CNAC HK Finbridge
5.125%, 03/14/2028		1,779	1,995

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.625%, 03/14/2023		$294	$308
3.375%, 06/19/2024		592	597
Dianjian Haiyu
4.300%, 12/20/2167		204	208
Dianjian International Finance
4.600%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.933%, 07/19/2168		303	311
HBIS Group Hong Kong
4.250%, 04/07/2020		684	684
Huarong Finance 2017
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.773%, 07/24/2168		1,378	1,392
Leader Goal International Ltd MTN
4.250%, 07/19/2168 (E)		212	215
Sinopec Group Overseas Development 2016
2.750%, 09/29/2026		1,066	1,063
Sinopec Group Overseas Development 2017
3.625%, 04/12/2027		2,458	2,587
Sinopec Group Overseas Development 2018
4.250%, 09/12/2028 (C)		1,616	1,786
2.500%, 08/08/2024 (A)		3,010	3,011

			21,497

Colombia — 4.6%
Colombian TES
10.000%, 07/24/2024	COP	27,897,700	9,667
7.750%, 09/18/2030		3,550,700	1,161
7.500%, 08/26/2026		31,244,000	9,983
7.250%, 10/18/2034		6,609,500	2,079
7.000%, 05/04/2022		17,384,100	5,258
7.000%, 06/30/2032		6,561,700	2,024
6.250%, 11/26/2025		31,502,600	9,454
6.000%, 04/28/2028		11,724,600	3,411
4.750%, 04/04/2035		1,170,600	1,151
Ecopetrol
5.875%, 09/18/2023		$836	931
Emgesa ESP
8.750%, 01/25/2021	COP	870,000	260
Empresas Publicas de Medellin ESP
8.375%, 11/08/2027 (A)		1,760,000	540
7.625%, 09/10/2024 (A)		3,116,000	937
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024 (A)		1,127,000	343
7.875%, 08/12/2024		884,000	269
Republic of Colombia
9.850%, 06/28/2027		5,060,000	1,850
8.125%, 05/21/2024		$1,127	1,393
7.750%, 04/14/2021	COP	3,331,000	997
7.375%, 09/18/2037		$1,091	1,553
6.125%, 01/18/2041		1,584	2,063
5.200%, 05/15/2049		2,186	2,640

SEI Institutional International Trust / Annual Report / September 30, 2019	55

SCHEDULE OF INVESTMENTS

September 30, 2019

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.000%, 06/15/2045		$3,822	$4,472
4.500%, 01/28/2026		2,352	2,568
4.500%, 03/15/2029		5,504	6,118
4.375%, 03/21/2023	COP	2,871,000	809
4.000%, 02/26/2024		$965	1,017
3.875%, 04/25/2027		946	1,003

			73,951

Costa Rica — 0.4%
Costa Rica Government International Bond
7.158%, 03/12/2045		1,643	1,643
7.158%, 03/12/2045 (A)		1,037	1,037
7.158%, 03/12/2045		912	912
7.000%, 04/04/2044		1,208	1,198
7.000%, 04/04/2044		230	228
4.250%, 01/26/2023		870	850
Instituto Costarricense de Electricidad
6.375%, 05/15/2043		250	207

			6,075

Croatia — 0.4%
Croatia Government International Bond
6.625%, 07/14/2020		2,080	2,146
2.750%, 01/27/2030	EUR	2,169	2,877
1.125%, 06/19/2029		963	1,114

			6,137

Czech Republic — 1.3%
Czech Republic Government Bond
4.200%, 12/04/2036	CZK	28,000	1,669
2.750%, 07/23/2029		115,370	5,501
2.500%, 08/25/2028		41,920	1,939
2.400%, 09/17/2025		144,900	6,495
2.000%, 10/13/2033		36,060	1,627
1.000%, 06/26/2026		32,290	1,336
0.950%, 05/15/2030		69,140	2,785

			21,352

Dominican Republic — 1.1%
Dominican Republic International Bond
11.250%, 02/05/2027	DOP	14,500	297
9.750%, 06/05/2026		25,300	496
8.900%, 02/15/2023 (A)		65,750	1,262
7.450%, 04/30/2044 (A)		$687	814
6.875%, 01/29/2026		989	1,115
6.850%, 01/27/2045		1,050	1,169
6.850%, 01/27/2045 (A)		479	533
6.600%, 01/28/2024		656	721
6.500%, 02/15/2048		2,817	3,028
6.400%, 06/05/2049 (A)		1,440	1,534
6.400%, 06/05/2049		511	544
6.000%, 07/19/2028		3,381	3,690
5.950%, 01/25/2027		638	690
5.875%, 04/18/2024 (A)		71	75

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.500%, 01/27/2025		$949	$1,000

			16,968

Ecuador — 1.1%
Ecuador Government International Bond
10.750%, 01/31/2029 (A)		760	821
10.750%, 01/31/2029		3,157	3,409
10.500%, 03/24/2020		862	880
9.650%, 12/13/2026 (A)		206	216
9.625%, 06/02/2027		777	807
9.500%, 03/27/2030 (A)		788	799
8.875%, 10/23/2027		4,504	4,487
8.875%, 10/23/2027 (A)		245	244
7.950%, 06/20/2024		2,153	2,196
7.875%, 03/27/2025 (A)		447	446
7.875%, 01/23/2028 (A)		516	489
7.875%, 01/23/2028		2,004	1,899
Petroamazonas EP
4.625%, 02/16/2020 (A)		158	158

			16,851

Egypt — 2.5%
Egypt Government International Bond
18.000%, 11/06/2028	EGP	30,307	2,201
17.700%, 08/07/2025		29,457	2,054
16.300%, 04/09/2024		15,034	983
16.100%, 05/07/2029		14,920	996
15.900%, 07/02/2024		19,208	1,241
15.600%, 08/06/2026		25,450	1,667
14.800%, 01/30/2023		65,021	4,048
8.700%, 03/01/2049 (A)		$529	569
7.903%, 02/21/2048 (A)		421	423
5.577%, 02/21/2023 (A)		741	756
Egypt Government International Bond MTN
8.500%, 01/31/2047 (A)		934	988
8.500%, 01/31/2047		6,005	6,352
7.600%, 03/01/2029		1,550	1,640
7.600%, 03/01/2029 (A)		378	400
6.375%, 04/11/2031 (A)	EUR	1,441	1,632
6.375%, 04/11/2031		442	500
6.125%, 01/31/2022 (A)		$865	891
5.625%, 04/16/2030	EUR	3,322	3,620
5.625%, 04/16/2030 (A)		2,714	2,958
4.750%, 04/11/2025		457	516
4.750%, 04/16/2026		1,584	1,768
Egypt Treasury Bills (D)
17.587%, 02/04/2020	EGP	44,875	2,618
16.989%, 08/04/2020		33,000	1,796

			40,617

El Salvador — 0.6%
El Salvador Government International Bond
8.250%, 04/10/2032 (A)		$326	372
7.125%, 01/20/2050 (A)		545	554

56	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Republic of El Salvador
8.250%, 04/10/2032		$700	$798
7.750%, 01/24/2023		1,690	1,842
7.650%, 06/15/2035 (C)		1,153	1,237
7.625%, 02/01/2041		327	351
7.375%, 12/01/2019		1,290	1,293
7.125%, 01/20/2050		640	651
5.875%, 01/30/2025		2,141	2,203

			9,301

Gabon — 0.1%
Gabonese Republic
6.950%, 06/16/2025 (A)		913	908

Georgia — 0.0%
Republic of Georgia
6.875%, 04/12/2021 (A)		66	70

Ghana — 1.0%
Ghana Government International Bond
24.750%, 07/19/2021	GHS	–	–
19.750%, 03/25/2024		5,311	992
19.000%, 11/02/2026		11,055	1,987
10.750%, 10/14/2030 (A)		$1,577	1,999
10.750%, 10/14/2030		4,683	5,937
8.950%, 03/26/2051		591	592
8.627%, 06/16/2049		737	735
8.125%, 03/26/2032 (C)		2,132	2,139
7.875%, 03/26/2027 (A)		1,110	1,138
Tullow Oil
7.000%, 03/01/2025 (A)		660	671

			16,190

Guatemala — 0.1%
Comunicaciones Celulares Via Comcel Trust
6.875%, 02/06/2024 (A)		390	402
Guatemala Government Bond
4.900%, 06/01/2030 (A)		1,292	1,365

			1,767

Honduras — 0.0%
Honduras Government International Bond
6.250%, 01/19/2027		326	353

Hong Kong — 0.1%
NWD
4.125%, 07/18/2029		757	748

Hungary — 2.0%
Hungary Government Bond
6.750%, 10/22/2028	HUF	419,240	1,941
6.375%, 03/29/2021		$3,908	4,147
5.750%, 11/22/2023		886	1,004
5.500%, 06/24/2025 (C)	HUF	500,750	2,020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.375%, 03/25/2024 (C)		$1,107	$1,250
3.000%, 06/26/2024	HUF	1,144,280	4,082
3.000%, 10/27/2027		3,041,400	10,958
2.750%, 12/22/2026		1,072,960	3,798
2.500%, 10/24/2024		653,680	2,273

			31,473

India — 0.1%
State Bank of India
4.000%, 01/24/2022		$822	843
Vedanta Resources
8.250%, 06/07/2021		820	853

			1,696

Indonesia — 7.7%
Eterna Capital Pte
7.500%, 12/11/2022 (C)		153	141
Indika Energy Capital III Pte
5.875%, 11/09/2024 (A)		330	322
5.875%, 11/09/2024		236	230
Indonesia Asahan Aluminium Persero
6.757%, 11/15/2048		1,530	1,983
6.757%, 11/15/2048 (A)		232	301
5.710%, 11/15/2023 (A)		618	680
Indonesia Government International Bond
9.000%, 03/15/2029	IDR	61,750,000	4,814
8.750%, 05/15/2031		60,779,000	4,668
8.500%, 10/12/2035		$1,704	2,676
8.375%, 03/15/2024	IDR	60,173,000	4,502
8.375%, 09/15/2026		31,281,000	2,361
8.375%, 03/15/2034		149,249,000	11,118
8.375%, 04/15/2039		152,918,000	11,341
8.250%, 05/15/2029		76,525,000	5,754
8.250%, 06/15/2032		12,030,000	889
8.250%, 05/15/2036		72,516,000	5,314
8.125%, 05/15/2024		76,235,000	5,674
7.750%, 01/17/2038		$1,797	2,691
7.500%, 08/15/2032	IDR	26,770,000	1,867
7.500%, 05/15/2038		76,662,000	5,281
7.000%, 05/15/2022		40,233,000	2,872
7.000%, 05/15/2027		63,129,000	4,415
6.625%, 05/15/2033		24,323,000	1,559
6.125%, 05/15/2028		28,570,000	1,862
5.625%, 05/15/2023		121,661,000	8,327
5.250%, 01/08/2047 (A)		$170	207
4.750%, 02/11/2029		985	1,120
4.350%, 01/08/2027 (A)		2,704	2,933
Indonesia Government International Bond MTN
5.250%, 01/17/2042		3,120	3,752
5.125%, 01/15/2045		410	489
4.750%, 01/08/2026		2,159	2,380
4.625%, 04/15/2043		1,745	1,948

SEI Institutional International Trust / Annual Report / September 30, 2019	57

SCHEDULE OF INVESTMENTS

September 30, 2019

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.125%, 01/15/2025		$1,600	$1,703
3.850%, 07/18/2027		3,978	4,199
3.750%, 06/14/2028	EUR	359	484
JPMorgan Chase Bank MTN
8.375%, 04/19/2039 (A)	IDR	3,409,000	257
7.500%, 06/15/2035 (A)		63,788,000	4,431
Pertamina Persero MTN
4.700%, 07/30/2049 (A)		$244	253
3.650%, 07/30/2029 (A)		1,643	1,687
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (A)		857	1,097
6.150%, 05/21/2048		250	320
5.450%, 05/21/2028 (A)		262	302
Perusahaan Penerbit SBSN Indonesia III
4.400%, 03/01/2028		573	624
4.325%, 05/28/2025		1,757	1,885
Star Energy Geothermal Wayang Windu
6.750%, 04/24/2033		451	470

			122,183

Iraq — 0.1%
Iraq International Bond
5.800%, 01/15/2028		1,086	1,057

Ivory Coast — 0.9%
Ivory Coast Government International Bond
6.625%, 03/22/2048	EUR	1,552	1,709
6.625%, 03/22/2048		271	298
6.375%, 03/03/2028 (A)		$139	142
6.125%, 06/15/2033 (C)		–	–
5.750%, 12/31/2032 (F)		3,413	3,348
5.750%, 12/31/2032		3,792	3,720
5.250%, 03/22/2030	EUR	1,578	1,727
5.125%, 06/15/2025		2,216	2,582

			13,526

Jamaica — 0.3%
Government of Jamaica
7.875%, 07/28/2045		$3,056	3,996

Jordan — 0.1%
Jordan Government International Bond
7.375%, 10/10/2047 (A)		1,629	1,713
7.375%, 10/10/2047		493	518

			2,231

Kazakhstan — 1.4%
Development Bank of Kazakhstan
4.125%, 12/10/2022		770	798
Kazakhstan Government International Bond MTN
6.500%, 07/21/2045 (C)		330	480
2.375%, 11/09/2028	EUR	556	683

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
KazMunayGas National JSC
6.375%, 10/24/2048 (A)	$1,965	$2,442
5.750%, 04/19/2047 (A)	2,252	2,640
5.750%, 04/19/2047	63	74
5.375%, 04/24/2030 (A)	1,834	2,061
5.375%, 04/24/2030	2,560	2,877
4.750%, 04/24/2025 (A)	2,068	2,255
4.750%, 04/19/2027 (A)	1,703	1,842
3.875%, 04/19/2022	2,577	2,642
KazTransGas JSC
4.375%, 09/26/2027	1,796	1,881
4.375%, 09/26/2027 (A)	932	976
Nostrum Oil & Gas Finance BV
7.000%, 02/16/2025 (A)	441	223

		21,874

Kenya — 0.5%
Kenya Government International Bond
8.250%, 02/28/2048	660	674
8.250%, 02/28/2048 (A)	654	667
8.000%, 05/22/2032 (C)	1,872	1,960
8.000%, 05/22/2032 (A)	2,256	2,362
7.000%, 05/22/2027	1,250	1,297
7.000%, 05/22/2027 (A)	671	696
6.875%, 06/24/2024	473	499

		8,155

Kuwait — 0.1%
Kuwait International Government Bond
3.500%, 03/20/2027	418	450
2.750%, 03/20/2022	390	395

		845

Lebanon — 0.4%
Lebanon Government International Bond
6.000%, 01/27/2023	864	597
Lebanon Government International Bond MTN
8.250%, 04/12/2021	3,065	2,605
8.250%, 04/12/2021	828	704
6.650%, 11/03/2028	2,183	1,404
6.600%, 11/27/2026	93	60
6.100%, 10/04/2022	1,481	1,048
6.100%, 10/04/2022	569	402

		6,820

Lithuania — 0.1%
Lithuania Government International Bond
7.375%, 02/11/2020	923	939

Luxembourg — 0.0%
Millicom International Cellular
6.250%, 03/25/2029 (A)	449	490

58	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Malaysia — 5.2%
1MDB Energy
5.990%, 05/11/2022		$2,000	$2,102
1MDB Global Investments
4.400%, 03/09/2023		1,000	957
4.400%, 03/09/2023		8,600	8,228
Malaysia Government Bond
5.248%, 09/15/2028	MYR	1,050	284
4.935%, 09/30/2043		2,200	616
4.893%, 06/08/2038		3,400	938
4.642%, 11/07/2033		1,700	449
4.392%, 04/15/2026		3,480	879
4.232%, 06/30/2031		6,200	1,569
4.181%, 07/15/2024		4,186	1,039
4.160%, 07/15/2021		15,369	3,737
4.059%, 09/30/2024		8,000	1,973
4.048%, 09/30/2021		2,259	549
3.955%, 09/15/2025		19,922	4,912
3.906%, 07/15/2026		12,945	3,196
3.899%, 11/16/2027		2,500	614
3.889%, 07/31/2020		7,629	1,833
3.885%, 08/15/2029		8,452	2,109
3.882%, 03/10/2022		19,617	4,768
3.828%, 07/05/2034		1,500	367
3.800%, 08/17/2023		30,074	7,328
3.795%, 09/30/2022		3,200	778
3.757%, 04/20/2023		13,915	3,383
3.733%, 06/15/2028		12,719	3,069
3.659%, 10/15/2020		1,419	341
3.654%, 10/31/2019		31,500	7,527
3.620%, 11/30/2021		22,657	5,466
3.502%, 05/31/2027		1,050	251
3.492%, 03/31/2020		25,134	6,015
3.480%, 03/15/2023		2,858	689
3.418%, 08/15/2022		10,450	2,516
Malaysia Government Investment Issue
4.369%, 10/31/2028		1,200	308
4.070%, 09/30/2026		6,500	1,618
Malaysia Sukuk Global
3.179%, 04/27/2026		$3,003	3,140

			83,548

Mauritius — 0.1%
Liquid Telecommunications Financing
8.500%, 07/13/2022 (A)		1,286	1,269

Mexico — 8.3%
America Movil
7.125%, 12/09/2024	MXN	18,110	890
Axtel
6.375%, 11/14/2024 (A)		$713	734

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Banco Mercantil del Norte
7.500%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+5.470%, 09/27/2167 (A)		$476	$482
6.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.967%, 09/27/2167 (A)		609	608
Banco Nacional de Comercio Exterior SNC
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/2026		2,166	2,190
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/2026 (A)		1,685	1,704
BBVA Bancomer
5.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.308%, 09/13/2034 (A)		903	897
Cemex
7.750%, 04/16/2026		670	728
Cometa Energia
6.375%, 04/24/2035 (A)		692	736
Comision Federal de Electricidad
7.350%, 11/25/2025	MXN	39,785	1,824
5.750%, 02/14/2042 (A)		$500	543
4.750%, 02/23/2027 (A)		458	481
Elementia
5.500%, 01/15/2025		670	650
Grupo Bimbo SAB
4.000%, 09/06/2049		608	575
Industrias Penoles
5.650%, 09/12/2049 (A)		359	371
Mexican Bonos
8.000%, 11/07/2047	MXN	38,771	2,113
7.750%, 11/23/2034		39,185	2,097
7.750%, 11/13/2042		146,708	7,773
7.500%, 06/03/2027		159,530	8,389
6.500%, 06/09/2022		32,396	1,632
5.750%, 03/05/2026		15,837	759
5.750%, 03/05/2026		87,650	4,202
Mexican Bonos, Ser M20
10.000%, 12/05/2024		403,161	23,350
8.500%, 05/31/2029		56,640	3,193
8.000%, 12/07/2023		16,617	881
7.750%, 05/29/2031		164,453	8,825
Mexican Bonos, Ser M30
8.500%, 11/18/2038		65,591	3,741
Mexican Udibonos
4.000%, 11/15/2040		37,716	2,097
4.000%, 11/03/2050		40,013	2,279
Mexico City Airport Trust
5.500%, 07/31/2047 (A)		$715	709

SEI Institutional International Trust / Annual Report / September 30, 2019	59

SCHEDULE OF INVESTMENTS

September 30, 2019

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Mexico Government International Bond
4.750%, 03/08/2044		$386	$418
4.500%, 04/22/2029		2,636	2,863
4.350%, 01/15/2047 (C)		1,763	1,819
3.750%, 01/11/2028		1,738	1,791
Mexico Government International Bond MTN
5.750%, 10/12/2110		3,576	4,108
Minera Mexico
4.500%, 01/26/2050 (A)		627	617
Petroleos Mexicanos
9.500%, 09/15/2027		169	195
7.690%, 01/23/2050 (A)(C)		6,626	6,908
7.470%, 11/12/2026	MXN	175,079	7,360
7.190%, 09/12/2024		108,672	4,802
6.840%, 01/23/2030 (A)		$4,061	4,207
6.625%, 06/15/2035		3,100	3,029
6.500%, 03/13/2027		926	962
6.500%, 01/23/2029 (A)		785	798
6.350%, 02/12/2048		878	807
6.350%, 02/12/2048 (A)		742	682
5.625%, 01/23/2046 (C)		468	398
5.350%, 02/12/2028 (A)		1,079	1,031
4.500%, 01/23/2026 (C)		2,372	2,291
Petroleos Mexicanos MTN
6.750%, 09/21/2047		553	531
6.375%, 01/23/2045 (A)		806	748
4.875%, 02/21/2028	EUR	755	858

			132,676

Mongolia — 0.4%
Development Bank of Mongolia
7.250%, 10/23/2023 (A)		$784	812
Mongolia Government International Bond
5.625%, 05/01/2023		2,687	2,714
Mongolia Government International Bond MTN
8.750%, 03/09/2024		1,951	2,180
Trade & Development Bank of Mongolia MTN
9.375%, 05/19/2020 (A)		355	364
9.375%, 05/19/2020		350	359

			6,429

Montenegro — 0.0%
Montenegro Government International Bond
3.375%, 04/21/2025	EUR	230	269

Namibia — 0.0%
Namibia International Bonds
5.250%, 10/29/2025		$379	383

Netherlands — 0.1%
Minejesa Capital BV
5.625%, 08/10/2037 (A)		96	104

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.625%, 08/10/2030 (A)		$599	$615
Petrobras Global Finance BV
5.750%, 02/01/2029 (C)		790	871

			1,590

Nigeria — 1.3%
IHS Netherlands Holdco
8.000%, 09/18/2027 (A)		598	611
Nigeria Government International Bond
13.980%, 02/23/2028	NGN	773,531	2,098
9.248%, 01/21/2049		$912	1,018
8.747%, 01/21/2031 (C)		2,749	3,083
8.747%, 01/21/2031 (A)		535	600
7.875%, 02/16/2032		3,714	3,908
7.696%, 02/23/2038 (C)		3,863	3,928
7.143%, 02/23/2030 (A)(C)		618	632
Nigeria Government International Bond MTN
7.625%, 11/28/2047		402	397
6.500%, 11/28/2027 (A)(C)		2,480	2,507
6.500%, 11/28/2027 (C)		680	687
Nigeria Treasury Bill
15.892%, 02/27/2020 (D)	NGN	229,138	601

			20,070

Oman — 0.9%
Oman Government International Bond
6.750%, 01/17/2048		$2,865	2,700
6.750%, 01/17/2048 (A)		808	762
6.500%, 03/08/2047		2,273	2,099
6.500%, 03/08/2047 (A)		482	445
5.625%, 01/17/2028 (A)		2,663	2,620
5.375%, 03/08/2027 (A)		60	59
4.750%, 06/15/2026		900	864
3.625%, 06/15/2021 (C)		1,326	1,319
Oman Government International Bond MTN
6.000%, 08/01/2029 (A)		1,419	1,411
6.000%, 08/01/2029 (C)		393	391
4.875%, 02/01/2025 (A)		2,015	2,016

			14,686

Pakistan — 0.2%
Pakistan Government International Bond
8.250%, 09/30/2025		1,000	1,080
8.250%, 09/30/2025 (A)		714	771
7.875%, 03/31/2036		200	200
6.875%, 12/05/2027 (C)		1,328	1,308

			3,359

Panama — 0.9%
Aeropuerto Internacional de Tocumen
6.000%, 11/18/2048 (A)		413	521
Empresa de Transmision Electrica
5.125%, 05/02/2049 (A)		635	730

60	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Panama Notas del Tesoro
3.750%, 04/17/2026 (A)		$997	$1,052
Republic of Panama
9.375%, 04/01/2029		1,004	1,541
8.125%, 04/28/2034		478	650
4.500%, 05/15/2047		764	907
3.870%, 07/23/2060		1,148	1,241
3.750%, 03/16/2025		2,240	2,369
3.160%, 01/23/2030		4,390	4,528

			13,539

Papua New Guinea — 0.2%
Papua New Guinea Government International Bond
8.375%, 10/04/2028 (A)		2,203	2,330
8.375%, 10/04/2028		531	561

			2,891

Paraguay — 0.3%
Paraguay Government International Bond
6.100%, 08/11/2044		1,010	1,228
6.100%, 08/11/2044 (A)		530	645
5.400%, 03/30/2050		367	416
5.400%, 03/30/2050 (A)		240	272
5.000%, 04/15/2026		885	965
5.000%, 04/15/2026		595	648

			4,174

Peru — 2.6%
Abengoa Transmision Sur
6.875%, 04/30/2043 (A)		269	333
Banco Internacional del Peru SAA Interbank
3.250%, 10/04/2026 (A)		1,058	1,056
Fondo MIVIVIENDA
7.000%, 02/14/2024 (A)	PEN	3,704	1,215
Inkia Energy
5.875%, 11/09/2027 (A)		$359	372
Kallpa Generacion
4.125%, 08/16/2027 (A)		723	748
Lima Metro Line 2 Finance
4.350%, 04/05/2036 (A)		1,520	1,617
Peru LNG Srl
5.375%, 03/22/2030 (A)		754	782
Peruvian Government International Bond
8.200%, 08/12/2026	PEN	963	361
8.200%, 08/12/2026		8,208	3,078
8.200%, 08/12/2026		11,712	4,392
6.950%, 08/12/2031		2,240	807
6.950%, 08/12/2031		10,913	3,931
6.900%, 08/12/2037		2,480	896
6.850%, 02/12/2042		613	221
6.550%, 03/14/2037		$520	760
6.350%, 08/12/2028	PEN	5,940	2,045
6.350%, 08/12/2028 (A)		1,465	504

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
6.350%, 08/12/2028	PEN	1,570	$540
6.350%, 08/12/2028		346	119
6.150%, 08/12/2032		13,992	4,734
5.940%, 02/12/2029		3,863	1,294
5.700%, 08/12/2024 (A)		4,932	1,624
5.625%, 11/18/2050 (C)		$823	1,206
5.400%, 08/12/2034 (A)	PEN	554	175
4.125%, 08/25/2027		$607	678
2.844%, 06/20/2030		2,843	2,907
Petroleos del Peru
5.625%, 06/19/2047		2,272	2,698
5.625%, 06/19/2047 (A)(C)		366	435
4.750%, 06/19/2032 (A)		1,201	1,317
4.750%, 06/19/2032		633	694

			41,539

Philippines — 0.4%
Philippine Government International Bond
4.000%, 01/15/2021		3,560	3,638
3.900%, 11/26/2022	PHP	45,000	867
3.750%, 01/14/2029		$1,035	1,157

			5,662

Poland — 2.3%
Republic of Poland Government Bond
5.000%, 03/23/2022		2,864	3,073
3.250%, 07/25/2025	PLN	11,310	3,038
2.750%, 04/25/2028		18,202	4,820
2.750%, 10/25/2029		1,844	491
2.500%, 01/25/2023		41,804	10,717
2.500%, 04/25/2024		6,060	1,560
2.500%, 07/25/2026		19,771	5,110
2.500%, 07/25/2027		2,577	668
2.250%, 04/25/2022		13,055	3,309
2.000%, 04/25/2021		912	229
1.750%, 07/25/2021		5,000	1,252
1.556%, 07/25/2020 (D)		10,140	2,503

			36,770

Qatar — 1.2%
Qatar Government International Bond
5.750%, 01/20/2042 (A)		$574	793
5.103%, 04/23/2048 (A)		1,218	1,556
5.103%, 04/23/2048		2,005	2,561
4.817%, 03/14/2049 (A)		2,725	3,371
4.817%, 03/14/2049 (C)		4,636	5,735
4.500%, 04/23/2028 (A)		1,799	2,050
4.000%, 03/14/2029 (A)		3,331	3,689

			19,755

Romania — 1.3%
Romanian Government International Bond
5.800%, 07/26/2027	RON	2,680	684
5.125%, 06/15/2048 (C)		$1,410	1,630

SEI Institutional International Trust / Annual Report / September 30, 2019	61

SCHEDULE OF INVESTMENTS

September 30, 2019

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.000%, 02/12/2029	RON	17,220	$4,205
4.850%, 04/22/2026		20,495	4,949
4.500%, 06/17/2024		8,245	1,940
4.250%, 06/28/2023		2,730	639
4.000%, 10/27/2021		10,545	2,450
Romanian Government International Bond MTN
6.750%, 02/07/2022		$1,716	1,886
4.625%, 04/03/2049	EUR	278	393
4.125%, 03/11/2039		528	702
3.875%, 10/29/2035		140	183
3.375%, 02/08/2038		973	1,219
2.124%, 07/16/2031		418	473

			21,353

Russia — 6.4%
Gazprom OAO Via Gaz Capital
5.150%, 02/11/2026 (A)		$2,673	2,909
GTH Finance BV
6.250%, 04/26/2020		580	586
GTLK Europe Capital DAC
4.949%, 02/18/2026		968	971
GTLK Europe DAC
5.950%, 07/19/2021		470	488
Ritekro (G)
10.490%, 11/07/2022 (D)		914	612
Rusal Capital DAC
5.125%, 02/02/2022		860	875
Russian Federal Bond - OFZ
8.500%, 09/17/2031	RUB	176,982	3,050
8.150%, 02/03/2027		827,610	13,731
7.950%, 10/07/2026		688,722	11,295
7.750%, 09/16/2026		68,909	1,118
7.700%, 03/23/2033 (C)		229,686	3,714
7.500%, 08/18/2021		21,285	334
7.250%, 05/10/2034		162,776	2,533
7.100%, 10/16/2024		124,175	1,945
7.050%, 01/19/2028		1,041,377	16,268
7.000%, 08/16/2023		402,085	6,284
6.900%, 05/23/2029		481,563	7,422
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030		$2	3
5.875%, 09/16/2043 (C)		2,200	2,794
5.625%, 04/04/2042		800	985
5.250%, 06/23/2047 (C)		3,400	4,037
5.100%, 03/28/2035 (A)		7,000	7,910
5.100%, 03/28/2035		600	679
4.750%, 05/27/2026		3,400	3,712
4.375%, 03/21/2029		4,000	4,278
4.250%, 06/23/2027		800	851
SCF Capital Designated Activity
5.375%, 06/16/2023 (A)		729	770

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Vnesheconombank Via VEB Finance
6.902%, 07/09/2020		$1,310	$1,349
6.800%, 11/22/2025		580	671
6.800%, 11/22/2025 (A)		150	174

			102,348

Saudi Arabia — 1.3%
Acwa Power Management And Investments One
5.950%, 12/15/2039 (A)		2,864	3,106
Saudi Arabian Oil MTN
4.250%, 04/16/2039		1,530	1,650
4.250%, 04/16/2039 (A)		7,519	8,106
3.500%, 04/16/2029 (A)		930	970
2.875%, 04/16/2024		1,645	1,663
Saudi Government International Bond MTN
5.000%, 04/17/2049 (A)		1,360	1,636
5.000%, 04/17/2049		1,003	1,206
4.625%, 10/04/2047		1,041	1,182
4.625%, 10/04/2047 (A)		423	480
4.500%, 10/26/2046		822	917

			20,916

Senegal — 0.2%
Senegal Government International Bond
6.250%, 07/30/2024 (C)		877	951
6.250%, 05/23/2033		740	745
6.250%, 05/23/2033 (A)		151	152
4.750%, 03/13/2028	EUR	1,135	1,284

			3,132

Serbia — 0.9%
Republic of Serbia
7.250%, 09/28/2021		$2,697	2,946
7.250%, 09/28/2021 (A)		200	219
Serbia International Bond
1.500%, 06/26/2029	EUR	2,176	2,468
Serbia Treasury Bonds
5.875%, 02/08/2028	RSD	354,740	3,857
4.500%, 01/11/2026		211,800	2,086
3.750%, 01/17/2022		350,070	3,360

			14,936

South Africa — 4.5%
Eskom Holdings SOC
7.125%, 02/11/2025 (A)		$2,085	2,146
7.125%, 02/11/2025		1,430	1,472
5.750%, 01/26/2021		665	670
Eskom Holdings SOC MTN
8.450%, 08/10/2028 (A)		178	196
7.500%, 09/15/2033	ZAR	35,200	1,772
6.750%, 08/06/2023		$1,556	1,598
6.750%, 08/06/2023 (A)		388	398
6.350%, 08/10/2028 (A)(C)		322	344

62	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Republic of South Africa
10.500%, 12/21/2026	ZAR	248,183	$18,264
9.000%, 01/31/2040		119,298	7,262
8.875%, 02/28/2035		74,378	4,616
8.750%, 01/31/2044		52,605	3,090
8.750%, 02/28/2048		43,401	2,532
8.500%, 01/31/2037		47,889	2,832
8.250%, 03/31/2032		57,695	3,506
7.000%, 02/28/2031		51,041	2,848
6.500%, 02/28/2041		6,319	293
6.300%, 06/22/2048 (C)		$964	1,041
6.250%, 03/31/2036	ZAR	68,414	3,267
5.875%, 09/16/2025		$2,364	2,575
5.875%, 06/22/2030		1,402	1,497
5.750%, 09/30/2049		3,964	3,944
5.650%, 09/27/2047		386	385
5.000%, 10/12/2046		357	334
4.875%, 04/14/2026		568	586
4.850%, 09/27/2027		820	838
4.850%, 09/30/2029		2,666	2,656
SASOL Financing USA
5.875%, 03/27/2024		442	477
Transnet SOC MTN
9.500%, 05/13/2021 (A)	ZAR	6,760	452

			71,891

South Korea — 0.3%
Export-Import Bank of Korea MTN
8.400%, 11/30/2021	IDR	22,400,000	1,605
7.250%, 12/07/2024		700,000	50
Korea International Bond
2.500%, 06/19/2029		$1,469	1,500
2.000%, 06/19/2024		1,024	1,027

			4,182

Spain — 0.1%
AI Candelaria Spain SLU
7.500%, 12/15/2028 (A)(C)		1,269	1,442

Sri Lanka — 1.3%
Sri Lanka Government International Bond
7.850%, 03/14/2029		1,598	1,606
7.850%, 03/14/2029 (A)		408	410
7.550%, 03/28/2030		405	399
6.850%, 03/14/2024		1,212	1,239
6.850%, 11/03/2025		1,339	1,342
6.825%, 07/18/2026 (A)		1,584	1,566
6.825%, 07/18/2026		500	494
6.750%, 04/18/2028		1,017	970
6.750%, 04/18/2028 (A)		5,224	4,981
6.350%, 06/28/2024 (A)		1,294	1,293
6.250%, 07/27/2021		1,834	1,862
6.200%, 05/11/2027		1,080	1,007

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.875%, 07/25/2022 (A)		$960	$962
5.750%, 04/18/2023 (A)		2,108	2,092
5.750%, 04/18/2023		1,252	1,243

			21,466

Supranational — 0.4%
African Export-Import Bank MTN
3.994%, 09/21/2029 (A)		363	363
Banque Ouest Africaine de Developpement
5.000%, 07/27/2027 (A)		865	919
European Bank for Reconstruction & Development MTN
9.250%, 12/02/2020	IDR	9,210,000	665
European Investment Bank MTN
8.500%, 09/17/2024	ZAR	9,200	640
Inter-American Development Bank MTN
7.875%, 03/14/2023	IDR	50,880,000	3,711
International Bank for Reconstruction & Development MTN
7.450%, 08/20/2021		10,914,700	776

			7,074

Suriname — 0.0%
Suriname Government International Bond
9.250%, 10/26/2026		$361	322

Thailand — 3.0%
Thailand Government Bond
5.670%, 03/13/2028	THB	3,000	131
4.875%, 06/22/2029		22,000	939
3.775%, 06/25/2032		267,434	10,984
3.650%, 06/20/2031		84,500	3,394
3.625%, 06/16/2023		55,000	1,942
3.400%, 06/17/2036		234,056	9,769
3.300%, 06/17/2038		30,930	1,297
2.875%, 12/17/2028		332,842	12,158
2.875%, 06/17/2046		3,431	140
2.550%, 06/26/2020		5,000	165
2.400%, 12/17/2023		88,000	2,994
2.125%, 12/17/2026		52,817	1,805
1.875%, 06/17/2022		57,000	1,888

			47,606

Tunisia — 0.2%
Banque Centrale de Tunisie International Bond
6.375%, 07/15/2026	EUR	472	497
5.750%, 01/30/2025 (C)		$646	578
5.625%, 02/17/2024	EUR	1,650	1,743

			2,818

Turkey — 3.9%
Export Credit Bank of Turkey
8.250%, 01/24/2024 (A)		$423	447

SEI Institutional International Trust / Annual Report / September 30, 2019	63

SCHEDULE OF INVESTMENTS

September 30, 2019

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
6.125%, 05/03/2024 (A)		$547	$533
5.375%, 10/24/2023 (A)		1,033	993
5.000%, 09/23/2021 (A)		538	533
Export Credit Bank of Turkey MTN
5.375%, 02/08/2021 (A)		896	893
Hazine Mustesarligi Varlik Kiralama
5.800%, 02/21/2022 (A)		2,770	2,824
QNB Finansbank
6.875%, 09/07/2024 (A)		613	636
TC Ziraat Bankasi MTN
5.125%, 05/03/2022 (A)		1,063	1,031
5.125%, 09/29/2023 (A)(C)		655	614
4.750%, 04/29/2021 (A)		561	556
Turkey Government International Bond
16.200%, 06/14/2023	TRY	20,814	3,999
12.200%, 01/18/2023		22,055	3,800
11.000%, 03/02/2022		34,649	5,866
10.700%, 02/17/2021		6,560	1,124
10.700%, 08/17/2022		21,356	3,527
9.500%, 01/12/2022		13,693	2,239
9.200%, 09/22/2021		9,387	1,547
8.500%, 09/14/2022		3,864	608
7.625%, 04/26/2029		$260	276
7.375%, 02/05/2025		655	696
7.250%, 12/23/2023		2,322	2,455
7.100%, 03/08/2023	TRY	37,884	5,559
6.875%, 03/17/2036		$1,117	1,112
6.350%, 08/10/2024		1,800	1,832
6.125%, 10/24/2028		1,712	1,671
6.000%, 03/25/2027		252	247
6.000%, 01/14/2041		918	822
5.750%, 03/22/2024		683	680
5.750%, 05/11/2047		2,447	2,132
5.200%, 02/16/2026	EUR	1,502	1,703
5.125%, 02/17/2028		$6,296	5,818
4.875%, 10/09/2026		1,587	1,468
4.250%, 04/14/2026		338	305
3.000%, 08/02/2023	TRY	10,068	1,742
Turkiye Garanti Bankasi
6.125%, VAR USD Swap Semi 30/360 5 Yr Curr+4.220%, 05/24/2027 (A)		$1,170	1,048
Turkiye Sise ve Cam Fabrikalari
6.950%, 03/14/2026		500	514
Yapi ve Kredi Bankasi MTN
5.850%, 06/21/2024 (A)(C)		429	407

			62,257

Ukraine — 2.6%
MHP Lux
6.250%, 09/19/2029 (A)		1,542	1,487
NAK Naftogaz Ukraine via Kondor Finance
7.125%, 07/19/2024	EUR	500	572

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Ukraine Government International Bond
17.000%, 05/11/2022	UAH	71,848	$3,036
16.000%, 08/11/2021		148,624	6,134
15.840%, 02/26/2025		66,553	2,831
15.700%, 01/20/2021 (A)		48,000	1,920
9.750%, 11/01/2028		$4,396	5,034
8.994%, 02/01/2024 (A)		155	170
8.994%, 02/01/2024		1,487	1,630
7.750%, 09/01/2020		656	671
7.750%, 09/01/2021		316	329
7.750%, 09/01/2022		830	871
7.750%, 09/01/2025 (A)		1,661	1,742
7.750%, 09/01/2026		5,121	5,340
7.750%, 09/01/2026 (A)		249	260
7.750%, 09/01/2027 (A)		866	901
7.750%, 09/01/2027		1,424	1,481
7.375%, 09/25/2032 (A)		270	271
7.375%, 09/25/2032		2,189	2,198
6.750%, 06/20/2026	EUR	1,122	1,317
6.750%, 06/20/2026 (A)		547	642
3.254%, 05/31/2040 (A)(E)		$2,206	2,058
Ukreximbank Via Biz Finance
9.625%, 04/27/2022 (A)		856	891

			41,786

United Arab Emirates — 1.4%
Abu Dhabi Crude Oil Pipeline
4.600%, 11/02/2047 (A)		5,448	6,349
4.600%, 11/02/2047		330	385
3.650%, 11/02/2029 (A)		1,574	1,706
Abu Dhabi Government International Bond
3.125%, 09/30/2049 (A)		2,034	1,970
3.125%, 09/30/2049		1,063	1,030
2.500%, 09/30/2029 (A)		4,067	4,038
2.125%, 09/30/2024 (A)		3,292	3,272
Emirate of Dubai Government International Bonds MTN
5.250%, 01/30/2043		490	567
MDC-GMTN BV MTN
4.500%, 11/07/2028		1,225	1,410
4.500%, 11/07/2028 (A)		772	889
Sharjah Sukuk Program MTN
3.854%, 04/03/2026		359	379

			21,995

United Kingdom — 0.3%
Standard Chartered Bank MTN
8.375%, 10/18/2039 (A)	IDR	20,797,000	1,542
8.250%, 05/17/2029 (A)		40,930,000	3,078

			4,620

Uruguay — 0.6%
Uruguay Government International Bond
4.375%, 10/27/2027 (C)		$2,904	3,187

64	SEI Institutional International Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.375%, 01/23/2031	$4,754	$5,246
4.125%, 11/20/2045 (C)	346	370

		8,803

Uzbekistan — 0.1%
Republic of Uzbekistan Bond MTN
5.375%, 02/20/2029	1,233	1,353
4.750%, 02/20/2024	632	662

		2,015

Venezuela — 0.3%
Petroleos de Venezuela
9.750%, 05/17/2035 (H)	1,000	80
9.000%, 11/17/2021 (C)(H)	4,300	344
6.000%, 05/16/2024 (B)(H)	10,192	816
6.000%, 05/16/2024 (H)	7,785	623
6.000%, 11/15/2026 (B)(H)	13,215	1,057
5.500%, 04/12/2037 (H)	1,740	139
5.375%, 04/12/2027 (H)	4,563	365
Venezuela Government International Bond
9.250%, 09/15/2027 (H)	2,300	247
9.250%, 05/07/2028 (H)	2,941	316
8.250%, 10/13/2024 (H)	3,304	355
7.750%, 10/13/2019 (H)	3,976	428

		4,770

Vietnam — 0.0%
Mong Duong Finance Holdings BV
5.125%, 05/07/2029 (A)	692	705

Zambia — 0.2%
Zambia Government International Bond
8.500%, 04/14/2024 (A)	1,901	1,351
5.375%, 09/20/2022 (C)	1,695	1,183
5.375%, 09/20/2022 (A)	794	554

		3,088

Total Global Bonds (Cost $1,544,903) ($ Thousands)		1,526,080

	Shares

AFFILIATED PARTNERSHIP — 5.5%
SEI Liquidity Fund, L.P.
2.010% **†(I)	87,230,149	87,228

Total Affiliated Partnership (Cost $87,230) ($ Thousands)		87,228

Total Investments in Securities — 101.1% (Cost $1,632,133) ($ Thousands)		$1,613,308

Description	Contracts	Market Value ($ Thousands)

PURCHASED OPTION*(J) — 0.0%

Total Purchased Option (Cost $279) ($ Thousands)	26,834,317	$126

SEI Institutional International Trust / Annual Report / September 30, 2019	65

SCHEDULE OF INVESTMENTS

September 30, 2019

Emerging Markets Debt Fund (Continued)

A list of the open option contracts held by the Fund at September 30, 2019, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)^	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTION — 0.0%
Call Options
September 2020, USD Call HKD Put*	26,834,317	$279	$7.85	09/19/20	$126

Total Purchased Option		$279			$126

^Represents cost.

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Euro-Bund	(146)	Dec-2019	$(28,193)	$(27,735)	$270
Euro-Buxl 30 Year Bond	(11)	Dec-2019	(2,695)	(2,608)	73
Korea 3-Year Bond	97	Dec-2019	8,987	8,988	2
R023 Bond Future	578	Nov-2019	4,308	3,909	(28)
R186 Bond Future	470	Nov-2019	3,721	3,580	(23)
R2032 Bond Future	502	Nov-2019	3,436	3,074	(70)
R2035 Bond Future	581	Nov-2019	4,098	3,667	(84)
R2037 Bond Future	418	Nov-2019	2,833	2,532	(60)
R2040 Bond Future	950	Nov-2019	6,627	5,928	(134)
R208 Bond Future	114	Nov-2019	838	759	(7)
R213 Bond Future	807	Nov-2019	5,112	4,574	(103)
R214 Bond Future	255	Nov-2019	1,341	1,200	(27)
U.S. 10-Year Treasury Note	157	Dec-2019	20,621	20,459	(162)
U.S. Ultra Long Treasury Bond	40	Dec-2019	7,946	7,676	(270)

			$38,980	$36,003	$(623)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2019, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	12/18/19	USD	6,092	ZAR	90,784	$(164)
Barclays PLC	12/18/19	USD	7,622	COP	25,731,833	(241)
Barclays PLC	12/18/19	USD	7,836	PLN	30,874	(124)
Barclays PLC	12/18/19	TWD	322,719	USD	10,531	72
Citigroup	10/03/19 - 12/18/19	USD	5,036	TRY	29,455	93
Citigroup	10/03/19 - 12/18/19	USD	25,610	EUR	23,012	(498)
Citigroup	10/04/19 - 12/18/19	KRW	23,315,758	USD	19,458	(38)
Citigroup	10/07/19	EUR	959	HUF	311,123	(33)
Citigroup	10/07/19	HUF	302,753	EUR	906	2
Citigroup	10/09/19	USD	183	GHS	1,077	16
Citigroup	10/09/19	USD	1,270	ARS	61,256	(233)
Citigroup	11/04/19 - 12/03/19	USD	574	BRL	2,400	1
Citigroup	10/09/19 - 12/20/19	USD	8,449	BRL	34,005	(300)
Citigroup	10/15/19 - 12/18/19	USD	12,805	CNY	90,711	(96)
Citigroup	10/15/19	PHP	128,924	USD	2,466	(22)
Citigroup	10/16/19 - 12/09/19	TRY	21,360	USD	3,667	(84)
Citigroup	10/17/19 - 12/03/19	BRL	19,523	USD	4,997	317
Citigroup	10/18/19	USD	511	CNH	3,586	(9)

66	SEI Institutional International Trust / Annual Report / September 30, 2019

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	10/18/19	CNH	1,387	USD	206	$12
Citigroup	10/22/19	USD	2,529	ILS	8,890	33
Citigroup	10/22/19	ILS	3,309	USD	937	(17)
Citigroup	11/01/19 - 12/20/19	USD	7,489	MXN	148,303	(66)
Citigroup	11/01/19	MXN	19,254	USD	989	19
Citigroup	11/01/19	MXN	41,576	USD	2,090	(5)
Citigroup	11/07/19	EUR	1,639	PLN	7,103	(18)
Citigroup	11/07/19	PLN	10,642	EUR	2,466	40
Citigroup	11/07/19	PLN	5,450	EUR	1,239	(6)
Citigroup	12/04/19 - 12/18/19	USD	7,382	RUB	489,205	85
Citigroup	12/17/19 - 12/18/19	COP	25,436,507	USD	7,369	73
Citigroup	12/18/19	USD	281	TWD	8,670	—
Citigroup	12/18/19	USD	901	THB	27,525	1
Citigroup	12/18/19	USD	1,178	CZK	27,613	(9)
Citigroup	12/18/19	PLN	3,698	USD	937	14
Citigroup	12/18/19	PEN	4,249	USD	1,281	28
Citigroup	12/18/19	USD	6,253	COP	21,053,318	(214)
Citigroup	12/18/19	EUR	7,918	USD	8,817	133
Citigroup	12/18/19	THB	11,760	USD	385	—
Citigroup	12/18/19	USD	13,449	CLP	9,646,171	(174)
Citigroup	12/18/19	SGD	14,215	USD	10,318	28
Citigroup	12/18/19	RUB	35,202	USD	541	4
Citigroup	12/19/19 - 02/03/20	USD	3,415	NGN	1,302,291	139
Citigroup	12/19/19	NGN	1,520,033	USD	3,923	(243)
Citigroup	12/20/19	USD	1,629	KRW	1,936,719	(10)
Citigroup	01/15/20 - 02/19/20	UGX	23,216,948	USD	6,026	(152)
Citigroup	03/23/20	EGP	24,000	USD	1,394	(13)
Goldman Sachs	10/03/19	EUR	1,144	USD	1,271	23
Goldman Sachs	10/03/19 - 12/18/19	USD	4,018	EUR	3,616	(59)
Goldman Sachs	10/03/19 - 10/16/19	USD	8,569	TRY	48,869	73
Goldman Sachs	10/03/19	ARS	32,960	USD	494	(76)
Goldman Sachs	10/04/19	PHP	137,781	USD	2,633	(25)
Goldman Sachs	10/07/19	EUR	2,236	HUF	741,393	(25)
Goldman Sachs	10/07/19	HUF	1,752,469	EUR	5,339	117
Goldman Sachs	10/09/19	SGD	3,754	USD	2,714	(1)
Goldman Sachs	10/15/19 - 12/18/19	USD	11,968	PHP	624,998	66
Goldman Sachs	10/16/19 - 11/04/19	USD	7,712	THB	236,899	37
Goldman Sachs	10/16/19	USD	2,680	THB	81,309	(21)
Goldman Sachs	10/16/19	THB	127,744	USD	4,179	1
Goldman Sachs	10/16/19	THB	16,966	USD	554	(1)
Goldman Sachs	10/18/19	USD	2,742	CNH	19,055	(74)
Goldman Sachs	10/21/19	USD	2,786	ZAR	42,868	34
Goldman Sachs	11/06/19	USD	506	ZAR	7,704	—
Goldman Sachs	10/21/19 - 12/03/19	BRL	26,504	USD	6,409	56
Goldman Sachs	12/03/19	BRL	36,704	USD	8,749	(31)
Goldman Sachs	11/06/19	ZAR	35,650	USD	2,403	62
Goldman Sachs	10/21/19	ZAR	42,868	USD	2,786	(34)
Goldman Sachs	10/22/19	ILS	5,582	USD	1,587	(21)
Goldman Sachs	10/24/19	IDR	36,114,136	USD	2,537	(3)
Goldman Sachs	11/01/19 - 12/18/19	MXN	57,649	USD	2,917	13

SEI Institutional International Trust / Annual Report / September 30, 2019	67

SCHEDULE OF INVESTMENTS

September 30, 2019

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	12/03/19	USD	3,097	BRL	12,981	$8
Goldman Sachs	11/04/19	USD	996	BRL	4,103	(13)
Goldman Sachs	11/07/19	EUR	2,273	PLN	9,965	3
Goldman Sachs	11/07/19	PLN	20,555	EUR	4,741	52
Goldman Sachs	11/20/19	USD	4,062	NGN	1,531,242	152
Goldman Sachs	11/20/19	NGN	509,517	USD	1,280	(122)
Goldman Sachs	11/27/19	MYR	2,437	USD	582	—
Goldman Sachs	12/04/19	RUB	163,265	USD	2,516	20
Goldman Sachs	12/06/19	USD	1,336	KZT	525,000	1
Goldman Sachs	12/09/19 - 12/18/19	TRY	59,157	USD	9,571	(668)
Goldman Sachs	12/17/19	EUR	4,380	RON	20,920	2
Goldman Sachs	12/18/19	USD	1,583	MXN	31,290	(17)
Goldman Sachs	12/18/19	PEN	2,361	USD	708	11
Goldman Sachs	12/18/19	PEN	3,349	USD	981	(6)
Goldman Sachs	12/18/19	PLN	25,267	USD	6,442	130
Goldman Sachs	04/02/20	RON	11,059	EUR	2,290	(3)
JPMorgan Chase Bank	10/03/19 - 10/04/19	USD	987	ARS	64,291	124
JPMorgan Chase Bank	11/06/19	USD	846	BRL	3,550	4
JPMorgan Chase Bank	10/03/19	USD	853	BRL	3,550	(1)
JPMorgan Chase Bank	10/03/19	USD	1,594	ZAR	24,610	29
JPMorgan Chase Bank	12/17/19	USD	1,615	ZAR	24,610	(7)
JPMorgan Chase Bank	10/03/19	EUR	3,644	USD	4,022	49
JPMorgan Chase Bank	10/03/19 - 12/16/19	USD	5,629	CZK	132,202	(41)
JPMorgan Chase Bank	10/03/19 - 12/18/19	USD	6,912	TRY	40,474	170
JPMorgan Chase Bank	10/03/19 - 12/18/19	USD	9,527	HUF	2,845,007	(238)
JPMorgan Chase Bank	10/23/19	BRL	20,943	USD	5,097	77
JPMorgan Chase Bank	10/03/19 - 10/30/19	BRL	5,954	USD	1,424	(5)
JPMorgan Chase Bank	10/03/19 - 11/06/19	TRY	65,432	USD	11,230	(310)
JPMorgan Chase Bank	10/07/19	EUR	2,277	HUF	747,163	(51)
JPMorgan Chase Bank	10/07/19	HUF	80,388	EUR	241	—
JPMorgan Chase Bank	10/15/19	CNY	18,944	USD	2,666	9
JPMorgan Chase Bank	10/16/19	THB	45,325	USD	1,480	(3)
JPMorgan Chase Bank	10/18/19	CNH	21,085	USD	3,012	61
JPMorgan Chase Bank	11/04/19	USD	1,851	BRL	7,733	2
JPMorgan Chase Bank	10/21/19 - 11/04/19	USD	8,383	BRL	34,026	(225)
JPMorgan Chase Bank	10/23/19	USD	472	PHP	24,673	4
JPMorgan Chase Bank	10/23/19	USD	838	IDR	11,864,334	(4)
JPMorgan Chase Bank	10/23/19	USD	884	COP	2,993,583	(24)
JPMorgan Chase Bank	10/23/19	USD	2,455	KRW	2,921,747	(15)
JPMorgan Chase Bank	10/23/19 - 10/25/19	PEN	15,488	USD	4,623	48
JPMorgan Chase Bank	10/23/19	RUB	294,242	USD	4,553	30
JPMorgan Chase Bank	10/23/19 - 12/18/19	IDR	141,136,888	USD	9,944	53
JPMorgan Chase Bank	10/24/19	THB	102,328	USD	3,350	2
JPMorgan Chase Bank	10/24/19	INR	181,200	USD	2,538	(15)
JPMorgan Chase Bank	10/30/19	USD	6,947	RON	30,003	(50)
JPMorgan Chase Bank	10/30/19	USD	11,601	PLN	46,173	(77)
JPMorgan Chase Bank	10/30/19 - 12/18/19	USD	23,612	THB	715,455	(178)
JPMorgan Chase Bank	10/30/19	MXN	34,071	USD	1,742	25
JPMorgan Chase Bank	10/30/19	ZAR	125,915	USD	8,428	155
JPMorgan Chase Bank	11/01/19	USD	15,126	MXN	295,926	(216)

68	SEI Institutional International Trust / Annual Report / September 30, 2019

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	11/01/19	MXN	75,400	USD	3,776	$(23)
JPMorgan Chase Bank	11/04/19	SGD	3,142	USD	2,275	1
JPMorgan Chase Bank	11/05/19	USD	1,134	EUR	1,028	(11)
JPMorgan Chase Bank	11/07/19	EUR	10,299	PLN	44,453	(163)
JPMorgan Chase Bank	11/26/19	IDR	32,551,765	USD	2,292	11
JPMorgan Chase Bank	12/04/19	USD	1,229	RUB	83,113	41
JPMorgan Chase Bank	12/04/19	RUB	182,554	USD	2,808	17
JPMorgan Chase Bank	12/12/19	USD	369	UYU	13,787	—
JPMorgan Chase Bank	10/19/20	USD	208	UYU	7,800	(12)
JPMorgan Chase Bank	12/17/19	EUR	374	RON	1,788	1
JPMorgan Chase Bank	12/17/19	USD	628	COP	2,116,540	(21)
JPMorgan Chase Bank	12/17/19	EUR	701	CZK	18,221	3
JPMorgan Chase Bank	12/18/19	USD	1,629	PEN	5,469	(16)
JPMorgan Chase Bank	12/19/19	USD	525	NGN	198,374	18
JPMorgan Chase Bank	01/24/20	EUR	24,531	USD	27,275	296
JPMorgan Chase Bank	01/24/20	JPY	291,628	USD	2,725	3
JPMorgan Chase Bank	02/03/20	NGN	681,434	USD	1,767	(86)
Merrill Lynch	12/18/19	ZAR	1,130	USD	75	1
Merrill Lynch	12/18/19	USD	6,177	PLN	24,258	(118)
Merrill Lynch	12/18/19	IDR	100,601,653	USD	7,095	69
Merrill Lynch	12/19/19	USD	1,857	NGN	700,497	63
Standard Bank	10/16/19 - 11/18/19	UGX	20,462,779	USD	5,416	(116)
Standard Bank	11/20/19	NGN	1,021,557	USD	2,595	(216)
Standard Bank	12/18/19	USD	843	EUR	760	(10)
Standard Bank	12/18/19	EUR	1,888	USD	2,086	16
Standard Bank	12/18/19	SGD	3,041	USD	2,208	6
Standard Bank	12/18/19	USD	3,694	ZAR	55,520	(68)
Standard Bank	12/18/19	USD	651	MYR	2,732	1
Standard Bank	12/18/19	USD	4,864	MYR	20,338	(11)
Standard Bank	12/18/19	INR	599,193	USD	8,209	(195)
Standard Chartered	10/03/19 - 11/05/19	USD	6,050	EUR	5,421	(135)
Standard Chartered	10/03/19 - 11/05/19	EUR	6,289	USD	6,937	78
Standard Chartered	10/04/19 - 10/07/19	USD	5,164	KRW	6,106,609	(59)
Standard Chartered	10/07/19	KRW	2,907,667	USD	2,393	(37)
Standard Chartered	10/09/19 - 10/17/19	USD	20,898	BRL	80,263	(1,643)
Standard Chartered	10/11/19	MYR	12,861	USD	3,075	4
Standard Chartered	11/27/19	MYR	31,909	USD	7,569	(49)
Standard Chartered	10/17/19 - 11/04/19	BRL	8,839	USD	2,248	128
Standard Chartered	10/24/19	USD	2,513	INR	178,863	7
Standard Chartered	10/24/19 - 11/20/19	USD	4,441	IDR	62,750,354	(33)
Standard Chartered	11/06/19	USD	5,914	ZAR	91,168	71
Standard Chartered	12/20/19	USD	3,554	ZAR	52,615	(120)
Standard Chartered	12/04/19	USD	5,969	RUB	401,486	168
Standard Chartered	12/04/19	RUB	162,607	USD	2,502	17
Standard Chartered	12/09/19	TRY	3,442	USD	593	(4)
State Street	10/03/19 - 12/04/19	USD	13,480	EUR	12,228	(115)
State Street	10/03/19 - 12/04/19	EUR	43,662	USD	48,736	1,049
State Street	11/01/19	MXN	89,630	USD	4,587	72
State Street	11/01/19	MXN	39,676	USD	1,988	(11)

						$(3,747)

SEI Institutional International Trust / Annual Report / September 30, 2019	69

SCHEDULE OF INVESTMENTS

September 30, 2019

Emerging Markets Debt Fund (Continued)

A list of the open OTC swap agreements held by the Fund at September 30, 2019, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase	0.845%	6-MONTH HUF - BUBOR	Semi-Annually	10/10/2019	HUF	3,000,000	$(83)	$–	$(83)
Goldman Sachs	1-DAY BRL - CETIP	8.220%	Annually	01/02/2020	BRL	4,194	84	–	84
JPMorgan Chase	1-DAY BRL - CETIP	11.460%	Annually	01/02/2020	BRL	3,649	120	–	120
JPMorgan Chase	1-DAY BRL - CETIP	12.130%	Annually	01/02/2020	BRL	3,480	133	–	133
JPMorgan Chase	1-DAY BRL - CETIP	12.130%	Annually	01/02/2020	BRL	5,738	215	–	215
JPMorgan Chase	0.693%	6-MONTH HUF - BUBOR	Semi-Annually	04/20/2020	HUF	1,750,000	(31)	–	(31)
Goldman Sachs	1-DAY BRL - CETIP	12.725%	Annually	01/04/2021	BRL	10,608	827	–	827
JPMorgan Chase	1-DAY BRL - CETIP	9.610%	Annually	01/04/2021	BRL	4,626	149	–	149
JPMorgan Chase	1-DAY BRL - CETIP	10.890%	Annually	01/04/2021	BRL	170	7	–	7
JPMorgan Chase	1-DAY BRL - CETIP	10.040%	Annually	01/04/2021	BRL	3,557	130	–	130
JPMorgan Chase	1-DAY BRL - CETIP	9.275%	Annually	01/04/2021	BRL	5,815	168	–	168
JPMorgan Chase	1-DAY BRL - CETIP	8.870%	Annually	01/04/2021	BRL	8,089	203	–	203
Goldman Sachs	3-MONTH MosPrime - RUB	9.005%	Annually	02/21/2021	RUB	1,080,956	294	–	294
Goldman Sachs	28-DAY MXN - TIIE	5.370%	Monthly	03/17/2021	MXN	46,500	(48)	–	(48)
Goldman Sachs	3-MONTH MosPrime - RUB	7.515%	Annually	06/10/2021	RUB	1,020,770	17	–	17
JPMorgan Chase	1.378%	6-MONTH HUF - BUBOR	Semi-Annually	06/17/2021	HUF	654,998	(46)	–	(46)
Goldman Sachs	6-MONTH PLN - WIBOR	2.208%	Annually	11/16/2021	PLN	6,842	40	–	40
Citigroup	6-MONTH PLN - WIBOR	2.431%	Annually	12/14/2021	PLN	11,000	96	–	96
Goldman Sachs	6-MONTH HUF - BUBOR	1.265%	Semi-Annually	01/10/2022	HUF	1,537,322	(145)	–	(145)
Goldman Sachs	3-MONTH MosPrime - RUB	8.110%	Quarterly	03/23/2022	RUB	715,570	197	–	197
JPMorgan Chase	1-DAY-CLP - CHILIBOR RATE AVG	3.430%	Semi-Annually	05/10/2022	CLP	420,527	26	–	26
Goldman Sachs	28-DAY MXN - TIIE	5.900%	Monthly	09/12/2022	MXN	75,956	(66)	–	(66)
Goldman Sachs	6-MONTH HUF - BUBOR	0.839%	Annually	09/21/2022	HUF	1,390,000	49	–	49
Goldman Sachs	1-DAY BRL - CETIP	11.985%	Annually	01/02/2023	BRL	3,000	308	–	308
Goldman Sachs	1-DAY BRL - CETIP	10.040%	Annually	01/03/2023	BRL	5,012	367	–	367
Citigroup	China 7-Day Reverse Repo Rate	2.761%	Quarterly	07/05/2024	CNY	99,768	(24)	–	(24)
Goldman Sachs	China 7-Day Reverse Repo Rate	2.770%	Quarterly	07/05/2024	CNY	25,760	(5)	–	(5)
Goldman Sachs	28-DAY MXN - TIIE	6.355%	Monthly	05/21/2025	MXN	23,145	(12)	–	(12)
Goldman Sachs	28-DAY MXN - TIIE	6.205%	Monthly	12/08/2025	MXN	16,624	(17)	–	(17)
Goldman Sachs	28-DAY MXN - TIIE	6.165%	Monthly	03/05/2026	MXN	47,200	(57)	–	(57)
JPMorgan Chase	28-DAY MXN - TIIE	6.130%	Monthly	06/18/2026	MXN	40,000	(56)	–	(56)
Goldman Sachs	28-DAY MXN - TIIE	6.381%	Monthly	09/16/2026	MXN	26,000	(19)	–	(19)

							$2,821	$–	$2,821

70	SEI Institutional International Trust / Annual Report / September 30, 2019

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase	Argentina	Sell	5.00%	Quarterly	06/20/2023	$(1,895)	$(1,124)	$116	$(1,240)
Credit Suisse	Ecuador	Sell	5.00%	Quarterly	12/20/2019	(2,100)	6	(8)	14

							$(1,118)	$108	$(1,226)

Cross Currency Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payment (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	3-MONTH USD - LIBOR	18.230%	Quarterly	12/09/2024	TRY	2,301	$(471)	$–	$(471)

							(471)	–	(471)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2019, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
7.450%	1-DAY BRL - CETIP	Annually	01/02/2020	BRL	67,046	$(93)	$–	$(93)
1.675%	6-MONTH CZK - PRIBOR	Semi-Annually	07/17/2024	CZK	21,146	3	–	3
28-DAY MXN - TIIE	6.750%	Monthly	08/26/2024	MXN	60,739	30	–	30
6-MONTH HUF - BUBOR	0.810%	Annually	09/12/2024	HUF	75,000	1	–	1
1-DAY BRL - CETIP	12.340%	Annually	01/02/2025	BRL	5,215	235	–	235
28-DAY MXN - TIIE	7.720%	Monthly	12/03/2026	MXN	8,000	26	–	26
28-DAY MXN - TIIE	7.510%	Monthly	04/20/2027	MXN	8,110	21	–	21
2.379%	3-MONTH HUF - BUBOR	Semi-Annually	06/07/2028	HUF	279,795	(97)	–	(97)
China 7-Day Reverse Repo Rate	2.748%	Quarterly	07/05/2024	CNY	20,500	(10)	–	(10)
2.439%	3-MONTH HUF - BUBOR	Semi-Annually	06/08/2028	HUF	220,205	(80)	–	(80)
2.265%	6-MONTH HUF - BUBOR	Semi-Annually	04/24/2029	HUF	150,000	(46)	–	(46)
5.915%	1-DAY COP - COLIBR	Quarterly	05/15/2029	COP	3,600,000	(60)	–	(60)
5.370%	1-DAY COP - COLIBR	Quarterly	06/21/2029	COP	1,800,000	(7)	–	(7)
3-MONTH ZAR - JIBAR	8.490%	Quarterly	07/18/2029	ZAR	10,000	(1)	–	(1)
6-MONTH PLN - WIBOR	1.615%	Annually	08/16/2029	PLN	12,000	(1)	–	(1)
6.940%	28-DAY MXN - TIIE	Monthly	08/20/2029	MXN	35,892	(19)	–	(19)
6.923%	28-DAY MXN - TIIE	Monthly	08/31/2029	MXN	42,602	(19)	–	(19)
2.969%	6-MONTH HUF - BUBOR	Semi-Annually	02/08/2029	HUF	200,000	(39)	–	(39)
6.820%	28-DAY MXN - TIIE	Monthly	09/10/2029	MXN	33,993	(2)	–	(2)
China 7-Day Reverse Repo Rate	2.863%	Quarterly	07/03/2024	CNY	20,500	4	–	4
1.700%	6-MONTH CZK - PRIBOR	Semi-Annually	06/18/2024	CZK	140,000	13	–	13
8.090%	28-DAY MXN - TIIE	Monthly	01/28/2021	MXN	133,260	(97)	–	(97)
8.125%	28-DAY MXN - TIIE	Monthly	01/28/2021	MXN	60,000	(45)	–	(45)
8.145%	28-DAY MXN - TIIE	Monthly	01/28/2021	MXN	136,359	(103)	–	(103)
6-MONTH CZK - PRIBOR	2.100%	Annually	09/30/2021	CZK	150,349	(2)	–	(2)
6-MONTH CZK - PRIBOR	2.070%	Annually	09/30/2021	CZK	121,000	(1)	–	(1)
6-MONTH PLN - WIBOR	2.263%	Annually	11/12/2021	PLN	7,000	20	–	20
1-DAY BRL - CETIP	6.065%	Annually	01/03/2022	BRL	9,867	25	–	25
1.640%	6-MONTH CZK - PRIBOR	Semi-Annually	06/21/2024	CZK	14,000	3	–	3
1-DAY BRL - CETIP	5.890%	Annually	01/03/2022	BRL	27,057	48	–	48
1-DAY BRL - CETIP	6.240%	Annually	01/03/2022	BRL	14,709	49	–	49
28-DAY MXN - TIIE	6.745%	Monthly	06/23/2022	MXN	26,758	7	–	7
28-DAY MXN - TIIE	6.710%	Monthly	07/07/2022	MXN	37,637	8	–	8
1-DAY BRL - CETIP	6.475%	Annually	01/02/2023	BRL	16,116	51	–	51

SEI Institutional International Trust / Annual Report / September 30, 2019	71

SCHEDULE OF INVESTMENTS

September 30, 2019

Emerging Markets Debt Fund (Concluded)

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1-DAY BRL - CETIP	11.475%	Annually	01/02/2023	BRL	3,524	$110	$–	$110
1-DAY BRL - CETIP	9.255%	Annually	01/02/2023	BRL	2,368	46	–	46
1.987%	6-MONTH PLN - WIBOR	Semi-Annually	03/25/2024	PLN	22,000	(80)	–	(80)
1-DAY BRL - CETIP	6.233%	Annually	01/03/2022	BRL	8,733	29	–	29
6-MONTH HUF - BUBOR	1.880%	Annually	09/13/2029	HUF	400,000	(1)	–	(1)

						$(74)	$–	$(74)

Percentages are based on Net Assets of $1,595,415 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

†	Investment in Affiliated Security (see Note 5).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2019, the value of these securities amounted to $260,939 ($ Thousands), representing 16.4% of the Net Assets of the Fund.

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $2,203 ($ Thousands) and represented 0.1% of the Net Assets of the Fund.

(C)

Certain securities or partial positions of certain securities are on loan at September 30, 2019 (See Note 9). The total market value of securities on loan at September 30, 2019 was $83,870 ($ Thousands).

(D)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(F)	Step Bonds – Represents the final step rate and the final maturity date.

(G)	Level 3 security in accordance with fair value hierarchy.

(H)	Security is in default on interest payment.

(I)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2019 was $87,228 ($ Thousands).

(J)	Refer to table below for details on Options Contracts.

ARS — Argentine Peso

BADLAR — Buenos Aires Deposits of Large Amount Rate

BRL — Brazilian Real

BUBOR — Budapest Interbank Offered Rate

CETIP — Central of Custody and Financial Settlement of Securities

CHILIBR — Chile Interbank Offered Rate

Cl — Class

CLP — Chilean Peso

CNH — Chinese Yuan Offshore

CNY — Chinese Yuan Onshore

COP — Colombian Peso

CZK — Czech Koruna

EGP — Egyptian Pound

EUR — Euro

HKD — Hong Kong Dollar

HUF — Hungarian Forint

ICE — Intercontinental Exchange

IDR — Indonesian Rupiah

ILS — Israeli New Sheckels

INR — Indian Rupee

JPY — Japanese Yen

JSC — Joint-Stock Company

KRW — Korean Won

KZT — Kazakhstani Tenge

L.P. — Limited Partnership

LIBOR — London Interbank Offered Rate

Ltd. — Limited

MosPrime — Moscow Prime Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NGN — Nigerian Naira

PEN — Peruvian Nuevo Sol

PHP— Philippine Peso

PLN — Polish Zloty

PRIBOR — Prague Interbank Offered Rate

RON — Romanian Leu

RUB — Russian Ruble

SAR — Saudi Riyal

SGD — Singapore Dollar

THB — Thai Bhat

TIIE — Interbank Equilibrium Interest Rate

TRY — Turkish Lira

TWD — Taiwan Dollar

UAH —Ukrainian Hryvnia

UGX — Ugandan Shilling

USD — United States Dollar

WIBOR — Warsaw Interbank Offered Rate

VAR — Variable Rate

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Global Bonds	–	1,525,468	612	1,526,080
Affiliated Partnership	–	87,228	–	87,228

Total Investments in Securities	–	1,612,696	612	1,613,308

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	126	–	–	126
Futures Contracts*
Unrealized Appreciation	345	–	–	345
Unrealized Depreciation	(968)	–	–	(968)
Forwards Contracts*
Unrealized Appreciation	–	4,954	–	4,954
Unrealized Depreciation	–	(8,701)	–	(8,701)
OTC Swaps
Credit Default Swaps*
Unrealized Appreciation	–	14	–	14
Unrealized Depreciation	–	(1,240)	–	(1,240)
Cross Currency Swaps*
Unrealized Depreciation	–	(471)	–	(471)
Interest Rate Swaps*
Unrealized Appreciation	–	3,430	–	3,430
Unrealized Depreciation	–	(609)	–	(609)

72	SEI Institutional International Trust / Annual Report / September 30, 2019

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)

Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	729	–	729
Unrealized Depreciation	–	(803)	–	(803)

Total Other Financial Instruments	(497)	(2,697)	–	(3,194)

(1) Of the $612 ($ Thousands) in Level 3 securities as of September 30, 2019, $612 ($ Thousands) or 0.04% as a percent of net assets are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. A reconciliation of Level 3 investments is presented when the Fund has significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

* Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value at 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 30,585	$ 346,090	$ (289,460)	$ 11	$ 2	$ 87,228	87,230,149	$ 113	$ —

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2019	73

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2019

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Assets:
Investments, at value †	$3,859,046*	$1,646,009*	$504,411	$1,526,080*
Affiliated investments, at value ††	206,239	78,454	–	87,228
Cash	91,427	26,485	9,709	44,813
Cash pledged as collateral for forward foreign currency contracts	–	–	–	5,330
Cash pledged as collateral for futures contracts	4,673	1,848	394	1,899
Cash pledged as collateral for swap contracts	–	–	–	679
Foreign currency, at value †††	6,293	5,504	1,025	11,583
Receivable for fund shares sold	2,254	3,387	238	784
Receivable for investment securities sold	20,104	4,198	1,043	11,912
Dividends and interest receivable	9,241	3,081	2,779	23,821
Unrealized gain on forward foreign currency contracts	–	–	7,572	4,954
Unrealized gain on foreign spot currency contracts	16	5	62	13
Due from broker	–	–	–	79
Swap contracts, at value ††††	–	–	18	3,437
Options purchased, at value †††††	–	–	–	126
Foreign tax reclaim receivable	10,454	168	–	–
Receivable for variation margin	251	158	129	75
Prepaid expenses	16	7	2	6
Total Assets	4,210,014	1,769,304	527,382	1,722,819
Liabilities:
Payable upon return on securities loaned	122,504	48,630	–	87,233
Payable for investment securities purchased	22,939	5,892	2,134	26,075
Payable for fund shares redeemed	2,183	1,369	727	1,066
Swap contracts, at value ††††	–	–	193	2,205
Payable for variation margin	169	–	88	83
Administration fees payable	1,025	621	188	489
Unrealized loss on foreign currency spot contracts	5	–	130	14
Unrealized loss on forward foreign currency contracts	–	–	1,803	8,701
Trustees fees payable	2	1	–	1
Chief compliance officer fees payable	5	2	1	2
Administrative servicing fees payable	4	–	–	–
Shareholder servicing fees payable	563	323	93	306
Investment advisory fees payable	1,682	1,341	97	817
Other payables	–	–	–	18
Accrued expense payable	344	434	97	394
Accrued foreign capital gains tax on appreciated securities	–	568	–	–
Total Liabilities	151,425	59,181	5,551	127,404
Net Assets	$4,058,589	$1,710,123	$521,831	$1,595,415
† Cost of investments	$3,633,577	$1,465,105	$494,505	$1,544,903
†† Cost of affiliated investments	206,233	78,447	–	87,230
††† Cost of foreign currency	6,302	5,501	1,031	11,568
†††† Cost (premiums paid (received))	–	–	(158)	108
††††† Cost of purchased options	–	–	–	279
* Includes market value of securities on loan	115,350	45,930	–	83,870

74	SEI Institutional International Trust / Annual Report / September 30, 2019

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$3,881,279	$1,631,350	$513,647	$1,693,586
Total distributable earnings/(loss)	177,310	78,773	8,184	(98,171)
Net Assets	$4,058,589	$1,710,123	$521,831	$1,595,415
Net Asset Value, Offering and Redemption Price Per Share — Class F	$10.68	$11.21	$10.73	$9.93
	($3,686,195,190 ÷ 345,210,281 shares)	($1,564,522,849 ÷ 139,609,555 shares)	($452,150,102 ÷ 42,120,642 shares)	($1,483,467,460 ÷ 149,334,720 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$10.68	N/A	N/A	N/A
	($1,931,889 ÷ 180,828 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$10.68	$11.22	$10.75	$9.92
	($370,462,165 ÷ 34,689,654 shares)	($145,599,788 ÷ 12,981,400 shares)	($69,680,846 ÷ 6,482,690 shares)	($111,948,010 ÷ 11,286,469 shares)

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2019	75

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2019

International Equity Fund		Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$126,841	$48,108	$–	$–
Income from affiliated investments(1)	1,765	515	–	–
Interest Income	1,459	627	7,112	101,370
Security lending income — net(1)(2)	2,128	571	–	113
Less: foreign taxes withheld	(10,980)	(4,819)	(51)	(2,443)
Total Investment Income	121,213	45,002	7,061	99,040
Expenses:
Investment advisory fees	20,211	18,034	1,468	13,374
Administration fees	12,403	7,555	2,202	7,021
Shareholder servicing fees — Class F	9,118	3,952	1,089	3,635
Shareholder servicing fees — Class I	6	–	–	–
Administrative servicing fees — Class I	6	–	–	–
Printing fees	556	246	71	230
Custodian/wire agent fees	371	602	94	532
Professional fees	198	87	26	84
Trustees’ fees	78	34	9	31
Registration fees	72	33	6	29
Chief compliance officer fees	22	9	3	9
Other expenses	209	109	124	177
Total Expenses	43,250	30,661	5,092	25,122
Less:
Waiver of investment advisory fees	–	(1,849)	(220)	(3,630)
Waiver of administration fees	–	–	(18)	(352)
Waiver of shareholder servicing fees — Class F	(73)	–	–	–
Fees paid indirectly	–	(4)	–	–
Net Expenses	43,177	28,808	4,854	21,140
Net Investment Income	78,036	16,194	2,207	77,900
Net Realized Gain (Loss) on:
Investments	(88,434)	(72,287)	1,077	(10,915)
Affiliated investments	96	32	–	11
Futures contracts	(4,290)	(249)	3,439	622
Swap contracts	–	–	324	1,980
Foreign currency transactions	(1,944)	(1,474)	(4,737)	(46,026)
Forward foreign currency contracts	–	–	16,457	(2,891)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(187,837)	27,598	21,446	108,930
Affiliated investments	22	7	–	2
Futures contracts	(3,739)	(840)	384	(815)
Option contracts	–	–	–	(153)
Swap contracts	–	–	7	3,247
Foreign capital gains tax on appreciated securities	–	(145)	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	(332)	6	(303)	(11)
Forward foreign currency contracts	–	–	3,447	(3,007)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(208,422)	$(31,158)	$43,748	$128,874

(1) See Note 5 in the Notes to Financial Statements for additional information.

(2) Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

76	SEI Institutional International Trust / Annual Report / September 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	International Equity Fund		Emerging Markets Equity Fund
	2019	2018	2019	2018
Operations:
Net investment income	$78,036	$59,195	$16,194	$12,301
Net realized gain (loss) on investments and futures contracts	(92,628)	198,895	(72,504)	26,796
Net realized loss on forward foreign currency contracts and foreign currency transactions	(1,944)	(1,351)	(1,474)	(1,413)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(191,554)	(169,355)	26,765	(138,602)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(332)	(177)	6	(12)
Net change in unrealized appreciation (depreciation) on foreign capital tax gains on appreciated securities	—	—	(145)	178
Net Increase (Decrease) in Net Assets Resulting from Operations	(208,422)	87,207	(31,158)	(100,752)
Distributions:(1)
Class F	(53,543)	(51,106)	(9,542)	(24,002)
Class I	(25)	(29)	N/A	N/A
Class Y	(5,551)	(5,482)	(1,045)	(2,093)
Total Dividends	(59,119)	(56,617)	(10,587)	(26,095)
Capital Share Transactions:
Class F:
Proceeds from shares issued	581,641	756,783	262,961	339,824
Reinvestment of dividends & distributions	49,614	47,452	8,884	22,506
Cost of shares redeemed	(720,379)	(603,276)	(337,016)	(396,610)
Net Increase (Decrease) from Class F Transactions	(89,124)	200,959	(65,171)	(34,280)
Class I:
Proceeds from shares issued	398	445	N/A	N/A
Reinvestment of dividends & distributions	15	17	N/A	N/A
Cost of shares redeemed	(960)	(787)	N/A	N/A
Net Decrease from Class I Transactions	(547)	(325)	N/A	N/A
Class Y:
Proceeds from shares issued	107,012	63,040	50,713	27,272
Reinvestment of dividends & distributions	5,135	5,170	971	1,938
Cost of shares redeemed	(68,972)	(45,309)	(29,199)	(19,938)
Net Increase from Class Y Transactions	43,175	22,901	22,485	9,272
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(46,496)	223,535	(42,686)	(25,008)
Net Increase (Decrease) in Net Assets	(314,037)	254,125	(84,431)	(151,855)
Net Assets:
Beginning of Year	4,372,626	4,118,501	1,794,554	1,946,409
End of Year(2)	$4,058,589	$4,372,626	$1,710,123	$1,794,554
Capital Share Transactions:
Class F:
Shares issued	55,772	65,585	23,647	27,336
Reinvestment of distributions	5,278	4,098	859	1,764
Shares redeemed	(69,493)	(52,335)	(30,383)	(31,382)
Total Class F Transactions	(8,443)	17,348	(5,877)	(2,282)
Class I:
Shares issued	38	38	N/A	N/A
Reinvestment of distributions	2	2	N/A	N/A
Shares redeemed	(93)	(68)	N/A	N/A
Total Class I Transactions	(53)	(28)	N/A	N/A
Class Y:
Shares issued	10,480	5,473	4,578	2,190
Reinvestment of distributions	547	447	94	152
Shares redeemed	(6,631)	(3,898)	(2,626)	(1,562)
Total Class Y Transactions	4,396	2,022	2,046	780
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(4,100)	19,342	(3,831)	(1,502)

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 11).
(2)	Includes undistributed net investment income of $48,291 and $1,589, respectively, in 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2019	77

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands) (Concluded)

For the years ended September 30,

	International Fixed Income Fund		Emerging Markets Debt Fund
	2019	2018	2019	2018
Operations:
Net investment income	$2,207	$3,170	$77,900	$80,893
Net realized gain (loss) on investments, futures contracts and swap contracts	4,840	4,132	(8,302)	101
Net realized gain (loss) on forward foreign currency contracts and foreign currency transactions	11,720	15,798	(48,917)	(23,921)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, option contracts and swap contracts	21,837	(16,664)	111,211	(168,057)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	3,144	(91)	(3,018)	605
Net Increase (Decrease) in Net Assets Resulting from Operations	43,748	6,345	128,874	(110,379)
Distributions:(1)
Class F	(19,278)	—	(24,016)	(82,188)
Class Y	(2,040)	—	(2,284)	(6,903)
Total Dividends	(21,318)	—	(26,300)	(89,091)
Capital Share Transactions:
Class F:
Proceeds from shares issued	76,574	86,729	224,174	336,208
Reinvestment of dividends & distributions	17,932	—	21,787	74,710
Cost of shares redeemed	(100,729)	(69,108)	(308,307)	(233,447)
Net Increase (Decrease) from Class F Transactions	(6,223)	17,621	(62,346)	177,471
Class Y:
Proceeds from shares issued	28,909	10,342	30,730	28,991
Reinvestment of dividends & distributions	1,813	—	2,127	6,442
Cost of shares redeemed	(7,009)	(5,961)	(42,670)	(15,406)
Net Increase (Decrease) from Class Y Transactions	23,713	4,381	(9,813)	20,027
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	17,490	22,002	(72,159)	197,498
Net Increase (Decrease) in Net Assets	39,920	28,347	30,415	(1,972)
Net Assets:
Beginning of Year	481,911	453,564	1,565,000	1,566,972
End of Year(2)	$521,831	$481,911	$1,595,415	$1,565,000
Capital Share Transactions:
Class F:
Shares issued	7,424	8,460	23,304	33,864
Reinvestment of distributions	1,798	—	2,186	7,328
Shares redeemed	(9,831)	(6,748)	(32,215)	(23,439)
Total Class F Transactions	(609)	1,712	(6,725)	17,753
Class Y:
Shares issued	2,797	1,010	3,226	2,913
Reinvestment of distributions	182	—	214	633
Shares redeemed	(677)	(582)	(4,425)	(1,528)
Total Class Y Transactions	2,302	428	(985)	2,018
Net Increase (Decrease) in Shares Outstanding from Share Transactions	1,693	2,140	(7,710)	19,771

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 11).
(2)	Includes distributions in excess of net investment income of $(4,667) and $(40,703), respectively, in 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

78	SEI Institutional International Trust / Annual Report / September 30, 2019

FINANCIAL HIGHLIGHTS

For the years or period ended September 30

For a Share Outstanding Throughout Each Year or Period

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)**	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)**	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Equity Fund
Class F(2)
2019	$11.38	$0.20	$(0.75)	$(0.55)	$(0.15)	$—	$(0.15)	$10.68	(4.63)%	$3,686,195	1.10%(3)	1.10%(3)	1.10%(3)	1.92%	73%
2018	11.29	0.16	0.08	0.24	(0.15)	—	(0.15)	11.38	2.11	4,024,987	1.09(3)	1.09(3)	1.09(3)	1.35	40
2017	9.58	0.13	1.69	1.82	(0.11)	—	(0.11)	11.29	19.23	3,795,858	1.15(3)	1.15(3)	1.15(3)	1.27	57
2016	9.16	0.13	0.39	0.52	(0.10)	—	(0.10)	9.58	5.63	2,729,762	1.27(3)(4)	1.27(3)(4)	1.28(3)(4)	1.36	45
2015	9.94	0.10	(0.69)	(0.59)	(0.19)	—	(0.19)	9.16	(5.98)	2,568,634	1.24(3)	1.24(3)	1.24(3)	1.04	68
Class I
2019	$11.37	$0.17	$(0.74)	$(0.57)	$(0.12)	$—	$(0.12)	$10.68	(4.90)%	$1,932	1.35%(5)	1.35%(5)	1.35%(5)	1.61%	73%
2018	11.27	0.12	0.09	0.21	(0.11)	—	(0.11)	11.37	1.86	2,662	1.34(5)	1.34(5)	1.34(5)	1.06	40
2017	9.55	0.10	1.70	1.80	(0.08)	—	(0.08)	11.27	19.00	2,954	1.40(5)	1.40(5)	1.40(5)	0.96	57
2016	9.15	0.10	0.38	0.48	(0.08)	—	(0.08)	9.55	5.27	4,341	1.52(4)(5)	1.52(4)(5)	1.52(4)(5)	1.09	45
2015	9.92	0.08	(0.69)	(0.61)	(0.16)	—	(0.16)	9.15	(6.18)	4,956	1.49(5)	1.49(5)	1.49(5)	0.76	68
Class Y
2019	$11.39	$0.23	$(0.76)	$(0.53)	$(0.18)	$—	$(0.18)	$10.68	(4.43)%	$370,462	0.85%(6)	0.85%(6)	0.85%(6)	2.24%	73%
2018	11.31	0.18	0.09	0.27	(0.19)	—	(0.19)	11.39	2.40	344,977	0.84(6)	0.84(6)	0.84(6)	1.60	40
2017	9.59	0.16	1.69	1.85	(0.13)	—	(0.13)	11.31	19.59	319,689	0.90(6)	0.90(6)	0.90(6)	1.53	57
2016	9.18	0.16	0.37	0.53	(0.12)	—	(0.12)	9.59	5.77	168,719	1.02(4)(6)	1.02(4)(6)	1.03(4)(6)	1.70	45
2015(7)	9.39	0.13	(0.34)	(0.21)	—	—	—	9.18	(2.24)	130,379	1.00(6)	1.00(6)	1.00(6)	1.72	68
Emerging Markets Equity Fund
Class F(2)
2019	$11.47	$0.10	$(0.29)	$(0.19)	$(0.07)	$—	$(0.07)	$11.21	(1.64)%	$1,564,523	1.70%(8)	1.70%(8)	1.81%(9)	0.92%	89%
2018	12.32	0.08	(0.77)	(0.69)	(0.16)	—	(0.16)	11.47	(5.71)	1,668,960	1.69(8)	1.69(8)	1.80(9)	0.61	70
2017	10.09	0.07	2.24	2.31	(0.08)	—	(0.08)	12.32	23.10	1,821,009	1.74(8)	1.74(8)	1.82(9)	0.65	66
2016	8.43	0.05	1.68	1.73	(0.07)	—	(0.07)	10.09	20.66	1,532,960	1.76(4)(8)	1.76(4)(8)	1.86(4)(9)	0.59	79
2015	10.76	0.07	(2.29)	(2.22)	(0.11)	—	(0.11)	8.43	(20.78)	1,342,618	1.72(8)	1.72(8)	1.82(9)	0.67	67
Class Y
2019	$11.49	$0.14	$(0.31)	$(0.17)	$(0.10)	$—	$(0.10)	$11.22	(1.44)%	$145,600	1.45%(10)	1.45%(10)	1.56%(11)	1.25%	89%
2018	12.35	0.11	(0.76)	(0.65)	(0.21)	—	(0.21)	11.49	(5.46)	125,594	1.44(10)	1.44(10)	1.55(11)	0.89	70
2017	10.11	0.10	2.24	2.34	(0.10)	—	(0.10)	12.35	23.46	125,400	1.49(10)	1.49(10)	1.57(11)	0.93	66
2016	8.45	0.09	1.66	1.75	(0.09)	—	(0.09)	10.11	20.95	72,218	1.52(4)(10)	1.52(4)(10)	1.62(4)(11)	0.96	79
2015(7)	10.08	0.10	(1.73)	(1.63)	—	—	—	8.45	(16.17)	44,012	1.47(10)	1.47(10)	1.57(11)	1.33	67

†	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*	Includes Fees Paid Indirectly, if applicable. See Note 5 in Notes to Financial Statements.
**	See Note 5 in Notes to Financial Statements.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.
(3)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.10%, 1.09%, 1.15%, 1.27% and 1.24% for 2019, 2018, 2017, 2016 and 2015.
(4)	The expense ratio includes proxy expenses outside the cap.
(5)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.35%, 1.34%, 1.40%, 1.52% and 1.49% for 2019, 2018, 2017, 2016 and 2015.
(6)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.85%, 0.84%, 0.90%, 1.02% and 0.99% for 2019, 2018, 2017, 2016 and 2015.
(7)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(8)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.70%, 1.69%, 1.74%, 1.76% and 1.71% for 2019, 2018, 2017, 2016 and 2015.
(9)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.81%, 1.80%, 1.82%, 1.86% and 1.71% for 2019, 2018, 2017, 2016 and 2015.
(10)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.45%, 1.44%, 1.49%, 1.52% and 1.46% for 2019, 2018, 2017, 2016 and 2015.
(11)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.56%, 1.55%, 1.58%, 1.62% and 1.46% for 2019, 2018, 2017, 2016 and 2015.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2019	79

FINANCIAL HIGHLIGHTS

For the years or period ended September 30

For a Share Outstanding Throughout Each Year or Period

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)**	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)**	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Fixed Income Fund
Class F(2)
2019	$10.27	$0.04	$0.88	$0.92	$(0.40)	$(0.06)	$(0.46)	$10.73	9.28%	$452,150	1.02%(3)	1.02%(3)	1.07%(4)	0.42%	58%
2018	10.13	0.07	0.07	0.14	—	—	—	10.27	1.38	438,908	1.02(3)	1.02(3)	1.07(4)	0.66	71
2017	10.51	0.07	(0.18)	(0.11)	(0.17)	(0.10)	(0.27)	10.13	(1.03)	415,582	1.02(3)	1.02(3)	1.08(4)	0.66	113
2016	10.38	0.10	0.62	0.72	(0.57)	(0.02)	(0.59)	10.51	7.32	497,157	1.05(3)(5)	1.05(3)(5)	1.11(4)(5)	0.98	106
2015	10.98	0.11	0.11	0.22	(0.82)	—	(0.82)	10.38	2.02	495,957	1.02(3)	1.02(3)	1.07(4)	1.00	78
Class Y
2019	$10.29	$0.07	$0.88	$0.95	$(0.43)	$(0.06)	$(0.49)	$10.75	9.54%	$69,681	0.77%(6)	0.77%(6)	0.82%(7)	0.66%	58%
2018	10.12	0.09	0.08	0.17	—	—	—	10.29	1.68	43,003	0.77(6)	0.77(6)	0.82(7)	0.91	71
2017	10.50	0.09	(0.17)	(0.08)	(0.20)	(0.10)	(0.30)	10.12	(0.76)	37,982	0.77(6)	0.77(6)	0.83(7)	0.94	113
2016(8)	10.45	0.12	0.55	0.67	(0.60)	(0.02)	(0.62)	10.50	6.79	12,901	0.80(5)(6)	0.80(5)(6)	0.87(5)(7)	1.23	106
Emerging Markets Debt Fund
Class F(2)
2019	$9.30	$0.47	$0.32	$0.79	$(0.16)	$—	$(0.16)	$9.93	8.51%	$1,483,467	1.36%(9)	1.36%(9)	1.62%(10)	4.93%	114%
2018	10.55	0.51	(1.19)	(0.68)	(0.57)	—	(0.57)	9.30	(6.81)	1,451,128	1.36(9)	1.36(9)	1.61(10)	5.08	80
2017	10.08	0.51	0.17	0.68	(0.21)	—	(0.21)	10.55	6.93	1,458,611	1.36(9)	1.36(9)	1.63(10)	5.06	79
2016	8.66	0.49	0.93	1.42	—	—	—	10.08	16.40	1,453,586	1.39(5)(9)	1.39(5)(9)	1.65(5)(10)	5.30	86
2015	10.20	0.47	(1.81)	(1.34)	(0.19)	(0.01)	(0.20)	8.66	(13.35)	1,227,567	1.36(9)	1.36(9)	1.61(10)	4.91	71
Class Y
2019	$9.28	$0.50	$0.32	$0.82	$(0.18)	$—	$(0.18)	$9.92	8.84%	$111,948	1.11%(11)	1.11%(11)	1.37%(12)	5.18%	114%
2018	10.57	0.53	(1.18)	(0.65)	(0.64)	—	(0.64)	9.28	(6.57)	113,872	1.11(11)	1.11(11)	1.36(12)	5.34	80
2017	10.12	0.53	0.17	0.70	(0.25)	—	(0.25)	10.57	7.18	108,361	1.11(11)	1.11(11)	1.38(12)	5.31	79
2016	8.67	0.52	0.93	1.45	—	—	—	10.12	16.72	100,566	1.14(5)(11)	1.14(5)(11)	1.40(5)(12)	5.55	86
2015(13)	9.63	0.37	(1.28)	(0.91)	(0.05)	—	(0.05)	8.67	(9.48)	78,383	1.11(11)	1.11(11)	1.36(12)	5.24	71

†	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*	Includes Fees Paid Indirectly, if applicable. See Note 5 in Notes to Financial Statements.
**	See Note 5 in Notes to Financial Statements.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.
(3)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.02%, 1.02%, 1.02%, 1.05% and 1.02% for 2019, 2018, 2017, 2016 and 2015.
(4)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.07%, 1.07%, 1.08%, 1.11% and 1.07% for 2019, 2018, 2017, 2016 and 2015.
(5)	The expense ratio includes proxy expenses outside the cap.
(6)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.77%, 0.77%, 0.77% and 0.80% for 2019, 2018, 2017 and 2016.
(7)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.82%, 0.82%, 0.83% and 0.87% for 2019, 2018, 2017 and 2016.
(8)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.
(9)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.37%, 1.36%, 1.36%, 1.39% and 1.36% for 2019, 2018, 2017, 2016 and 2015.
(10)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.62%, 1.61%, 1.63%, 1.65% and 1.61% for 2019, 2018, 2017, 2016 and 2015.
(11)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.11%, 1.11%, 1.11%, 1.14% and 1.11% for 2019, 2018, 2017, 2016 and 2015.
(12)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.37%, 1.36%, 1.38%, 1.40% and 1.36% for 2019, 2018, 2017, 2016 and 2015.
(13)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

80	SEI Institutional International Trust / Annual Report / September 30, 2019

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

1. ORGANIZATION

SEI Institutional International Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (together the “Funds”) each of which are diversified Funds with the exception of the International Fixed Income Fund and the Emerging Markets Debt Fund. Each Fund’s prospectus provides a description of its investment goal, principal investment strategies and risks. The Trust is registered to offer Class F (formerly Class A) and Class Y shares of each of the Funds and Class I shares of the International Equity Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the

SEI Institutional International Trust / Annual Report / September 30, 2019	81

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2019

time a Fund calculates its Net Asset Value (“NAV”), the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The International Equity Fund and Emerging Markets Equity Fund also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and

82	SEI Institutional International Trust / Annual Report / September 30, 2019

methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and Emerging Markets Equity Fund will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include

Level 1 or Level 2 inputs as components of the overall fair value measurement.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended September 30, 2019, there have been no significant changes to the inputs or the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Classes — Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investment securities.

SEI Institutional International Trust / Annual Report / September 30, 2019	83

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2019

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, speculative purposes or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2019, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. To the extent consistent with its investment objective and strategies, a Fund may utilize futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns and may also utilize futures contracts to efficiently assist in managing the Funds’ duration and yield curve exposure. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is held. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of September 30, 2019, if applicable.

Options/Swaptions Written/Purchased — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of

84	SEI Institutional International Trust / Annual Report / September 30, 2019

Investments for details regarding open option/swaption contracts as of September 30, 2019, if applicable.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

Counterparty risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of September 30, 2019, if applicable.

Delayed Delivery Transactions — A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-

SEI Institutional International Trust / Annual Report / September 30, 2019	85

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2019

issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in a Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds”, are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Dividends and Distributions to Shareholders — The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Participation Notes (P-Notes) — To the extent consistent with its investment objective and strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

86	SEI Institutional International Trust / Annual Report / September 30, 2019

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of September 30, 2019, the International Fixed Income Fund and the Emerging Markets Debt Fund are the sellers (“providing protection”) on a total notional amount of $2.0 million and $4.0 million, respectively. The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Funds are providing protection at balance sheet date are summarized as follows:

International Fixed Income Fund
Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$ —	$ —	$ (169,307)	$ 50,523	$ (118,784)

Maximum potential amount of future payments	—	—	2,012,000	2,160,000	4,172,000
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	—	—	—	—	—

Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)(1)

0-100	$ —	$ —	$—	$ 2,160,000	$—	$2,160,000

>101	—	—	—	—	2,012,000	2,012,000

Total	$ —	$ —	$—	$ 2,160,000	$2,012,000	$4,172,000

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

(1)

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

SEI Institutional International Trust / Annual Report / September 30, 2019	87

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2019

Emerging Markets Debt Fund

Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$ —	$ (1,118,671)	$ —	$ —	$ (1,118,671)

Maximum potential amount of future payments	—	3,994,629	—	—	3,994,629
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	—	—	—	—	—

Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)(1)

0-100	$ —	$ —	$—	$ —	$ —	$—

>101	2,100,000	1,894,629	—	—	—	3,994,629

Total	$ 2,100,000	$ 1,894,629	$—	$ —	$ —	$3,994,629

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

(1)

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE CONTRACTS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Schedules of Investments and the Statements of Operations. The fair value of derivative instruments as of year end was as follows:

	Asset Derivatives		Liability Derivatives
	Year Ended September 30, 2019 ($ Thousands)		Year Ended September 30, 2019 ($ Thousands)
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
International Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$616*	Net Assets — Unrealized depreciation on futures contracts	$107*
	Net Assets — Unrealized appreciation on swap contracts	18†	Net Assets — Unrealized depreciation on swap contracts	166†
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	51†	Net Assets — Unrealized depreciation on swap contracts	12†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	7,572	Unrealized loss on forward foreign currency contracts	1,803
Total derivatives not accounted for as hedging instruments		$8,257		$2,088

88	SEI Institutional International Trust / Annual Report / September 30, 2019

	Asset Derivatives		Liability Derivatives
	Year Ended September 30, 2019 ($ Thousands)		Year Ended September 30, 2019 ($ Thousands)
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$345*	Net Assets — Unrealized depreciation on futures contracts	$968*
	Net Assets — Unrealized appreciation on swap contracts	4,159†	Net Assets — Unrealized depreciation on swap contracts	1,412†
Credit Contracts	Net Assets — Unrealized appreciation on swap contracts	14†	Net Assets — Unrealized depreciation on swap contracts	1,240†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	4,954	Unrealized loss on forward foreign currency contracts	8,701
	Net Assets — Unrealized appreciation on swap contracts	—†	Net Assets — Unrealized depreciation on swap contracts	471†
	Options Purchased, at value	126	Options Written, at value	—
Total derivatives not accounted for as hedging instruments		$9,598		$12,792

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

†

Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for OTC swap contracts that have paid premiums. For centrally cleared swap contracts current days variation margin is reported within the Statements of Assets & Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2019.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
International Fixed Income Fund

Interest rate contracts	$1,773	$—	$258	$2,031

Foreign exchange contracts	1,258	16,457	—	17,715

Credit contracts	—	—	66	66

Equity contracts	408	—	—	408
Total	$3,439	$16,457	$324	$20,220

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
Emerging Markets Debt Fund

Interest rate contracts	$(616)	$—	$1,983	$1,367

Foreign exchange contracts	—	(2,891)	(236)	(3,127)

Equity contracts	1,238	—	—	1,238

Credit contracts	—	—	233	233
Total	$622	$(2,891)	$1,980	$(289)
Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):
Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
International Fixed Income Fund

Interest rate contracts	$384	$—	$(148)	$236

Foreign exchange contracts	—	3,447	—	3,447

Credit contracts	—	—	155	155
Total	$384	$3,447	$7	$3,838

SEI Institutional International Trust / Annual Report / September 30, 2019	89

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2019

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
Emerging Markets Debt Fund

Interest rate contracts	$—	$(815)	$—	$4,740	$3,925

Foreign exchange contracts	(153)	—	(3,007)	(463)	(3,623)

Credit contracts	—	—	—	(1,030)	(1,030)
Total	$(153)	$(815)	$(3,007)	$3,247	$(728)

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of September 30, 2019 ($ Thousands):

	Financial Derivatives Assets			Financial Derivatives Liabilities
	Variation Margin Asset			Variation Margin Liability
Fund	Futures	Swap Agreements	Total	Futures	Swap Agreements	Total
International Equity Fund	$251	$—	$251	$169	$—	$169

Emerging Markets Equity Fund	158	—	158	—	—	—

International Fixed Income Fund	128	1	129	87	1	88

Emerging Markets Debt Fund	10	65	75	60	23	83

Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2019 amounted to $4,673 ($ Thousands) for the International Equity Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2019 amounted to

$1,848 ($ Thousands) for the Emerging Equity Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2019 amounted to $394 ($ Thousands) for the International Fixed Income Fund. Cash pledged as collateral for exchange-traded and centrally cleared

90	SEI Institutional International Trust / Annual Report / September 30, 2019

derivative instruments as of September 30, 2019 amounted to $2,578 ($ Thousands) for the Emerging Markets Debt Fund.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2019 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities

International Fixed Income Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
Bank of America	$25	$—	$25	$76	$—	$76	$(51)	$—	$(51)
Barclays	727	—	727	79	—	79	648	—	648
BMO Capital Markets	15	—	15	—	—	—	15	—	15
BNP Paribas	468	—	468	6	—	6	462	—	462
Brown Brothers Harriman	77	—	77	148	—	148	(71)	—	(71)
BT Brokerage	92	—	92	55	—	55	37	—	37
Citigroup	2,378	—	2,378	138	—	138	2,240	142	2,382
Credit Suisse	21	—	21	—	5	5	16	—	16
Deutsche Bank	—	18	18	—	30	30	(12)	—	(12)
Goldman Sachs	55	51	106	129	—	129	(23)	192	169
HSBC	6	—	6	7	—	7	(1)	—	(1)
JPMorgan Chase Bank	1,649	—	1,649	748	—	748	901	—	901
Morgan Stanley	128	—	128	320	—	320	(192)	—	(192)
RBC	—	—	—	14	—	14	(14)	—	(14)
Royal Bank of Scotland	654	—	654	23	—	23	631	—	631
Standard Chartered	—	—	—	53	—	53	(53)	—	(53)
State Street	1,206	—	1,206	3	—	3	1,203	—	1,203
TD Securities	34	—	34	—	—	—	34	—	34
UBS	37	—	37	4	—	4	33	—	33

	Financial Derivative Assets			Financial Derivative Liabilities

Emerging Markets Debt Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
Barclays	$72	$—	$72	$529	$—	$529	$(457)	$—	$(457)
Citigroup	1,035	96	1,131	2,239	24	2,263	(1,132)	—	(1,132)
Credit Suisse	—	14	14	—	—	—	14	—	14
Goldman Sachs	864	2,183	3,047	1,202	840	2,042	1,005	1,610	2,615
JPMorgan Chase Bank	1,233	1,151	2,384	1,792	1,456	3,248	(864)	—	(864)
Merrill Lynch	134	—	134	118	—	118	16	—	16
Standard Bank	23	—	23	616	—	616	(593)	—	(593)
Standard Chartered Bank	473	—	473	2,080	—	2,080	(1,607)	—	(1,607)
State Street	943	—	943	125	—	125	818	—	818

^

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

*	Excess collateral pledged is not shown for financial reporting purposes.

SEI Institutional International Trust / Annual Report / September 30, 2019	91

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2019

No securities have been pledged or have been received as collateral for OTC financial derivative instruments as governed by ISDA Master Agreements as of September 30, 2019.

The following table discloses the volume of the Funds’ futures contracts, forward foreign currency contracts and swap activity during the year ended September 30, 2019 ($ Thousands):

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$68,294	$28,664	$–	$–
Average Notional Balance Short	–	–	–	–
Ending Notional Balance Long	54,436	34,955	–	–
Interest Contracts
Average Notional Balance Long	26,167	–	79,672	62,820
Average Notional Balance Short	–	–	39,737	33,237
Ending Notional Balance Long	34,527	–	81,042	69,868
Ending Notional Balance Short	–	–	25,262	30,888
Currency Contracts
Average Notional Balance Short	–	–	25,418	–
Ending Notional Balance Short	–	–	33,354	–
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	791,577	847,051
Average Notional Balance Short	–	–	791,437	848,005
Ending Notional Balance Long	–	–	958,053	780,651
Ending Notional Balance Short	–	–	952,351	784,398
Swaps: Credit Contracts
Average Notional Balance Long	–	–	–	712
Average Notional Balance Short	–	–	5,311	4,265
Ending Notional Balance Short	–	–	4,172	3,995
Interest Contracts
Average Notional Balance	–	–	5,726	234,159
Ending Notional Balance	–	–	54,680	20,048,359
Foreign Exchange Contracts
Average Notional Balance	–	–	–	5,963
Ending Notional Balance	–	–	–	2,301
Options:
Currency
Average Notional Balance Long†	–	–	–	70
Ending Notional Balance Long†	–	–	–	279

† Represents cost.

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (the “Distributor”) is the distributor of the shares of the Funds. The Funds have adopted a shareholder services plan and agreement (the Service Plan) with respect to Class F (formerly Class A) and Class I Shares that allows such shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The International Equity Fund has also adopted an administrative services plan and agreement (the Administrative Service Plan) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

92	SEI Institutional International Trust / Annual Report / September 30, 2019

The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class F (formerly Class A) and Class I Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

The following is a summary of annual fees payable to the Adviser and Distributor and the contractual and voluntary expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
International Equity Fund
Class F	0.505%	0.25%	—	1.15%
Class I	0.505%	0.25%	0.25%	1.40%
Class Y	0.505%	—	—	0.90%
Emerging Markets Equity Fund*
Class F	1.05%	0.25%	—	N/A
Class Y	1.05%	—	—	N/A
International Fixed Income Fund
Class F	0.30%	0.25%	—	1.02%
Class Y	0.30%	—	—	0.77%
Emerging Markets Debt Fund
Class F	0.85%	0.25%	—	1.36%
Class Y	0.85%	—	—	1.11%

*

Renewed as of January 31, 2019, SIMC has contractually agreed to waive its advisory fee as necessary to keep the advisory fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2020 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

N/A — Not applicable.

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
International Equity Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
Emerging Markets Equity Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
International Fixed Income Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
Emerging Markets Debt Fund	0.450%	0.370%	0.2900%	0.210%	0.130%

Investment Sub-Advisory Agreements — As of September 30, 2019, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser

International Equity Fund

Acadian Asset Management LLC

Blackcrane Capital, LLC

Causeway Capital Management LLC

INTECH Investment Management LLC

Lazard Asset Management LLC

Neuberger Berman Investment Advisers LLC

NWQ Investment Management Company, LLC

WCM Investment Management LLC

Emerging Markets Equity Fund

Delaware Investment Fund Advisers, a series of

Macquarie Investment Management Business Trust

J O Hambro Capital Management Limited

KBI Global Investors (North America) Ltd.

Lazard Asset Management LLC

Neuberger Berman Investment Advisers LLC

Qtron Investments LLC

RWC Asset Advisors (US) LLC

International Fixed Income Fund

AllianceBernstein L.P.

Colchester Global Investors Ltd.

Wellington Management Company, LLP

SEI Institutional International Trust / Annual Report / September 30, 2019	93

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2019

Emerging Markets Debt Fund

Colchester Global Investors Ltd.

Investec Asset Management Ltd.

Marathon Asset Management, L.P.

Neuberger Berman Investment Advisers LLC

Stone Harbor Investment Partners LP

Under the investment sub-advisory agreements, each sub-adviser receives a fee, paid by SIMC.

Brokerage Commissions Paid to Affiliates — The Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended September 30, 2019 were as follows ($ Thousands):

International Equity Fund	$79
Emerging Markets Equity Fund	132

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund’s expense ratio, as a percentage of the Fund’s average daily net assets for the year ended September 30, 2019 can be found on the Statement of Operations and Financial Highlights, if applicable.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest cash

6. INVESTMENT TRANSACTIONS

collateral from the securities lending program in the SEI Liquidity Fund, L.P., also an affiliated fund.

Payment to Affiliates — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, Adviser and/or the Distributor.

The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. As of and during the year ended September 30, 2019, the Trust has not participated in the Program.

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, during the year ended September 30, 2019, were as follows:

	International Equity Fund ($ Thousands)	Emerging Markets Equity Fund(1) ($ Thousands)	International Fixed Income Fund ($ Thousands)	Emerging Markets Debt Fund ($ Thousands)
Purchases
U.S. Government	$—	$—	$9,393	$6,214
Other	2,906,317	1,535,373(1)	276,695	1,781,943
Sales
U.S. Government	—	—	7,748	19,335
Other	3,021,899	1,605,638	246,618	1,619,725

(1) Includes 17a-7 related transactions of $2,029 ($ Thousands).

94	SEI Institutional International Trust / Annual Report / September 30, 2019

7. FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the last two years were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)

International Equity Fund	2019	$59,119	$—	$59,119
	2018	56,617	—	56,617
Emerging Markets Equity Fund	2019	10,587	—	10,587
	2018	26,095	—	26,095
International Fixed Income Fund	2019	18,958	2,360	21,318
	2018	—	—	—
Emerging Markets Debt Fund	2019	26,300	—	26,300
	2018	89,091	—	89,091

As of September 30, 2019, the components of Distributable Earnings (Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)

International Equity Fund	$75,809	$—	$(81,302)	$—	$—	$182,801	$2	$177,310
Emerging Markets Equity Fund	18,779	—	(77,642)	—	—	137,641	(5)	78,773
International Fixed Income Fund	10,053	747	—	—	—	8,009	(10,625)	8,184
Emerging Markets Debt Fund	5,477	—	(25,339)	—	(20,515)	(33,460)	(24,334)	(98,171)

Post-October losses represent losses realized on investment transactions from November 1, 2018 through September 30, 2019 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. For the year ended September 30, 2019, the Funds did not have any capital losses eligible to be carried forward.

Under the Regulated Investment Company

Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

	Short-Term ($ Thousands)	Long-Term ($ Thousands)	Total Capital Loss Carryforwards 9/30/2019* ($ Thousands)
International Equity Fund	$(81,302)	$—	$(81,302)
Emerging Markets Equity Fund	(69,842)	(7,800)	(77,642)
Emerging Markets Debt Fund	(160)	(25,179)	(25,339)

* This table should be used in conjunction with the capital loss carryforwards table.

For Federal income tax purposes, the cost of securities owned at September 30, 2019, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in derivatives, passive foreign investment companies and wash sales which

SEI Institutional International Trust / Annual Report / September 30, 2019	95

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2019

cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2019, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
International Equity Fund	$3,882,851	$524,627	$(341,826)	$182,801
Emerging Markets Equity Fund	1,586,247	285,730	(148,089)	137,641
International Fixed Income Fund	495,484	19,449	(11,440)	8,009
Emerging Markets Debt Fund	1,644,608	66,511	(99,971)	(33,460)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2019, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

To the extent consistent with its Investment Strategy, a Fund may have one of more of the following principal risks:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Funds acquire.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Funds invest. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. The prices of the Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Funds’ value may fluctuate and/or the Funds may experience increased redemptions from shareholders, which may impact the Funds’ liquidity

96	SEI Institutional International Trust / Annual Report / September 30, 2019

or force the Funds to sell securities into a declining or illiquid market.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Funds’ actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Funds’ expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Funds.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

9. SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or restricted from recovering the loaned securities or disposing of the collateral for the loan which could give rise to loss because of adverse market actions expenses and/or delays in connection with the disposition of the underlying securities.

Cash collateral received in connection with securities lending is invested in eligible securities by the lending agent. These investments may include the SEI Liquidity Fund, L.P. (“Liquidity Fund”) and the Fund bears its pro rata portion of the Liquidity Fund’s expenses and is subject to the risk of loss in the underlying investments of the Liquidity Fund and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2019

($ Thousands):

		Securities Loaned at Value		Cash Collateral Received(1)		Net Amount

International Equity Fund	$	115,350	$	115,350	$	—

Emerging Markets Equity Fund		45,930		45,930		—

Emerging Markets Debt Fund		83,870		83,870		—

(1)

Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Schedule of Investments for the total collateral received.

10. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of September 30, 2019, SPTC held of record the following:

Fund	Class F	Class I	Class Y

International Equity Fund	96.53%	43.73%	45.02%
Emerging Markets Equity Fund	93.73%	—%	63.06%
International Fixed Income Fund	96.54%	—%	99.61%
Emerging Markets Debt Fund	97.86%	—%	49.81%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments

SEI Institutional International Trust / Annual Report / September 30, 2019	97

NOTES TO FINANCIAL STATEMENTS (Concluded)

September 30, 2019

and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

11.	REGULATORY MATTERS

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR very likely will cease to be published after that time. Various financial industry groups have begun planning for that transition, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

12.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

13.	SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of September 30, 2019.

98	SEI Institutional International Trust / Annual Report / September 30, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Institutional International Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Institutional International Trust, comprised of the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund (collectively, the Funds), including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with custodians, transfer agents and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

November 27, 2019

SEI Institutional International Trust / Annual Report / September 30, 2019	99

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2019.

Set forth below are the names, addresses, ages, position with the Trust, term of office and length of time served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-835-4531.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	98	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and The KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 79 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	98	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund from 2014 to 2018. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	98	Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

100	SEI Institutional International Trust / Annual Report / September 30, 2019

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 62 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 71 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	98	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	98	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006- 2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee.	98	Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.
1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

SEI Institutional International Trust / Annual Report / September 30, 2019	101

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 56 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 48 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 51 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

102	SEI Institutional International Trust / Annual Report / September 30, 2019

DISCLOSURE OF FUND EXPENSES (Unaudited)

September 30, 2019

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Annualized Expense Ratios	Expenses Paid During Period *
International Equity Fund
Actual Fund Return
Class F	$1,000.00	$1,016.20	1.10%	$5.56
Class I	1,000.00	1,014.20	1.35	6.82
Class Y	1,000.00	1,017.10	0.85	4.30
Hypothetical 5% Return
Class F	$1,000.00	$1,019.55	1.10%	$5.57
Class I	1,000.00	1,018.30	1.35	6.83
Class Y	1,000.00	1,020.81	0.85	4.31
Emerging Markets Equity Fund
Actual Fund Return
Class F	$1,000.00	$971.40	1.70%	$8.40
Class Y	1,000.00	973.10	1.45	7.17
Hypothetical 5% Return
Class F	$1,000.00	$1,016.55	1.70%	$8.59
Class Y	1,000.00	1,017.80	1.45	7.33

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Annualized Expense Ratios	Expenses Paid During Period *
International Fixed Income Fund
Actual Fund Return
Class F	$1,000.00	$1,049.90	1.02%	$5.24
Class Y	1,000.00	1,051.90	0.77	3.96
Hypothetical 5% Return
Class F	$1,000.00	$1,019.95	1.02%	$5.16
Class Y	1,000.00	1,021.21	0.77	3.90
Emerging Markets Debt Fund
Actual Fund Return
Class F	$1,000.00	$1,039.20	1.36%	$6.95
Class Y	1,000.00	1,041.20	1.11	5.68
Hypothetical 5% Return
Class F	$1,000.00	$1,018.25	1.36%	$6.88
Class Y	1,000.00	1,019.50	1.11	5.62

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

SEI Institutional International Trust / Annual Report / September 30, 2019	103

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Institutional International Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Fund and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

104	SEI Institutional International Trust / Annual Report / September 30, 2019

At the December 4-5, 2018 meeting of the Board, the Trustees approved a brief extension of the Advisory Agreement and the Sub-Advisory Agreements already in effect to accommodate a revised meeting schedule. Accordingly, at the April 2-3, 2019 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on December 4-5, 2018, June 25-26, 2019 and September 10-11, 2019. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s contractual waivers of its management fee with respect to the Emerging Markets Equity Fund and SIMC’s and its affiliates voluntary waivers of management and other fees with respect to the International Equity, Emerging Markets Debt and International Fixed Income Funds to prevent total Fund operating expenses from exceeding specified caps and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board

SEI Institutional International Trust / Annual Report / September 30, 2019	105

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

106	SEI Institutional International Trust / Annual Report / September 30, 2019

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a September 30, 2019, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2019, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2019, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI)(2)	(G) U.S. Government Interest(3)	(H) Interest Related Dividends(4)	(I) Short-Term Capital Gain Dividends(5)
International Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%
Emerging Markets Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%
International Fixed Income Fund	0.00%	11.07%	88.93%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%
Emerging Markets Debt Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2019, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
Emerging Markets Equity	$24,548,661	$4,580,104
International Equity	81,826,578	6,238,622

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)

“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)

“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional International Trust / Annual Report / September 30, 2019	107

(This page intentionally left blank)

SEI INSTITUTIONAL INTERNATIONAL TRUST / ANNUAL REPORT / SEPTEMBER 30, 2019

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President and Secretary

David F. McCann

Vice President and Assistant Secretary

Aaron Buser

Vice President and Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

and Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-018 (9/19)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has three Audit Committee financial experts serving on its audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr.    Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal 2019			Fiscal 2018
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$206,500	$0	N/A	$204,460	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$289,100	$0	$0	$372,077	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2019	Fiscal 2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees billed by KPMG for the fiscal years 2019 and 2018 were $289,100 and $372,077, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations, and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional International Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 6, 2019

By:	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: December 6, 2019